UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05309

Nuveen Investment Funds, Inc.

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Christopher M. Rohrbacher

Vice President and Secretary

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: October 31

Date of reporting period: April 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds
30 April 2020
Nuveen Equity Funds
Fund Name	Class A	Class C	Class R3	Class R6	Class I
Nuveen Dividend Value Fund	FFEIX	FFECX	FEISX	FFEFX	FAQIX
Nuveen Mid Cap Value Fund	FASEX	FACSX	FMVSX	FMVQX	FSEIX
Nuveen Small Cap Value Fund	FSCAX	FSCVX	FSVSX	FSCWX	FSCCX
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.
You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #1. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.
Semiannual Report

Life is Complex.
Nuveen makes things e-simple.
It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.
Free e-Reports right to your e-mail!
www.investordelivery.com
If you receive your Nuveen Fund distributions and statements from your financial professional or brokerage account.
or
www.nuveen.com/client-access
If you receive your Nuveen Fund distributions and statements directly from Nuveen.
Must be preceded by or accompanied by a prospectus.
NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Table
of Contents

Chair’s Letter to Shareholders
Dear Shareholders,
The COVID-19 crisis is taking an unprecedented toll on our health, societies, economies and financial markets. Our thoughts are with all whose lives have been affected by the disease and its economic fallout. With some regions of the world having appeared to “flatten the curve” of infections, governments and public health officials are now facing the extraordinary challenge of balancing the resumption of economic activity with public safety, in a way that minimizes the potential for a second wave of outbreaks. Markets have turned their focus to the potential for an economic recovery the timing and magnitude of which remain highly uncertain. Elevated market volatility is likely to continue, with economic data, coronavirus infection rates and the upcoming U.S. presidential election under scrutiny.
While we do not want to understate the dampening effect on the global economy, it is important to differentiate short term interruptions from the longer-lasting implications to the economy. Some areas of the global economy were already on the mend prior to the coronavirus epidemic. Temporary bans on movement and travel are being lifted, and some near-term economic indicators have shown modest improvement in countries that have reopened. Central banks and governments around the world have announced economic stimulus measures and pledged to continue doing what it takes to support their economies. In the U.S., the Federal Reserve has cut its benchmark interest rate to near zero and introduced programs that helped revive the U.S. economy after the 2008 financial crisis. The U.S. Government has approved three relief packages, including a $2 trillion-dollar package directly supporting businesses and individuals. The Coronavirus Aid, Relief and Economic Security Act, called the CARES Act, provides direct payments and expanded unemployment benefits to individuals, loans and grants to small businesses, loans and other money to large corporations and funding for hospitals, public health, education and state and local governments.
In the meantime, patience and a long-term perspective are key for investors. When market fluctuations are the leading headlines day after day, it’s tempting to “do something.” However, your long-term goals can’t be met with short-term thinking. We encourage you to talk to your financial professional, who can review your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chair of the Board
June 23, 2020

Portfolio Managers’
Comments
Nuveen Dividend Value Fund
Nuveen Mid Cap Value Fund
Nuveen Small Cap Value Fund
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Funds' investment adviser.
David Chalupnik, CFA, and Evan Staples, CFA, are the portfolio managers for the Nuveen Dividend Value Fund. David assumed portfolio management responsibilities in 2015 and Evan joined the portfolio management team for the Fund in 2019.
Karen Bowie, CFA, is the portfolio manager for the Nuveen Mid Cap Value Fund and the Nuveen Small Cap Value Fund. Karen assumed portfolio management responsibilities for the Nuveen Mid Cap Value Fund in 2012 and the Nuveen Small Cap Value Fund in 2006. David Johnson, CFA, and Andrew Rem, CFA, joined the portfolio management team for the Nuveen Small Cap Value Fund in 2017.
During April 2020, the Funds’ Board of Directors approved the merger of Nuveen Large Cap Value Fund to Nuveen Dividend Value Fund. The merger is pending shareholder approval.
On the following pages, the portfolio management teams for the Funds discuss key investment strategies and the Funds’ performance for the six-month reporting period ended April 30, 2020.
An Update on COVID-19 Coronavirus and its Impact on the Securities Markets
With daily new COVID-19 coronavirus cases now slowing across much of the world, economies are beginning to reopen and movement bans are easing. The focus is shifting to whether the resumption of activity triggers a second wave of infections and how quickly economies may rebound. Early indications, first from China, South Korea and Hong Kong, and more recently from various U.S. states that opened their economies earlier and more thoroughly than others, showed there is a risk of new infection outbreaks. Economic indicators have begun to reflect the severe supply and demand disruptions resulting from the shutdowns, and a more prolonged recovery looks more likely than a rapid snap-back to growth.
Although the detection of the virus in China was made public in December 2019, markets did not start to fully acknowledge the risks and potential economic impact until the latter portion of February 2020, when outbreaks outside of China were first reported. Global stock markets sold off severely, with the S&P 500® index reaching a bear market (a 20% drop from the previous high) within three weeks, the fastest bear market decline in history. Even certain parts of the bond market suffered; below investment grade municipal and corporate bonds generally dropped the furthest, mostly out of concerns for the continued financial stability of lower quality issuers. Demand for safe-haven assets, along with mounting recession fears, drove the yield on the 10-year U.S. Treasury note to 0.5% in March 2020, an all-time low. Additionally, oil prices collapsed to an 18-year low on supply glut concerns, as shutdowns across the global economy sharply reduced oil demand, although oil prices have recovered to well above those lows..

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)
Central banks and governments have responded with liquidity injections to ease the strain on financial systems and stimulus measures to buffer the shock to businesses and consumers. These measures have helped stabilize the markets over the short term, and most markets have recovered most of their losses. But volatility will likely remain elevated until the health crisis itself is under control (via fewer new cases, lower infection rates and/or verified treatments or vaccines). There are still many unknowns and new information is incoming daily, compounding the difficulty of modeling outcomes for epidemiologists and economists alike.
Nuveen, LLC and our portfolio management teams are monitoring the situation carefully and continuously refining our views and approaches to managing the Funds to best pursue investment objectives while mitigating risks through all market environments.
Nuveen Dividend Value Fund
How did the Fund perform during the six-month reporting period ended April 30, 2020?
The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Fund for the six-month, one-year, five-year, ten-year and/or since inception periods ended April 30, 2020. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV) only. The Fund’s Class A Shares at NAV underperformed the Russell 1000® Value Index and the Lipper Equity Income Funds Classification Average during the six-month reporting period.
What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?
The Fund’s investment objective is long-term growth of capital and income. During the reporting period, we continued to implement the Fund’s disciplined investment strategy. We seek to achieve consistent, long-term outperformance with lower volatility by building and managing a diversified portfolio of stocks with a focus on what we believe are attractively valued companies with above average current income or dividend growth. We use an integrated, multi-perspective research and analysis approach that involves a team of portfolio managers, fundamental research analysts and quantitative analysts. The Fund’s holdings exhibit attractive valuations and identifiable catalysts that we believe will offer the potential for future stock appreciation. The Fund is also actively managed in an effort to minimize distributed capital gains and maximize after-tax returns using a typical investment horizon of at least two to three years. We adhere to portfolio guidelines to manage volatility and maintain diversification, generally selling a security if it no longer is expected to meet our dividend growth or price appreciation expectations or if we find a better alternative in the marketplace.
The Fund’s underperformance versus the Russell 1000® Value benchmark and Lipper peers was primarily the result of stock selection in the financial, communication services and consumer discretionary sectors. An underweight position in the consumer staples sector was also detrimental. On the other hand, the Fund saw favorable results from security selection in the health care and real estate sectors. An overweight position in information technology also aided results.
The financial sector as a whole was one of the hardest hit during the reporting period as credit risks escalated after many businesses were forced to shut down across the nation in an attempt to curb the COVID-19 crisis. Stock selection in the sector was the most significant detractor in the Fund, including positions in Discover Financial Services and Capital One Financial Corp, which both offer credit cards, various types of auto, home equity and personal loans, banking and savings accounts. The firms reported impressive results when they released fourth-quarter 2019 earnings earlier in the reporting period. However, both companies detracted because of stress on the consumer credit markets as many local businesses across the nation were forced to shut down and lay off workers during March 2020. Despite the poor stock performance in the reporting period, we continued to hold both Discover Financial and Capital One because we believe the companies’ underwriting discipline continues to be strong.
The Fund also saw weak results from a position in Starwood Property Trust Inc., a leading non-bank commercial real estate finance company, as fears increased regarding the credit risk of its commercial loans. Fourth-quarter 2019 results were stable with earnings continuing to exceed dividend payments. However, due to commercial credit exposure, liquidity concerns in the commercial mortgage-backed securities (CMBS) market and leverage in the business model, investors feared the company would be unable to meet margin calls along with negative credit marks within its commercial lending portfolio. We continued to hold a position in Starwood Property because the company has a diverse portfolio and its stock trades at a large discount to its historic average.

Along with many other banks, our position in Citigroup Inc. underperformed because of the impact from materially lower interest rates and fears of write-downs on loan products. Prior to the economic headwinds, Citigroup had posted strong fourth-quarter 2019 earnings showing strength in its Institutional Clients Group and improved credit quality. We continued to hold Citigroup in the Fund’s portfolio because we believe the company is well positioned for a rebound in the financial markets.
The Fund also saw poor results from Hartford Financial Services Group Inc., a provider of commercial and personal property and casualty insurance as well as wealth management products. The worker’s compensation business is facing headwinds with added claims related to the COVID-19 crisis, coupled with lost premiums due to rising unemployment. However, on the positive side, the company’s auto insurance business is expected to benefit with fewer cars on the road due to business shutdowns. The integration of specialty insurer Navigators Group has also been improving Hartford Financial’s underwriting margins and remains a long-term catalyst for the business. We continued to hold this position in the Fund’s portfolio.
The communication services sector also detracted from relative performance during the reporting period. The Fund held an underweight position in Verizon Communications Inc. for much of the reporting period, however, the stock was a relative outperformer within the Russell 1000® Value Index. As of the end of the reporting period, we continued to hold Verizon given its attractive yield and lower risk profile, but remain underweight in the uncertain environment. We view the position as a source of cash in the event we find more attractive opportunities and/or start to see a more robust cyclical rebound. Media and television giant Comcast Corp was also a detractor in the communication services sector. The stock was a significant outperformer during March 2020 with the market favoring defensive names as the COVID-19 pandemic spread. However, the Fund had no exposure to the stock until we initiated a position at the end of the reporting period in late March 2020. Comcast provided an update on the impact COVID-19 is having and outlined that the most significant impacts were on its smaller segments, while its cable business was performing well. We continued to hold Comcast as a defensive play.
The consumer discretionary sector detracted as our travel and leisure-related holdings were negatively impacted by the temporary closures of resorts and casinos and the near complete shutdown of air travel due to the COVID-19 crisis. Within the sector, the Fund’s most significant detractors were high-end hotel and casino operator Wynn Resorts Limited and online travel agency Expedia Group Inc. Prior to the outbreak, Wynn Resorts had announced improving demand trends in China’s gaming enclave of Macau. However, given the level of uncertainty around when travel would return to pre-virus levels, we exited the position. Expedia’s shares plunged in November 2019 after the company reported second-quarter 2019 results that were generally below expectations and provided disappointing forward guidance. We exited the Fund’s position in Expedia earlier in the reporting period.
Although consumer discretionary detracted overall, the sector was also home to one standout performer, Target Corporation, which has been a relative beneficiary of the COVID-19 crisis. Prior to the crisis, Target was demonstrating some weakness following softer holiday season comparisons in categories such as toys and electronics. However, the stock rebounded as stay-at-home orders were implemented and sales in March and April 2020 were strong led by the food and essentials categories as well as the shift to online pickup and delivery orders. In the near term, margins may be pressured slightly given the sales mix shift to food and essentials and short-term increases in wages. However, we view Target as a relative winner within retail given its market position, scale and online capabilities and optimization efforts. We continue to hold Target in the Fund.
Within the energy sector, the Fund saw weak results from Chevron Corporation, a producer and transporter of crude oil and natural gas, and Parsley Energy Inc., a Permian basin shale drilling company. The entire sector faced significant headwinds during the reporting period as demand for oil dropped precipitously due to the shutdowns related to the crisis, while a price war erupted between Russia and Saudi Arabia that added to an already existing supply glut. The price of crude fell to multi-decade lows. We believed energy sector fundamentals would remain challenged and given the heightened uncertainty and supply/demand headwinds, we eliminated the Fund’s positions in Chevron and Parsley Energy. The Fund had no exposure to energy at the end of the reporting period.
During this difficult and volatile time frame, the health care sector was the standout performer in the index and the Fund’s holdings outpaced the sector. The majority of the outperformance occurred prior to the COVID-19 induced sell-off. Although health care was not immune from losses during the sell-off, the defensive nature of the sector helped the group hold up better than the overall market. In particular, several of the Fund’s managed care holdings, which included Humana Inc., UnitedHealth Group Inc. and Cigna Corporation, benefited from regulatory commentary out of Washington that was better than feared, which caused a rally in the sector. Humana

Portfolio Managers’ Comments (continued)
also posted a quarterly earnings report with management increasing its expectations of individual Medicare Advantage membership growth. UnitedHealth reported fiscal third-quarter 2019 results that were ahead of Wall Street expectations, and management raised its outlook as the company’s medical loss ratio (MLR - A basic financial measurement used in the Affordable Care Act to encourage health plans to provide value to enrollees.) came in better than expected. The company’s health services segment, Optum, is its fastest-growing segment and will soon be its most profitable. Cigna also advanced following solid earnings results as the company beat expectations and raised guidance. The earnings beat was driven by a modest MLR beat and a ramp up in the company’s pharmacy benefit manager business. We continued to hold positions in Humana, UnitedHealth Group and Cigna at the end of the reporting period.
Also in health care, the Fund benefited from positions in two pharmaceutical firms, Gilead Sciences Inc. and AstraZeneca PLC. Gilead Sciences is a leader in the development and marketing of anti-infective drugs with approved products for the treatment of HIV/AIDS, hepatitis C, hepatitis B and pulmonology diseases. Shares benefited from the COVID-19 crisis as the company worked on Remdesivir, an experimental antiviral drug that is supposed to help treat symptoms of the virus. The Fund no longer holds Gilead Sciences in the portfolio. AstraZeneca initially reported a miss on earnings because of higher-than-expected expenses to support new product launches and one-time charges. However, the stock recovered quickly and ended up being a strong relative performer during the reporting period. We continued to hold this stock in our portfolio.
In the real estate sector, wireless infrastructure-based real estate investment trust (REIT) Crown Castle International Corp. performed strongly during the reporting period. The company reported mixed fourth-quarter 2019 revenue due to a new way it is accounting for tower installation revenue. Although the stock dropped on the confusion initially, it was able to quickly recover as investors gained clarity and remained optimistic regarding the company’s deal with T-Mobile. At the end of the reporting period, investors were encouraged after the company reported no material impact on its business from the COVID-19 crisis. We continued to hold Crown Castle in the Fund’s portfolio because the company is well positioned to benefit from the continuing need for wireless capacity in the U.S.
In the information technology sector, the Fund’s position in Fidelity National Information Services Inc. outperformed. Its Worldpay acquisition that closed in 2019 is providing both cost and revenue synergies, enhancing payment offerings and increasing the company’s overall distribution footprint. Fidelity National is one of the more resilient financial technology organizations. Therefore, we have kept the company in the Fund’s portfolio.
We also saw favorable results from a position we initiated in January 2020 in Intel Corporation, which designs, manufactures and sells computer components. Shares outperformed after the company posted solid fourth-quarter 2019 and first-quarter 2020 earnings reports. Intel continues to improve manufacturing processes and see strength from data center and web scale demand for server chips. We continued to hold Intel in the Fund’s portfolio.
Nuveen Mid Cap Value Fund
How did the Fund perform during the six-month reporting period ended April 30, 2020?
The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Fund for the six-month, one-year, five-year, ten-year and/or since inception periods ended April 30, 2020. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV) only. The Fund’s Class A Shares at NAV underperformed the Russell Midcap® Value Index and the Lipper Mid-Cap Core Funds Classification Average during the six-month reporting period.
What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?
The Fund seeks to provide long-term capital appreciation by investing primarily in the common stocks of companies with market capitalizations at the time of purchase between approximately $1 billion and $38 billion, which is based on the June 28, 2019 annual reconstitution of the Russell Midcap® Index. During the reporting period, we continued to implement the Fund’s investment process of selecting mid-cap companies that we believed were undervalued relative to other companies in the same industry or market. These companies demonstrated or are expected to demonstrate improving fundamentals and have an identifiable catalyst that could close the gap between market value and our perception of fair value. We look for companies that generate strong free cash flow, which allows them to pay down debt, increase dividends, repurchase shares or engage in merger and acquisition (M&A) activities. At the same time, we identify a short- or long-term catalyst we can track and monitor over time that could potentially propel each stock to realize its value. Generally, we sell a holding if the stock price reaches its target, the company’s fundamentals or competitive position significantly deteriorate or if a better alternative exists in the marketplace.
The Fund’s underperformance versus the Russell benchmark and Lipper peer was primarily due to stock selection in the industrials, energy and communication services sectors. An underweight position in consumer staples also detracted. In industrials, the entire airline industry was significantly disrupted in early 2020 as the COVID-19 crisis caused unprecedented travel restrictions. In response, airline traffic fell roughly 90% compared to last year, forcing airlines to begin cutting capacity and management to focus on liquidity. The Fund’s position in United Airlines Holdings Inc. was sold in late April 2020, to reduce exposure to travel-related stocks. Alaska Air, a major U.S. airline with a focus in the Pacific Northwest and Alaska, guided to a loss of roughly $200 million per month by June 2020 with expectations of break even by year end. While expectations are for stabilization and even some recovery, Alaska Air is expected to report losses in 2020, however, we continued to own Alaska Airlines given its geographical footprint, strong balance sheet position and lower cost profile compared to larger carriers.
In the energy sector, shares plunged across the sector as lower global demand was exacerbated by the COVID-19 crisis, while Russia and Saudi Arabia engaged in a price war. As a result, crude oil prices dropped to their lowest level in nearly 20 years. Two of the Fund’s exploration and production holdings, Marathon Oil Corporation and Devon Energy Corporation, were notable detractors within the sector. We sold the Fund’s positions in both Marathon Oil and Devon Energy.
In the communication services sector, a position in TEGNA, Inc. detracted. The company owns and operates broadcast television stations in more than 50 markets throughout the U.S. Fundamentals proved resilient during the first quarter 2020 with positive contributions from political advertising spending, but has since slowed with advertising spending in general decelerating. TEGNA has recently been an M&A target, receiving multiple bids from other media and private equity entities; however due to the economic uncertainty, these deals are currently on hold. Additionally, the company has been in an ongoing battle with an activist investor. Although the stock outperformed during the March 2020 sell-off, the shares have not recovered with the market. We continued to own TEGNA given the company’s strong portfolio of assets across top markets throughout the U.S. as well its strong digital business.
The financial sector as a whole was one of the hardest hit sectors as credit risks escalated after many businesses were forced to shut down across the nation in an attempt to curb the COVID-19 crisis. The Fund saw weak results from a position in Starwood Property Trust Inc., a leading non-bank commercial real estate finance company, as fears increased regarding the credit risk of its commercial loans. Fourth-quarter 2019 results were stable with earnings continuing to exceed dividend payments. However, due to commercial credit exposure, liquidity concerns in the commercial mortgage-backed securities (CMBS) market and leverage in the business model, investors feared the company would be unable to meet margin calls along with negative credit marks within its commercial lending portfolio. We continued to hold a position in Starwood Property because the company has a diverse portfolio and its stock trades at a large discount to its historic average.
The Fund also saw poor results from Radian Group Inc. due to its private mortgage insurance exposure. The stock came under pressure as part of the broader COVID-19 related sell-off as investors considered the likelihood of a substantial gap in home buying, despite low interest rates. Expectations are for lower earnings in 2020 because of lower growth and higher loss ratios due to the macroeconomic backdrop. Additionally, management has suspended current share repurchases for the remainder of 2020. Radian was a new position during the reporting period, and we continued to own the stock given the steps management has taken to reduce economic risks and the company’s attractive valuation profile.
The financial sector was also home to one favorable performer, Nasdaq Inc. The market services and exchange company performed well late in 2019 and into 2020 despite the broad market sell-off. Nasdaq reported fourth-quarter 2019 operating results that were well ahead of expectations and started 2020 with strong operational momentum, listing 27 initial public offerings before the virus outbreak. Management anticipates the non-trading business to be met with short-term headwinds related to a slowdown of business-related investments from customers due to the COVID-19 crisis. However, we continued to own Nasdaq in the Fund given our confidence in the longer-term strategy of the business.
Also on the positive side of the equation, the Fund benefited from stock selection in the information technology, real estate and consumer discretionary sectors. The technology sector was the Fund’s top performing area, led by shares of Synopsys Inc., a software de-

Portfolio Managers’ Comments (continued)
veloper primarily for the semiconductor industry. The company reported a strong first-quarter earnings result in February 2020 driven by its electronic design automation (EDA) segment, which management noted has experienced negligible effects from the COVID-19 crisis. We continued to own Synopsys.
Also, semiconductor manufacturer Marvell Technology Group Ltd. contributed favorably to the Fund’s relative performance. The company reported a solid fourth-quarter 2019 earnings result driven by better-than-expected storage revenue and a strong 5G ramp into Samsung. Expectations for the storage business remained strong given a PlayStation upgrade cycle later in the year. Additionally, the company announced a partnership with Nokia to continue expanding its 5G business. Given Marvell’s exposure to 5G, we continued to own shares.
The Fund also benefited from a position in VeriSign Inc., a provider of domain registry services that enable security and stability of internet infrastructure. Although the domain business has reached a mature, steady growth rate, the company has been able to maintain pricing power. This factor, coupled with margin expansion and share repurchases, allowed VeriSign to report more than 20% earnings growth in 2019. While the stock sold off with the broader market in March 2020, it was able to quickly recover as the domain business has so far been minimally impacted by the coronavirus-related economic downturn. We continued to hold shares in VeriSign.
The Fund also experienced strength from Autodesk Inc., the well-known designer of software for the architecture, engineering and manufacturing industries. The company wrapped up a strong 2019 with above-average fourth-quarter results, reporting revenue and earnings above consensus as well as accelerated free cash flow growth. While management noted potential macroeconomic disruptions, investors likely believed that Autodesk’s long-term free cash flow growth opportunity outweighed the near-term uncertainty, and the stock recovered most of it losses from the March 2020 sell-off. We sold the Fund’s position at the end of the reporting period given the stock’s premium valuation.
Stock selection in the real estate sector was strong, led by a position in Digital Realty Trust Inc., a data center focused real estate investment trust (REIT). The data center industry was one of the top-performing industries during the reporting period because demand remained strong despite the economic slowdown. The company closed on its planned acquisition of Interxion, a Netherlands-based data center company, which helps increase its European exposure. Given the secular demand for data centers, Digital Realty remained one of the Fund’s top positions.
Unfortunately, the real estate sector was also home to one detractor of note, New York-based SL Green Realty Corp. The company is heavily invested in the New York metro area, where investors were uncertain about future cash flows given the broad shutdown in the city due to COVID-19 crisis. Despite the near-term headwinds, we continued to own SL Green given the company’s high quality and diversified portfolio and its strong liquidity position.
The consumer discretionary sector had several stocks that contributed favorably to relative performance led by discount store operator Dollar General Corporation and electronics retailer Best Buy Co. Inc. Although shares of Dollar General were flat at the end of 2019 and into January 2020, they held up well during the broad market sell-off. As a seller of both household products and food supplies at cheaper prices, the company benefited from purchasing shifts caused by the pandemic. Dollar General reported fourth-quarter 2019 results that were ahead of consensus, while management also guided to the higher end of expectations and noted virtually no negative impact from the crisis. We continued to own shares given the company’s defensive business.
Despite concerns that tariffs and a late economic cycle could potentially derail the company’s success, shares of Best Buy Co. Inc. rallied during the first half of the reporting period. Best Buy also raised its outlook for the holiday season as the company continued to gain market share. Although shares sold off sharply in March 2020, they rallied back fairly strongly through the end of April 2020. We continued to own Best Buy in the Fund’s portfolio.
Although the Fund benefited from stock selection in the consumer discretionary sector, travel related stocks such as Royal Caribbean Cruises Ltd. came under pressure due to the substantial drop in travel demand because of the ongoing coronavirus. We exited Royal Caribbean given the company’s shutdown of all cruises for the foreseeable future.

The health care sector was home to several standouts, including managed care provider Centene Corp. The stock held up well following an inline fourth-quarter 2019 earnings report. The company is levered toward Medicaid and the Health Insurance Marketplace, and may experience enrollment tailwinds in the coming months given the large number of individuals being laid off as a result of the coronavirus crisis. The company is also experiencing near-term tailwinds, given a drop in elective procedures. We continued to own a significant position in Centene given its underlying fundamentals and attractive valuation to peers.
Also within the health care sector, United Therapeutics Corporation, a commercial-stage biotechnology company, contributed to relative performance. The company’s drug platform is focused on pulmonary arterial hypertension, interstitial lung disease and chronic obstructive pulmonary disease. The stock has been under pressure for several years because the company’s primary drug, Remodulin, faced generic competition in 2019. However, with two new product line extensions expected in 2020, consensus expectations are for the Remodulin franchise to grow at least through 2021. Also, the firm’s product pipeline is very active in 2020, which we continue to believe will serve as a positive catalyst. We also don’t believe the COVID-19 crisis will have a significant impact on demand for its products. Given the expected pipeline extensions and compelling valuation, we continued to own United Therapeutics.
Nuveen Small Cap Value Fund
How did the Fund perform during the six-month reporting period ended April 30, 2020?
The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Fund for the six-month, one-year, five-year, ten-year and /or since inception periods ended April 30, 2020. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV) only. The Fund’s Class A Shares at NAV underperformed the Russell 2000® Value Index and the Lipper Small-Cap Value Funds Classification Average during the six-month reporting period.
What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?
The Fund seeks to provide long-term capital appreciation by investing primarily in the common stocks of companies within the Russell 2000® Index, which has a market capitalization range of $40.0 million to $10.3 billion based on the June 28, 2019 annual reconstitution. During the reporting period, we continued to focus on building a well-diversified portfolio of small-cap stocks from companies with strengthening balance sheets and free cash flow characteristics. We also continued to target companies with sound business models and strong competitive advantages that we believe can gain market share opportunistically in the current environment. We remained committed to our approach of investing in quality companies that are trading at a discount to both intrinsic and relative value metrics.
Shutting down the U.S. economy in an effort to stop the spread of the COVID-19 coronavirus hit the small-cap segment hard, particularly the Russell 2000® Value benchmark. The value component of the Russell 2000® underperformed growth by nearly 16% during the reporting period for two main reasons. First, the top performing, while still negative health care sector represents a significantly smaller weight in the value benchmark. Second, the value benchmark had more cyclical exposure, which was harmful as high yield fixed income spreads blew out to levels not witnessed since the 2008 financial crisis. We also witnessed an unprecedented gap in valuations between small-cap value and small-cap growth stocks across all sectors. This valuation differential was due to uncertainty surrounding the depth and duration of the pandemic-induced downturn and the timing and slope of the eventual economic recovery.
The Fund benefited from its focus on companies with larger market caps, lower leverage and less volatility within the small-cap universe. However, stocks with lower price-earnings ratios did not hold up well during the reporting period, which hindered performance. Stock selection also detracted in the financial, consumer discretionary and energy sectors.
The Fund’s financial services holdings bore the brunt of the COVID-19 crisis, which brought relatively indiscriminate selling among regional banking shares and companies levered to consumer credit and housing finance. Two holdings in the mortgage real estate investment trust (REIT) area were the Fund’s most significant detractors. The first, Invesco Mortgage Capital Inc., invests in an array of mortgage-backed securities across multiple asset classes backed by commercial and residential mortgage loans. Fourth-quarter 2019 results for this firm were strong and management had recently increased the dividend by 11%. However, market disruptions due to

Portfolio Managers’ Comments (continued)
COVID-19 had a more severe impact on this company’s business model. Liquidity requirements forced Invesco Mortgage to enter into short-term forbearance talks with its financing counterparties and delay payment of its quarterly dividend. We liquidated the Fund’s position as uncertainty regarding book value and dividend clarity violated our catalyst thesis.
The second holding in this area, Ladder Capital Corporation, maintains a commercial real estate portfolio consisting of direct loans, direct real estate investment and commercial mortgage-backed securities (CMBS). The company’s fourth-quarter 2019 results were stable with earnings exceeding the dividend by 15%. However, investors and exchange-traded funds (ETFs) feared that Ladder Capital would be unable to continue generating similar results because of its commercial credit exposure, liquidity concerns in the CMBS market and leverage being utilized. The downside was exacerbated as levered ETFs were forced to liquidate positions into an illiquid market. Ladder Capital currently trades at a large discount to peers. We are maintaining a small position in anticipation of improved confidence in the company’s ability to maintain both its portfolio liquidity and its dividend payout as the economy moves through this transitional down draft.
On the other hand, the financial sector was home to one standout performer, AMERISAFE Inc., a property and casualty underwriter specializing in workers compensation. The company reported strong quarterly results with earnings beating street estimates. Also, commentary for the remainder of 2020 remained upbeat, resulting in positive estimate revisions and potential for another sizable special dividend. AMERISAFE has weathered the COVID-19 market disruption well due to the company’s conservative balance sheet and reserving methodology, resulting in outperformance of the shares. Therefore, we maintained our position given the company’s superior fundamentals relative to its peers.
In the consumer discretionary sector, two of the Fund’s specialty retail positions underperformed. Aaron’s Inc., a rent-to-own retailer that offers short-term financing via its Progressive arm, saw its shares decline. Investors grew concerned about the impact of a weak energy market given the company’s exposure to Texas and other oil-patch states, along with the impact of the shutdown on its key customers. Aaron’s has been active in updating investors on its credit portfolio performance along with general demand trends. Also, its relationships with retailers Best Buy and Lowe’s are proving beneficial. We remained investors in Aaron’s because we believe the firm will manage successfully through this volatility given the government’s focus on assisting lower-income consumers, the company’s key clientele.
Also, in the consumer discretionary sector, the Fund saw weak results from G-III Apparel Group Ltd., a branded-specialty apparel and accessories wholesaler and retailer. The company underperformed during the reporting period due to the COVID-19 crisis impact as retailers closed throughout the nation. The market is concerned that all retailers face difficult liquidity conditions given the uncertainty of the shutdown. However, G-III Apparel maintains a solid liquidity position, providing protection over the next two to three years. We remained holders of G-III Apparel given the aggressive actions that the Federal Reserve and Congress have taken to provide a backstop during the shutdown, creating a bridge for U.S. consumers to recover and the potential for a rebound in this attractive franchise’s valuation.
The energy sector was also a source of weakness in the Fund. The oil industry was hammered as demand dropped precipitously due to the shutdowns related to the pandemic, while a price war erupted between Russia and Saudi Arabia that added to an already existing supply glut. The price of West Texas Intermediate (WTI) crude fell to an 18-year low of around $20 per barrel. Two of the Fund’s holdings were particularly weak. Helix Energy Solutions Group Inc. is the leading provider of offshore well intervention rigs and services that enable global exploration and production (E&P) operators to cost effectively improve the performance of existing offshore wells. We originally invested in the stock because the company was completing its final new rig construction and showing solid utilization from its remaining six rigs. Capital expenditures were dropping dramatically with Helix’s newly minted rig showing backlog growth, leading to our strong conviction in the company’s future free cash flow. However, we exited this position because our investment thesis of improving market positioning and cash flow growth deteriorated.
The second energy sector detractor, SM Energy Company, is a diversified E&P firm with primary operations in Midland (Permian basin) and south Texas (Eagle Ford). Although the company demonstrated improvement in cash flow generation through increased efficiency in the Permian basin, its stock came under pressure because SM Energy maintains above-average industry leverage. Despite having hedged price protection in 2020, we were concerned about the company’s ability to satisfy debt maturities in 2021, given the anticipated duration of the negative impact on oil prices from the dramatic supply/demand imbalance. Consequently, we sold SM Energy as part of our strategic plan to lower the Fund’s exposure to levered business models in the energy sector.
The health care sector fared much better than the broad market during the reporting period and was the best performing, although still negative, sector in the index and Fund. The Fund experienced relative strength from Prestige Consumer Healthcare Inc., an over-the-counter (OTC) specialty pharmaceutical company focused on brand name solutions for acute health care issues. Some of the company’s key brands include Compound W for warts, Clear Eyes for dryness and redness and Luden’s for cough and cold symptoms. All of Prestige Consumer’s primary distribution channels remained open during the COVID-19 crisis. We’ve continued to maintain the position.
Also within the health care sector, United Therapeutics Corporation, a commercial-stage biotechnology company, contributed to relative performance. The company’s drug platform is focused on pulmonary arterial hypertension, interstitial lung disease and chronic obstructive pulmonary disease. The stock has been under pressure for several years because the company’s primary drug, Remodulin, faced generic competition in 2019. However, with two new product line extensions expected in 2020, consensus expectations are for the Remodulin franchise to grow at least through 2021. Also, the firm’s product pipeline is very active in 2020, which we continue to believe will serve as a positive catalyst. Within the context of the COVID-19 crisis, it is possible the company’s business may experience some minimal disruption, but we don’t see it having a direct impact on demand for its products. Given these factors and the stock’s compelling valuation, we continued to own United Therapeutics.
The information technology sector was also home to two standout performers. Radware Ltd. is a leading global provider of cyber security and web application delivery solutions to service provider and large enterprise clients. The stock outperformed on a relative basis due to the anticipated durability of the firm’s business model. Radware is seeing increased demand for its network security and application delivery products to support the rapid increase in network traffic due to the transition of many employees and students to remote work environments. The firm reported an inline fourth-quarter 2019 with guidance for continued double-digit growth in subscription revenue. Radware continues to generate solid margins and cash flow while returning excess capital to shareholders as it transitions to a subscription-based model with increasing reoccurring revenue. Accordingly, we believed the market was continuing to overly discount the stock and remained invested.
Also in the technology sector, the Fund benefited from a position in Alarm.com Holdings Inc., a leading provider of wireless and subscription-based security system technology primarily for the residential professionally installed security market. The company’s products, which are sold through home security dealers, enable mobile access to home security systems and professional monitoring. The stock outperformed relative to the broader software and technology sectors because of stability of its model, continued double-digit growth in subscribers and strong margin profile. We continued to hold Alarm.com based on its attractive relative value versus its secular growth profile, in conjunction with management showing traction in the exciting and emerging commercial security market.
Performance results were mixed in the industrial sector where the Fund saw favorable performance from Air Transport Services Group Inc., offset by weak results from SP Plus Corporation. Air Transport primarily leases aircrafts to airfreight companies and provides additional services around core leasing. The company’s fourth-quarter 2019 report showed a constructive outlook for 2020 with cautious optimism from management. Air Transport’s business model is somewhat more defensive because it is less exposed to shipping volumes, although decreased utilization will have some negative impact. The company’s military business may experience some near-term weakness as troop movement will decline while supply demand will be stable. Although we’ve maintained this position, we are reassessing on an ongoing basis.
SP Plus provides parking management, ground transportation and other ancillary services to commercial, institutional and municipal clients. The company’s fourth-quarter 2019 report was slightly short of expectations while guidance was inline. Although the company’s business model has historically tended to be more defensive, shares have underperformed since the COVID-19 crisis. Management is lowering costs through a variety of ways. We believe SP Plus can weather the storm and have maintained our position, but continue to monitor the situation.
Similarly in the materials sector, the Fund benefited from a position in Minerals Technology Inc., offset by weakness from Allegheny Technologies Inc. Minerals Technology is a provider of specialty materials to a broad end market base on a global scale, from paper

Portfolio Managers’ Comments (continued)
and auto parts manufacturing to household and environmental remediation products. The stock held up better than the overall materials segment because of the relative stability of the company’s end markets in conjunction with management’s continued ability to improve the margin and cash flow profile of the business through cost efficiencies and debt reduction. Historically, management has been successful in acquiring businesses that enhance the overall business model while building product extensions from the company’s strong raw material positioning in both bentonite and calcium carbonate. We remained invested in this long-term holding.
On the other hand, we saw weak results from Allegheny Technologies, the leading provider of specialty alloy products to primarily the aerospace and defense industry. Despite improvements in its overall positioning and financial strength through the disposition of non-core assets for cash, the company underperformed the broader materials sector because of exposure to the commercial aircraft engine market. Headwinds from the Boeing 737 Max production halt and COVID-19 crisis have caused Allegheny Technologies to shutter capacity and cut fixed cost overhead. We trimmed the Fund's exposure and continue to monitor prospects for growth into 2021 and beyond.
In the real estate sector, the Fund saw positive results from Lexington Realty Trust. This formerly diversified REIT has recently been shifting its focus toward industrial properties, which now represent more than 69% of rental income. We entered this position during the second half of 2019 given its improving balance sheet, diversified client base and shift toward the highly valued industrial property segment. As investors sought out more defensive opportunities, this stock has outperformed. We have maintained the Fund’s position in Lexington Realty. On the other hand, a position in Summit Hotel Properties Inc., a REIT focused on hotels and lodging, did not hold up well during the reporting period. While shares declined substantially in the face of dwindling occupancy and travel, we continued to maintain the Fund’s position in light of the company’s high quality management team and its focus on value-based property acquisition and management.
Finally, in the communication services sector, the Fund experienced poor results from Meredith Corporation, a publishing and broadcasting firm with key brands such as People, Better Homes & Garden, InStyle, Southern Living and Shape distributed via subscription, convenience locations and online. The firm also owns 17 television stations. Given the shutdown of many outlets that distributed Meredith’s publications and softening in advertising revenues near term, we exited the position in 2020 to shift the Fund’s communication services exposure to a pure-play broadcaster, TEGNA Inc.

Risk Considerations
Nuveen Dividend Value Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Dividends are not guaranteed. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as credit, derivatives, high yield securities, and interest rate risks, are described in detail in the Fund’s prospectus.
Nuveen Mid Cap Value Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in mid-cap companies are subject to greater volatility than those of larger companies, but may be less volatile than investments in smaller companies. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as derivatives risk, are described in detail in the Fund’s prospectus.
Nuveen Small Cap Value Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as derivatives risk, are described in detail in the Fund’s prospectus.

THIS PAGE INTENTIONALLY LEFT BLANK

Fund Performance and Expense Ratios
The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.
Fund Performance
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown.
Total returns for a period of less than one year are not annualized (i.e. cumulative returns). Since inception returns are shown for share classes that have less than 10-years of performance. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
Expense Ratios
The expense ratios shown are as of the Fund's most recent prospectus. The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any). The expense ratios include management fees and other fees and expenses.

Fund Performance and Expense Ratios (continued)
Nuveen Dividend Value Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Retuns as of April 30, 2020*
		Cumulative	Average Annual
	Inception Date	6-Month	1-Year	5-Year	10-Year	Expense Ratios
Class A Shares at NAV	12/18/92	(17.01)%	(14.35)%	3.09%	7.67%	1.11%
Class A Shares at maximum Offering Price	12/18/92	(21.80)%	(19.29)%	1.87%	7.04%	-
Russell 1000® Value Index	-	(13.66)%	(11.01)%	3.90%	8.54%	-
S&P 500® Index	-	(3.16)%	0.86%	9.12%	11.69%	-
Lipper Equity Income Funds Classification Average	-	(12.10)%	(9.35)%	4.19%	8.25%	-
Class C Shares	2/01/99	(17.36)%	(14.99)%	2.32%	6.87%	1.86%
Class R3 Shares	9/24/01	(17.15)%	(14.59)%	2.82%	7.41%	1.36%
Class I Shares	8/02/94	(16.98)%	(14.13)%	3.34%	7.94%	0.86%

	Total Returns as of April 30, 2020*
		Cumulative	Average Annual
	Inception date	6-Month	1-Year	5-Year	Since Inception	Expense Ratios
Class R6 Shares	2/28/13	(16.85)%	(13.96)%	3.48%	6.84%	0.72%
*       Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Nuveen Mid Cap Value Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of April 30, 2020*
		Cumulative	Average Annual			Expense Ratios**
	Inception Date	6-Month	1-Year	5-Year	10-Year	Gross	Net
Class A Shares at NAV	12/22/87	(19.74)%	(17.12)%	2.08%	6.47%	1.27%	1.17%
Class A Shares at maximum Offering Price	12/22/87	(24.36)%	(21.89)%	0.87%	5.85%	-	-
Russell Midcap® Value Index	-	(18.11)%	(16.74)%	1.99%	8.09%	-	-
Lipper Mid-Cap Core Funds Classification Average	-	(15.08)%	(13.87)%	1.76%	7.24%	-	-
Class C Shares	2/01/99	(20.05)%	(17.75)%	1.31%	5.68%	2.02%	1.92%
Class R3 Shares	9/24/01	(19.83)%	(17.31)%	1.82%	6.21%	1.52%	1.42%
Class I Shares	2/04/94	(19.64)%	(16.90)%	2.33%	6.74%	1.02%	0.92%

	Total Returns as of April 30, 2020*
		Cumulative	Average Annual		Expense Ratios**
	Inception Date	6-Month	1-Year	Since Inception	Gross	Net
Class R6 Shares	6/20/18	(19.58)%	(16.79)%	(10.61)%	0.87%	0.77%
*       Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1%, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
**     The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2021, so that total annual fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing or portfolio securities and extraordinary expenses) do not exceed 0.92% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. This expense limitation may be terminated or modified prior to that time without the approval of the Board of Directors of the Fund.

Fund Performance and Expense Ratios (continued)
Nuveen Small Cap Value Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of April 30, 2020*
		Cumulative	Average Annual			Expense Ratios**
	Inception Date	6-Month	1-Year	5-Year	10-Year	Gross	Net
Class A Shares at NAV	8/01/94	(28.60)%	(31.35)%	(2.45)%	5.19%	1.28%	1.20%
Class A Shares at maximum Offering Price	8/01/94	(32.70)%	(35.31)%	(3.60)%	4.57%	-	-
Russell 2000® Value Index	-	(23.44)%	(23.84)%	0.30%	5.30%	-	-
Lipper Small-Cap Value Funds Classification Average	-	(24.08)%	(25.66)%	(1.54)%	4.69%	-	-
Class C Shares	2/01/99	(28.92)%	(31.89)%	(3.18)%	4.39%	2.03%	1.95%
Class R3 Shares	9/24/01	(28.72)%	(31.53)%	(2.70)%	4.92%	1.53%	1.45%
Class I Shares	8/01/94	(28.53)%	(31.19)%	(2.21)%	5.43%	1.03%	0.95%

	Total Returns as of April 30, 2020*
		Cumulative	Average Annual		Expense Ratios**
	Inception Date	6-Month	1-Year	Since Inception	Gross	Net
Class R6 Shares	6/30/16	(28.46)%	(31.06)%	(4.25)%	0.83%	0.75%
*       Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
**     The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2021, so that the total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.99% of the average daily net assets of any class of Fund shares. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 shares will be less than the expense limitation. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Directors of the Fund.

Holding Summaries    as of April 30, 2020
This data relates to the securities held in each Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Nuveen Dividend Value Fund
Fund Allocation (% of net assets)
Common Stocks	99.7%
Money Market Funds	2.1%
Other Assets Less Liabilities	(1.8)%
Net Assets	100%
Portfolio Composition (% of net assets)
Health Care Providers & Services	10.1%
Semiconductors & Semiconductor Equipment	9.5%
Electric Utilities	8.0%
Diversified Telecommunication Services	8.0%
Insurance	5.4%
Capital Markets	5.2%
Consumer Finance	4.4%
Banks	4.2%
Pharmaceuticals	4.1%
Mortgage Real Estate Investment Trust	3.3%
Equity Real Estate Investment Trust	3.2%
Tobacco	3.2%
Multi-Utilities	2.8%
IT Services	2.8%
Multiline Retail	2.6%
Biotechnology	2.4%
Aerospace & Defense	2.3%
Other	18.2%
Money Market Funds	2.1%
Other Assets Less Liabilities	(1.8)%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Intel Corp	4.8%
Verizon Communications Inc	4.2%
AT&T Inc	3.8%
Philip Morris International Inc	3.2%
Dominion Energy Inc	2.8%

Holding Summaries    as of April 30, 2020 (continued)
Nuveen Mid Cap Value Fund
Fund Allocation (% of net assets)
Common Stocks	98.3%
Investments Purchased with Collateral from Securities Lending	0.2%
Money Market Funds	1.4%
Other Assets Less Liabilities	0.1%
Net Assets	100%
Portfolio Composition (% of net assets)
Equity Real Estate Investment Trust	11.5%
Electric Utilities	6.3%
Banks	5.3%
Multi-Utilities	5.2%
Household Durables	5.0%
Insurance	4.6%
Capital Markets	4.2%
Oil, Gas & Consumable Fuels	3.7%
Chemicals	3.6%
Health Care Equipment & Supplies	3.0%
IT Services	2.6%
Machinery	2.4%
Mortgage Real Estate Investment Trust	2.3%
Electrical Equipment	2.3%
Semiconductors & Semiconductor Equipment	2.2%
Communications Equipment	2.2%
Health Care Providers & Services	2.0%
Diversified Financial Services	1.9%
Aerospace & Defense	1.9%
Biotechnology	1.9%
Leisure Products	1.8%
Food Products	1.8%
Electronic Equipment, Instruments & Components	1.8%
Other	18.8%
Investments Purchased with Collateral from Securities Lending	0.2%
Money Market Funds	1.4%
Other Assets Less Liabilities	0.1%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
FirstEnergy Corp	2.5%
Marvell Technology Group Ltd	2.2%
Zimmer Biomet Holdings Inc	2.2%
First Industrial Realty Trust Inc	2.1%
Entergy Corp	2.0%

Nuveen Small Cap Value Fund
Fund Allocation (% of net assets)
Common Stocks	99.6%
Investments Purchased with Collateral from Securities Lending	0.0%
Money Market Funds	0.3%
Other Assets Less Liabilities	0.1%
Net Assets	100%
Portfolio Composition (% of net assets)
Banks	16.4%
Equity Real Estate Investment Trust	9.7%
Insurance	5.0%
Semiconductors & Semiconductor Equipment	4.2%
Thrifts & Mortgage Finance	4.1%
Electronic Equipment, Instruments & Components	3.5%
Gas Utilities	3.3%
Oil, Gas & Consumable Fuels	3.0%
Household Durables	2.9%
Software	2.9%
Capital Markets	2.9%
Communications Equipment	2.6%
Construction & Engineering	2.5%
Professional Services	2.5%
Auto Components	2.4%
Metals & Mining	2.0%
Building Products	1.9%
Commercial Services & Supplies	1.9%
Specialty Retail	1.9%
Multi-Utilities	1.8%
Food Products	1.7%
Air Freight & Logistics	1.6%
Other	18.9%
Investments Purchased with Collateral from Securities Lending	0.0%
Money Market Funds	0.3%
Other Assets Less Liabilities	0.1%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Radware Ltd	2.0%
Banner Corp	1.9%
Gibraltar Industries Inc	1.9%
Cathay General Bancorp	1.9%
J2 Global Inc	1.8%

Expense Examples
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended April 30, 2020.
The beginning of the period is November 1, 2019.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen Dividend Value Fund
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$ 829.90	$ 826.38	$ 828.55	$ 831.51	$ 830.17
Expenses Incurred During the Period	$ 4.96	$ 8.36	$ 6.09	$ 3.14	$ 3.82
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.44	$1,015.71	$1,018.20	$1,021.43	$1,020.69
Expenses Incurred During the Period	$ 5.47	$ 9.22	$ 6.72	$ 3.47	$ 4.22
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.09%, 1.84%, 1.34%, 0.69% and 0.84% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Nuveen Mid Cap Value Fund
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$ 802.59	$ 799.47	$ 801.69	$ 804.16	$ 803.58
Expenses Incurred During the Period	$ 5.24	$ 8.59	$ 6.36	$ 3.45	$ 4.13
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.05	$1,015.32	$1,017.80	$1,021.03	$1,020.29
Expenses Incurred During the Period	$ 5.87	$ 9.62	$ 7.12	$ 3.87	$ 4.62
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.17%, 1.92%, 1.42%, 0.77% and 0.92% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
Nuveen Small Cap Value Fund
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$ 713.99	$ 710.75	$ 712.77	$ 715.39	$ 714.70
Expenses Incurred During the Period	$ 5.11	$ 8.29	$ 6.17	$ 3.24	$ 4.05
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.90	$1,015.17	$1,017.65	$1,021.08	$1,020.14
Expenses Incurred During the Period	$ 6.02	$ 9.77	$ 7.27	$ 3.82	$ 4.77
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.20%, 1.95%, 1.45%, 0.76% and 0.95% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Nuveen Dividend Value Fund
Portfolio of Investments    April 30, 2020
(Unaudited)
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 99.7%
	COMMON STOCKS – 99.7%
	Aerospace & Defense – 2.3%
216,116	L3Harris Technologies Inc	$ 41,861,669
	Banks – 4.2%
988,732	Citigroup Inc	48,012,826
1,272,761	KeyCorp	14,827,666
399,084	TCF Financial Corp	11,848,804
	Total Banks	74,689,296
	Beverages – 2.2%
1,501,545	Keurig Dr Pepper Inc	39,730,881
	Biotechnology – 2.4%
514,976	AbbVie Inc	42,331,027
	Capital Markets – 5.2%
728,378	Bank of New York Mellon Corp	27,343,310
552,814	Charles Schwab Corp	20,852,144
1,126,348	Morgan Stanley	44,411,902
	Total Capital Markets	92,607,356
	Chemicals – 1.0%
659,079	CF Industries Holdings Inc	18,124,673
	Communications Equipment – 1.3%
164,010	Motorola Solutions Inc	23,586,278
	Consumer Finance – 4.4%
344,704	American Express Co	31,454,240
417,187	Capital One Financial Corp	27,017,030
476,470	Discover Financial Services	20,473,916
	Total Consumer Finance	78,945,186
	Diversified Financial Services – 1.0%
402,096	Voya Financial Inc	18,162,676
	Diversified Telecommunication Services – 8.0%
2,234,807	AT&T Inc	68,094,569
1,311,212	Verizon Communications Inc	75,329,130
	Total Diversified Telecommunication Services	143,423,699
	Electric Utilities – 8.0%
223,687	American Electric Power Co Inc	18,590,627

Shares	Description (1)	Value
	Electric Utilities (continued)
187,617	Entergy Corp	$17,919,300
564,208	Evergy Inc	32,966,673
1,146,418	Exelon Corp	42,509,180
769,257	FirstEnergy Corp	31,747,236
	Total Electric Utilities	143,733,016
	Electrical Equipment – 1.4%
300,184	Eaton Corp PLC	25,065,364
	Equity Real Estate Investment Trust – 3.2%
273,551	Crown Castle International Corp	43,612,236
514,037	Gaming and Leisure Properties Inc	14,516,405
	Total Equity Real Estate Investment Trust	58,128,641
	Food Products – 2.1%
619,339	Tyson Foods Inc	38,516,692
	Health Care Providers & Services – 10.1%
156,324	Anthem Inc	43,884,837
215,178	Cigna Corp	42,127,549
123,699	Humana Inc	47,230,752
162,822	UnitedHealth Group Inc	47,620,550
	Total Health Care Providers & Services	180,863,688
	Hotels, Restaurants & Leisure – 0.8%
553,388	Wyndham Destinations Inc	14,150,131
	Household Durables – 1.3%
1,718,462	Newell Brands Inc	23,852,253
	Household Products – 1.1%
286,568	Colgate-Palmolive Co	20,137,133
	Insurance – 5.4%
272,324	Allstate Corp	27,700,797
906,583	Hartford Financial Services Group Inc	34,441,088
362,011	Marsh & McLennan Cos Inc	35,234,531
	Total Insurance	97,376,416
	IT Services – 2.8%
374,315	Fidelity National Information Services Inc	49,368,405
	Media – 1.1%
538,735	Comcast Corp	20,272,598
	Mortgage Real Estate Investment Trust – 3.3%
2,145,587	AGNC Investment Corp	26,648,191
3,320,053	Annaly Capital Management Inc	20,750,331

Nuveen Dividend Value Fund (continued)
Portfolio of Investments    April 30, 2020
(Unaudited)
Shares	Description (1)	Value
	Mortgage Real Estate Investment Trust (continued)
917,750	Starwood Property Trust Inc	$ 11,875,685
	Total Mortgage Real Estate Investment Trust	59,274,207
	Multiline Retail – 2.6%
422,414	Target Corp	46,355,712
	Multi-Utilities – 2.8%
663,258	Dominion Energy Inc	51,157,090
	Pharmaceuticals – 4.1%
841,282	AstraZeneca PLC, Sponsored ADR	43,982,223
494,134	Bristol-Myers Squibb Co	30,048,288
	Total Pharmaceuticals	74,030,511
	Road & Rail – 1.5%
201,560	Kansas City Southern	26,313,658
	Semiconductors & Semiconductor Equipment – 9.5%
121,460	Broadcom Inc	32,990,965
1,431,363	Intel Corp	85,853,153
236,499	NXP Semiconductors NV	23,548,205
519,107	Taiwan Semiconductor Manufacturing Co Ltd, Sponsored ADR	27,580,155
	Total Semiconductors & Semiconductor Equipment	169,972,478
	Specialty Retail – 1.7%
139,046	Home Depot Inc	30,566,482
	Technology Hardware, Storage & Peripherals – 0.8%
965,007	HP Inc	14,967,259
	Tobacco – 3.2%
774,247	Philip Morris International Inc	57,758,826
	Trading Companies & Distributors – 0.9%
101,306	Watsco Inc	16,309,253
	Total Long-Term Investments (cost $1,929,257,986)	1,791,632,554

Shares	Description (1)	Coupon	Value
	SHORT-TERM INVESTMENTS – 2.1%
	MONEY MARKET FUNDS – 2.1%
37,191,047	First American Treasury Obligation Fund, Class Z	0.134% (2)	$ 37,191,047
	Total Short-Term Investments (cost $37,191,047)		37,191,047
	Total Investments (cost $1,966,449,033) – 101.8%		1,828,823,601
	Other Assets Less Liabilities – (1.8)%		(31,855,678)
	Net Assets – 100%		$ 1,796,967,923

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.
ADR	American Depositary Receipt
See accompanying notes to financial statements.

Nuveen Mid Cap Value Fund
Portfolio of Investments    April 30, 2020
(Unaudited)
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 98.3%
	COMMON STOCKS – 98.3%
	Aerospace & Defense – 1.9%
26,541	L3Harris Technologies Inc	$ 5,140,992
	Airlines – 0.6%
50,613	Alaska Air Group Inc, (2)	1,645,935
	Banks – 5.3%
98,689	East West Bancorp Inc	3,461,023
139,516	Fifth Third Bancorp	2,607,554
298,040	KeyCorp	3,472,166
10,665	SVB Financial Group, (2)	2,060,158
74,029	Western Alliance Bancorp	2,656,161
	Total Banks	14,257,062
	Biotechnology – 1.9%
46,509	United Therapeutics Corp, (2)	5,095,526
	Building Products – 1.2%
36,171	Trane Technologies PLC	3,162,069
	Capital Markets – 4.2%
50,922	Evercore Inc	2,627,575
44,902	Nasdaq Inc	4,924,402
59,030	Raymond James Financial Inc	3,891,258
	Total Capital Markets	11,443,235
	Chemicals – 3.6%
36,988	Celanese Corp	3,072,593
96,409	CF Industries Holdings Inc	2,651,248
229,852	Huntsman Corp	3,863,812
	Total Chemicals	9,587,653
	Communications Equipment – 2.2%
55,144	Ciena Corp, (2)	2,550,410
23,724	Motorola Solutions Inc	3,411,748
	Total Communications Equipment	5,962,158
	Construction Materials – 1.5%
276,916	Summit Materials Inc, (2)	4,184,201
	Consumer Finance – 0.9%
96,680	OneMain Holdings Inc	2,340,623

Shares	Description (1)	Value
	Diversified Financial Services – 1.9%
114,089	Voya Financial Inc	$ 5,153,400
	Electric Utilities – 6.3%
101,895	Alliant Energy Corp	4,947,002
57,044	Entergy Corp	5,448,273
161,396	FirstEnergy Corp	6,660,813
	Total Electric Utilities	17,056,088
	Electrical Equipment – 2.3%
42,112	AMETEK Inc	3,531,933
21,072	Hubbell Inc	2,621,989
	Total Electrical Equipment	6,153,922
	Electronic Equipment, Instruments & Components – 1.8%
158,757	Avnet Inc	4,765,885
	Equity Real Estate Investment Trust – 11.5%
303,036	Brandywine Realty Trust	3,381,882
18,151	Digital Realty Trust Inc	2,713,393
11,142	Essex Property Trust Inc	2,719,762
147,904	First Industrial Realty Trust Inc	5,586,334
33,132	Mid-America Apartment Communities Inc	3,708,133
63,049	Regency Centers Corp	2,768,482
77,040	SL Green Realty Corp	4,086,972
639,937	VEREIT Inc	3,506,855
112,497	Washington Real Estate Investment Trust	2,623,430
	Total Equity Real Estate Investment Trust	31,095,243
	Food Products – 1.8%
77,758	Tyson Foods Inc	4,835,770
	Health Care Equipment & Supplies – 3.0%
6,701	Teleflex Inc	2,247,515
48,901	Zimmer Biomet Holdings Inc	5,853,450
	Total Health Care Equipment & Supplies	8,100,965
	Health Care Providers & Services – 2.0%
81,805	Centene Corp, (2)	5,446,577
	Hotels, Restaurants & Leisure – 1.4%
19,668	Hyatt Hotels Corp	1,106,522
85,317	MGM Resorts International	1,435,885
53,431	Wyndham Destinations Inc	1,366,230
	Total Hotels, Restaurants & Leisure	3,908,637
	Household Durables – 5.0%
111,873	DR Horton Inc	5,282,643

Nuveen Mid Cap Value Fund (continued)
Portfolio of Investments    April 30, 2020
(Unaudited)
Shares	Description (1)	Value
	Household Durables (continued)
45,837	Mohawk Industries Inc, (2)	$4,020,822
302,182	Newell Brands Inc	4,194,286
	Total Household Durables	13,497,751
	Household Products – 1.2%
80,894	Energizer Holdings Inc	3,151,630
	Insurance – 4.6%
195,175	CNO Financial Group Inc	2,744,161
129,691	Hartford Financial Services Group Inc	4,926,961
26,059	Willis Towers Watson PLC	4,646,059
	Total Insurance	12,317,181
	IT Services – 2.6%
145,220	Perspecta Inc	3,132,395
19,099	VeriSign Inc, (2)	4,001,050
	Total IT Services	7,133,445
	Leisure Products – 1.8%
101,647	Brunswick Corp/DE	4,850,595
	Machinery – 2.4%
63,710	Crane Co	3,469,009
26,768	Stanley Black & Decker Inc	2,949,834
	Total Machinery	6,418,843
	Media – 1.2%
294,300	TEGNA Inc	3,154,896
	Metals & Mining – 0.9%
100,191	Steel Dynamics Inc	2,431,635
	Mortgage Real Estate Investment Trust – 2.3%
226,728	AGNC Investment Corp	2,815,962
270,702	Starwood Property Trust Inc	3,502,884
	Total Mortgage Real Estate Investment Trust	6,318,846
	Multiline Retail – 1.0%
15,313	Dollar General Corp	2,684,369
	Multi-Utilities – 5.2%
68,762	Ameren Corp	5,002,436
166,204	NiSource Inc	4,173,382
96,899	Public Service Enterprise Group Inc	4,913,748
	Total Multi-Utilities	14,089,566
	Oil, Gas & Consumable Fuels – 3.7%
56,062	Concho Resources Inc	3,179,837

Shares	Description (1)	Value
	Oil, Gas & Consumable Fuels (continued)
251,400	Williams Cos Inc	$4,869,618
296,155	WPX Energy Inc, (2)	1,815,430
	Total Oil, Gas & Consumable Fuels	9,864,885
	Pharmaceuticals – 1.0%
24,907	Jazz Pharmaceuticals PLC, (2), (3)	2,745,997
	Real Estate Management & Development – 0.8%
20,647	Jones Lang LaSalle Inc	2,179,910
	Road & Rail – 1.7%
35,348	Kansas City Southern	4,614,681
	Semiconductors & Semiconductor Equipment – 2.2%
227,152	Marvell Technology Group Ltd	6,074,044
	Software – 1.8%
30,091	Synopsys Inc, (2)	4,727,898
	Specialty Retail – 1.2%
43,297	Best Buy Co Inc	3,322,179
	Thrifts & Mortgage Finance – 1.2%
211,913	Radian Group Inc	3,174,457
	Water Utilities – 1.2%
25,761	American Water Works Co Inc	3,134,856
	Total Long-Term Investments (cost $280,752,555)	265,223,605

Shares	Description (1)	Coupon	Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 0.2%
	MONEY MARKET FUNDS – 0.2%
548,725	First American Government Obligations Fund, Class X, (4)	0.252% (5)	$ 548,725
	Total Investments Purchased with Collateral from Securities Lending (cost $548,725)		548,725

Shares	Description (1)	Coupon	Value
	SHORT-TERM INVESTMENTS – 1.4%
	MONEY MARKET FUNDS – 1.4%
3,741,107	First American Treasury Obligation Fund, Class Z	0.134% (5)	$ 3,741,107
	Total Short-Term Investments (cost $3,741,107)		3,741,107
	Total Investments (cost $285,042,387) – 99.9%		269,513,437
	Other Assets Less Liabilities – 0.1%		239,269
	Net Assets – 100%		$ 269,752,706

Nuveen Mid Cap Value Fund (continued)
Portfolio of Investments    April 30, 2020
(Unaudited)
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $518,175.
(4)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives for more information.
(5)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.
See accompanying notes to financial statements.

Nuveen Small Cap Value Fund
Portfolio of Investments    April 30, 2020
(Unaudited)
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 99.6%
	COMMON STOCKS – 99.6%
	Aerospace & Defense – 1.1%
245,085	Parsons Corp, (2)	$ 9,166,179
	Air Freight & Logistics – 1.6%
654,452	Air Transport Services Group Inc, (2)	13,246,108
	Airlines – 0.4%
215,691	Spirit Airlines Inc, (2), (3)	3,239,679
	Auto Components – 2.4%
363,227	Cooper Tire & Rubber Co	7,696,780
1,004,668	Dana Inc, (2)	11,553,682
	Total Auto Components	19,250,462
	Banks – 16.4%
402,729	Banner Corp	15,476,875
385,953	Berkshire Hills Bancorp Inc	6,576,639
543,353	Cathay General Bancorp	15,170,416
643,219	First Busey Corp	11,848,094
375,163	Heartland Financial USA Inc	12,744,287
1,460,189	Investors Bancorp Inc	13,594,360
367,292	Pinnacle Financial Partners Inc	14,783,503
321,952	Preferred Bank/Los Angeles CA	12,282,469
427,438	Renasant Corp	11,211,699
303,412	Western Alliance Bancorp	10,886,422
217,471	Wintrust Financial Corp	9,112,035
	Total Banks	133,686,799
	Biotechnology – 1.5%
114,415	United Therapeutics Corp	12,535,307
	Building Products – 1.9%
333,950	Gibraltar Industries Inc, (2)	15,461,885
	Capital Markets – 2.9%
210,511	Evercore Inc	10,862,368
230,240	Piper Sandler Cos	12,412,238
	Total Capital Markets	23,274,606
	Chemicals – 1.5%
275,765	Minerals Technologies Inc	12,144,691

Nuveen Small Cap Value Fund (continued)
Portfolio of Investments    April 30, 2020
(Unaudited)
Shares	Description (1)	Value
	Commercial Services & Supplies – 1.9%
96,838	Brink's Co	$4,950,358
479,709	SP Plus Corp, (2)	10,117,063
	Total Commercial Services & Supplies	15,067,421
	Communications Equipment – 2.6%
199,873	NETGEAR Inc, (2)	4,792,955
690,455	Radware Ltd, (2)	16,356,879
	Total Communications Equipment	21,149,834
	Construction & Engineering – 2.5%
523,486	Aegion Corp, (2)	8,401,950
190,719	EMCOR Group Inc	12,116,378
	Total Construction & Engineering	20,518,328
	Construction Materials – 0.8%
443,153	Summit Materials Inc	6,696,042
	Consumer Finance – 0.6%
205,253	OneMain Holdings Inc	4,969,175
	Diversified Telecommunication Services – 1.2%
1,122,901	Vonage Holdings Corp, (2)	9,387,452
	Electronic Equipment, Instruments & Components – 3.5%
421,047	Avnet Inc	12,639,831
88,575	SYNNEX Corp, (2)	7,755,627
666,268	TTM Technologies Inc, (2)	7,722,046
	Total Electronic Equipment, Instruments & Components	28,117,504
	Equity Real Estate Investment Trust – 9.7%
1,032,576	Brandywine Realty Trust	11,523,548
397,085	Kite Realty Group Trust	4,062,180
1,364,177	Lexington Realty Trust	14,255,650
754,694	Preferred Apartment Communities Inc	5,592,282
609,371	Retail Opportunity Investments Corp	5,913,946
742,442	RLJ Lodging Trust	6,897,286
513,793	STAG Industrial Inc	13,487,066
1,334,787	Summit Hotel Properties Inc	8,088,809
405,455	Washington Real Estate Investment Trust	9,455,211
	Total Equity Real Estate Investment Trust	79,275,978
	Food Products – 1.7%
1,116,816	Hostess Brands Inc, (2)	13,424,128
	Gas Utilities – 3.3%
79,800	ONE Gas Inc	6,360,858
275,362	South Jersey Industries Inc	7,872,599

Shares	Description (1)	Value
	Gas Utilities (continued)
176,635	Spire Inc	$ 12,887,290
	Total Gas Utilities	27,120,747
	Health Care Equipment & Supplies – 1.1%
356,484	Natus Medical Inc, (2)	8,908,535
	Health Care Providers & Services – 0.9%
163,862	AMN Healthcare Services Inc, (2)	7,698,237
	Hotels, Restaurants & Leisure – 1.2%
162,776	Jack in the Box Inc	9,815,393
	Household Durables – 2.9%
546,527	La-Z-Boy Inc	12,816,058
438,386	M/I Homes Inc, (2)	11,161,308
	Total Household Durables	23,977,366
	Insurance – 5.0%
153,918	AMERISAFE Inc	9,799,959
193,969	Argo Group International Holdings Ltd, (2)	6,858,744
557,226	BRP Group Inc, (2)	5,583,405
750,402	CNO Financial Group Inc	10,550,652
221,565	Horace Mann Educators Corp	7,790,225
	Total Insurance	40,582,985
	IT Services – 0.5%
188,240	Perspecta Inc	4,060,337
	Leisure Products – 1.2%
199,965	Brunswick Corp/DE	9,542,330
	Machinery – 1.4%
434,488	Kennametal Inc	11,127,238
	Media – 0.6%
430,424	TEGNA Inc	4,614,145
	Metals & Mining – 2.0%
437,657	Allegheny Technologies Inc, (2)	3,286,804
153,324	Compass Minerals International Inc	7,537,408
1,782,311	SunCoke Energy Inc	5,614,280
	Total Metals & Mining	16,438,492
	Mortgage Real Estate Investment Trust – 1.2%
1,230,832	Ladder Capital Corp	9,785,114
	Multi-Utilities – 1.8%
241,192	Black Hills Corp	14,939,432

Nuveen Small Cap Value Fund (continued)
Portfolio of Investments    April 30, 2020
(Unaudited)
Shares	Description (1)	Value
	Oil, Gas & Consumable Fuels – 3.0%
541,043	Brigham Minerals Inc	$6,974,044
365,420	Delek US Holdings Inc	8,532,557
1,333,821	Magnolia Oil & Gas Corp, (2)	8,629,822
	Total Oil, Gas & Consumable Fuels	24,136,423
	Pharmaceuticals – 1.5%
303,552	Prestige Consumer Healthcare Inc, (2)	12,351,531
	Professional Services – 2.5%
500,982	CBIZ Inc, (2)	11,898,322
286,397	Korn Ferry	8,256,826
	Total Professional Services	20,155,148
	Road & Rail – 0.4%
113,223	TFI International Inc	3,141,938
	Semiconductors & Semiconductor Equipment – 4.2%
171,057	Diodes Inc, (2)	8,705,091
81,118	MKS Instruments Inc	8,130,457
159,413	Semtech Corp, (2)	7,211,844
150,786	Synaptics Inc, (2)	9,859,897
	Total Semiconductors & Semiconductor Equipment	33,907,289
	Software – 2.9%
194,191	Alarmcom Holdings Inc, (2)	8,686,163
186,068	J2 Global Inc, (2)	15,004,524
	Total Software	23,690,687
	Specialty Retail – 1.9%
300,217	Aaron's Inc	9,579,924
96,789	Group 1 Automotive Inc, (2)	5,477,290
	Total Specialty Retail	15,057,214
	Textiles, Apparel & Luxury Goods – 0.7%
27,952	Culp Inc	198,739
514,659	G-III Apparel Group Ltd, (2)	5,831,086
	Total Textiles, Apparel & Luxury Goods	6,029,825
	Thrifts & Mortgage Finance – 4.1%
468,759	Flagstar Bancorp Inc	12,145,546
844,114	Radian Group Inc	12,644,828
304,540	WSFS Financial Corp	8,886,477
	Total Thrifts & Mortgage Finance	33,676,851
	Water Utilities – 1.1%
201,104	California Water Service Group	9,033,592
	Total Long-Term Investments (cost $966,447,323)	810,402,427

Shares	Description (1)	Coupon	Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 0.0%
	MONEY MARKET FUNDS – 0.0%
511,875	First American Government Obligations Fund, Class X, (4)	0.252% (5)	$ 511,875
	Total Investments Purchased with Collateral from Securities Lending (cost $511,875)		511,875

Shares	Description (1)	Coupon	Value
	SHORT-TERM INVESTMENTS – 0.3%
	MONEY MARKET FUNDS – 0.3%
2,318,774	First American Treasury Obligation Fund, Class Z	0.134% (5)	$ 2,318,774
	Total Short-Term Investments (cost $2,318,774)		2,318,774
	Total Investments (cost $969,277,972) – 99.9%		813,233,076
	Other Assets Less Liabilities – 0.1%		704,509
	Net Assets – 100%		$ 813,937,585
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $488,150.
(4)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives for more information.
(5)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.
See accompanying notes to financial statements.

Statement of Assets and Liabilities
April 30, 2020
(Unaudited)
	Dividend Value	Mid Cap Value	Small Cap Value
Assets
Long-term investments, at value (cost $1,929,257,986, $280,752,555 and $966,447,323, respectively)	$1,791,632,554	$265,223,605	$810,402,427
Investment purchased with collateral from securities lending, at value (cost approximates value)	—	548,725	511,875
Short-term investments, at value (cost approximates value)	37,191,047	3,741,107	2,318,774
Receivable for:
Dividends	4,042,007	139,645	266,330
Due from affiliates	187,493	28,101	128,542
Due from broker	—	198	234
Interest	5,682	616	189
Investments sold	—	7,577,012	9,601,662
Shares sold	119,165	938,506	2,423,064
Other assets	124,594	56,293	107,672
Total assets	1,833,302,542	278,253,808	825,760,769
Liabilities
Cash overdraft	—	—	1,581
Payable for:
Collateral from securities lending program	—	548,725	511,875
Interest	46,294	—	—
Investments purchased - regular settlement	21,442,941	7,319,074	2,509,089
Shares redeemed	13,112,073	265,874	7,080,601
Accrued expenses:
Directors fees	99,454	12,927	55,411
Management fees	920,588	117,206	594,639
Shareholder servicing agent fees	471,710	166,977	705,189
12b-1 distribution and service fees	53,182	14,440	48,720
Other	188,377	55,879	316,079
Total liabilities	36,334,619	8,501,102	11,823,184
Net assets	$1,796,967,923	$269,752,706	$813,937,585

See accompanying notes to financial statements.

Statement of Assets and Liabilities (Unaudited) (continued)
	Dividend Value	Mid Cap Value	Small Cap Value
Class A Shares
Net assets	$ 170,861,492	$ 39,694,930	$ 110,556,356
Shares outstanding	15,475,057	1,215,039	7,042,949
Net asset value ("NAV") per share	$ 11.04	$ 32.67	$ 15.70
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$ 11.71	$ 34.66	$ 16.66
Class C Shares
Net assets	$ 16,210,153	$ 5,056,086	$ 26,142,287
Shares outstanding	1,499,082	164,651	1,978,486
NAV and offering price per share	$ 10.81	$ 30.71	$ 13.21
Class R3 Shares
Net assets	$ 17,203,843	$ 7,745,217	$ 23,372,159
Shares outstanding	1,566,182	239,158	1,522,664
NAV and offering price per share	$ 10.98	$ 32.39	$ 15.35
Class R6 Shares
Net assets	$1,138,544,590	$ 15,776,655	$ 99,003,070
Shares outstanding	100,698,235	480,603	6,067,082
NAV and offering price per share	$ 11.31	$ 32.83	$ 16.32
Class I Shares
Net assets	$ 454,147,845	$201,479,818	$ 554,863,713
Shares outstanding	40,535,596	6,149,217	34,144,464
NAV and offering price per share	$ 11.20	$ 32.77	$ 16.25
Fund level net assets consist of:
Capital paid-in	$2,058,363,955	$300,574,838	$1,378,635,674
Total distributable earnings	(261,396,032)	(30,822,132)	(564,698,089)
Fund level net assets	$1,796,967,923	$269,752,706	$ 813,937,585
Authorized shares - per class	2 billion	2 billion	2 billion
Par value per share	$ 0.0001	$ 0.0001	$ 0.0001
See accompanying notes to financial statements.

Statement of Operations
Six Months Ended April 30, 2020
(Unaudited)
	Dividend Value	Mid Cap Value	Small Cap Value
Investment Income
Dividends	$ 29,997,139	$ 3,170,674	$ 9,977,184
Interest	208,817	19,803	66,262
Securities lending income	491	309	5,934
Payment from affiliate	187,493	28,101	128,542
Foreign tax withheld on dividend income	(130,934)	—	—
Total investment income	30,263,006	3,218,887	10,177,922
Expenses
Management fees	6,167,332	1,236,607	5,233,870
12b-1 service fees - Class A Shares	250,878	61,045	209,893
12b-1 distribution and service fees - Class C Shares	103,194	33,695	187,894
12b-1 distibution and service fees - Class R3 Shares	51,649	22,805	78,042
Shareholder servicing agent fees	724,025	239,384	1,306,275
Custodian fees	91,917	29,589	89,102
Professional fees	29,901	17,931	40,949
Directors fees	22,253	3,296	13,511
Shareholder reporting expenses	51,399	29,909	176,033
Federal and state registration fees	159,901	47,640	52,903
Other	31,080	13,128	46,781
Total expenses before fee waiver/expense reimbursement	7,683,529	1,735,029	7,435,253
Fee waiver/expense reimbursement	—	(188,092)	(669,170)
Net expenses	7,683,529	1,546,937	6,766,083
Net investment income (loss)	22,579,477	1,671,950	3,411,839
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	(122,886,916)	(11,692,009)	(205,445,452)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(301,372,254)	(52,279,338)	(209,857,861)
Net realized and unrealized gain (loss)	(424,259,170)	(63,971,347)	(415,303,313)
Net increase (decrease) in net assets from operations	$(401,679,693)	$(62,299,397)	$(411,891,474)
See accompanying notes to financial statements.

Statement of Changes in Net Assets
(Unaudited)
	Dividend Value		Mid Cap Value		Small Cap Value
	Six Months Ended 4/30/20	Year Ended 10/31/19	Six Months Ended 4/30/20	Year Ended 10/31/19	Six Months Ended 4/30/20	Year Ended 10/31/19
Operations
Net investment income (loss)	$ 22,579,477	$ 22,778,456	$ 1,671,950	$ 3,804,104	$ 3,411,839	$ 19,186,671
Net realized gain (loss) from investments and foreign currency	(122,886,916)	136,560,082	(11,692,009)	(4,962,182)	(205,445,452)	(195,896,872)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(301,372,254)	(57,720,876)	(52,279,338)	36,915,276	(209,857,861)	168,775,638
Net increase (decrease) in net assets from operations	(401,679,693)	101,617,662	(62,299,397)	35,757,198	(411,891,474)	(7,934,563)
Distributions to Shareholders
Dividends:
Class A Shares	(13,840,560)	(21,478,363)	(508,084)	(2,090,136)	(1,836,890)	(9,218,363)
Class C Shares	(1,397,906)	(2,571,787)	(15,371)	(269,609)	(81,329)	(2,213,805)
Class R3 Shares	(1,423,416)	(2,421,158)	(67,895)	(305,976)	(244,673)	(1,486,198)
Class R6 Shares	(81,552,152)	(15,749,024)	(243,451)	(150,144)	(1,601,689)	(4,532,713)
Class I Shares	(42,448,579)	(59,923,827)	(2,966,388)	(7,324,416)	(13,780,598)	(59,648,995)
Decrease in net assets from distributions to shareholders	(140,662,613)	(102,144,159)	(3,801,189)	(10,140,281)	(17,545,179)	(77,100,074)
Fund Share Transactions
Proceeds from sale of shares	1,493,091,961	181,700,330	52,923,054	195,139,508	244,639,389	725,770,948
Proceeds from shares issued to shareholders due to reinvestment of distributions	134,943,908	89,885,116	3,481,369	9,082,541	14,169,324	61,854,103
	1,628,035,869	271,585,446	56,404,423	204,222,049	258,808,713	787,625,051
Cost of shares redeemed	(264,823,804)	(407,594,403)	(64,077,418)	(92,882,064)	(674,452,336)	(1,386,388,541)
Net increase (decrease) in net assets from Fund share transactions	1,363,212,065	(136,008,957)	(7,672,995)	111,339,985	(415,643,623)	(598,763,490)
Net increase (decrease) in net assets	820,869,759	(136,535,454)	(73,773,581)	136,956,902	(845,080,276)	(683,798,127)
Net assets at the beginning of period	976,098,164	1,112,633,618	343,526,287	206,569,385	1,659,017,861	2,342,815,988
Net assets at the end of period	$1,796,967,923	$ 976,098,164	$269,752,706	$343,526,287	$ 813,937,585	$ 1,659,017,861
See accompanying notes to financial statements.

Financial Highlights
(Unaudited)
Dividend Value
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/92)
2020(e)	$14.21	$0.13	$(2.37)	$(2.24)	$(0.12)	$(0.81)	$(0.93)	$11.04
2019	14.32	0.26	0.96	1.22	(0.28)	(1.05)	(1.33)	14.21
2018	15.67	0.25	0.35	0.60	(0.24)	(1.71)	(1.95)	14.32
2017	15.12	0.22	2.72	2.94	(0.22)	(2.17)	(2.39)	15.67
2016	15.81	0.25	0.48	0.73	(0.30)	(1.12)	(1.42)	15.12
2015	17.44	0.28	(0.44)	(0.16)	(0.34)	(1.13)	(1.47)	15.81
Class C (02/99)
2020(e)	13.93	0.08	(2.33)	(2.25)	(0.06)	(0.81)	(0.87)	10.81
2019	14.06	0.16	0.93	1.09	(0.17)	(1.05)	(1.22)	13.93
2018	15.41	0.14	0.35	0.49	(0.13)	(1.71)	(1.84)	14.06
2017	14.90	0.11	2.68	2.79	(0.11)	(2.17)	(2.28)	15.41
2016	15.60	0.14	0.47	0.61	(0.19)	(1.12)	(1.31)	14.90
2015	17.23	0.16	(0.44)	(0.28)	(0.22)	(1.13)	(1.35)	15.60
Class R3 (09/01)
2020(e)	14.14	0.11	(2.36)	(2.25)	(0.10)	(0.81)	(0.91)	10.98
2019	14.26	0.23	0.94	1.17	(0.24)	(1.05)	(1.29)	14.14
2018	15.60	0.22	0.36	0.58	(0.21)	(1.71)	(1.92)	14.26
2017	15.08	0.18	2.71	2.89	(0.20)	(2.17)	(2.37)	15.60
2016	15.77	0.22	0.47	0.69	(0.26)	(1.12)	(1.38)	15.08
2015	17.41	0.24	(0.45)	(0.21)	(0.30)	(1.13)	(1.43)	15.77
Class R6 (02/13)
2020(e)	14.54	0.16	(2.43)	(2.27)	(0.15)	(0.81)	(0.96)	11.31
2019	14.61	0.32	0.99	1.31	(0.33)	(1.05)	(1.38)	14.54
2018	15.93	0.32	0.36	0.68	(0.29)	(1.71)	(2.00)	14.61
2017	15.32	0.25	2.79	3.04	(0.26)	(2.17)	(2.43)	15.93
2016	15.99	0.30	0.49	0.79	(0.34)	(1.12)	(1.46)	15.32
2015	17.62	0.34	(0.45)	(0.11)	(0.39)	(1.13)	(1.52)	15.99
Class I (08/94)
2020(e)	14.42	0.15	(2.42)	(2.27)	(0.14)	(0.81)	(0.95)	11.20
2019	14.51	0.30	0.98	1.28	(0.32)	(1.05)	(1.37)	14.42
2018	15.85	0.30	0.36	0.66	(0.29)	(1.71)	(2.00)	14.51
2017	15.27	0.26	2.75	3.01	(0.26)	(2.17)	(2.43)	15.85
2016	15.95	0.29	0.49	0.78	(0.34)	(1.12)	(1.46)	15.27
2015	17.60	0.33	(0.46)	(0.13)	(0.39)	(1.13)	(1.52)	15.95

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b), (c)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Net Investment Income(Loss) Excluding Payment From Affiliates	Portfolio Turnover Rate(d)

(17.01)%	$ 170,861	1.09%*	2.01%*	1.99%*	61%
9.81	215,710	1.11	1.94	N/A	93
3.72	264,271	1.08	1.68	N/A	68
20.95	269,063	1.08	1.46	N/A	56
5.33	259,457	1.14	1.69	N/A	67
(0.87)	310,055	1.15	1.72	N/A	53

(17.36)	16,210	1.84*	1.25*	1.23*	61
8.98	23,083	1.86	1.19	N/A	93
2.98	31,111	1.83	0.95	N/A	68
20.09	39,825	1.83	0.72	N/A	56
4.46	43,097	1.89	0.94	N/A	67
(1.59)	53,507	1.90	0.98	N/A	53

(17.15)	17,204	1.34*	1.75*	1.73*	61
9.50	23,091	1.36	1.68	N/A	93
3.53	27,927	1.33	1.44	N/A	68
20.64	33,639	1.33	1.21	N/A	56
5.01	31,758	1.39	1.49	N/A	67
(1.12)	42,618	1.40	1.45	N/A	53

(16.85)	1,138,545	0.69*	2.49*	2.47*	61
10.29	52,824	0.72	2.30	N/A	93
4.15	172,215	0.72	2.05	N/A	68
21.40	188,356	0.73	1.63	N/A	56
5.63	50,588	0.79	2.04	N/A	67
(0.51)	56,123	0.81	2.03	N/A	53

(16.98)	454,148	0.84*	2.25*	2.23*	61
10.14	661,390	0.86	2.18	N/A	93
4.02	617,086	0.83	1.94	N/A	68
21.25	561,047	0.83	1.73	N/A	56
5.56	654,967	0.89	1.95	N/A	67
(0.64)	930,850	0.90	1.99	N/A	53
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	During the current fiscal period, the Fund received voluntary compensation from the Adviser. The Fund's Total Return for each share would decrease by an amount equaling less than 0.01% if such voluntary compensation were excluded. See Note 7-Management Fees and Other Transactions with Affiliates, for more information.
(c)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
(e)	For the six months ended April 30, 2020.
*	Annualized.
N/A	Fund did not have Payments from Affiliates for periods prior to the fiscal year ended October 31, 2020.
See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)
Mid Cap Value
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended October 31	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/87)
2020(f)	$41.07	$ 0.17	$(8.19)	$(8.02)	$(0.38)	$ —	$(0.38)	$32.67
2019	38.91	0.40	3.29	3.69	(0.09)	(1.44)	(1.53)	41.07
2018	42.32	0.29	(0.46)	(0.17)	(0.26)	(2.98)	(3.24)	38.91
2017	35.23	0.26	8.17	8.43	(0.32)	(1.02)	(1.34)	42.32
2016	35.39	0.30	0.72	1.02	(0.09)	(1.09)	(1.18)	35.23
2015	35.37	0.10	0.22	0.32	(0.30)	—	(0.30)	35.39
Class C (02/99)
2020(f)	38.49	0.03	(7.73)	(7.70)	(0.08)	—	(0.08)	30.71
2019	36.73	0.11	3.09	3.20	—	(1.44)	(1.44)	38.49
2018	40.17	( —)*	(0.46)	(0.46)	—	(2.98)	(2.98)	36.73
2017	33.50	(0.03)	7.78	7.75	(0.06)	(1.02)	(1.08)	40.17
2016	33.86	0.04	0.69	0.73	—	(1.09)	(1.09)	33.50
2015	33.86	(0.16)	0.20	0.04	(0.04)	—	(0.04)	33.86
Class R3 (09/01)
2020(f)	40.67	0.12	(8.12)	(8.00)	(0.28)	—	(0.28)	32.39
2019	38.55	0.31	3.25	3.56	—	(1.44)	(1.44)	40.67
2018	41.95	0.18	(0.44)	(0.26)	(0.16)	(2.98)	(3.14)	38.55
2017	34.94	0.17	8.09	8.26	(0.23)	(1.02)	(1.25)	41.95
2016	35.17	0.21	0.65	0.86	—	(1.09)	(1.09)	34.94
2015	35.15	0.02	0.21	0.23	(0.21)	—	(0.21)	35.17
Class R6 (06/18)
2020(f)	41.32	0.24	(8.21)	(7.97)	(0.52)	—	(0.52)	32.83
2019	39.10	0.55	3.30	3.85	(0.19)	(1.44)	(1.63)	41.32
2018(g)	42.86	0.11	(3.87)	(3.76)	—	—	—	39.10
Class I (02/94)
2020(f)	41.24	0.22	(8.21)	(7.99)	(0.48)	—	(0.48)	32.77
2019	39.08	0.51	3.28	3.79	(0.19)	(1.44)	(1.63)	41.24
2018	42.49	0.40	(0.47)	(0.07)	(0.36)	(2.98)	(3.34)	39.08
2017	35.36	0.36	8.20	8.56	(0.41)	(1.02)	(1.43)	42.49
2016	35.52	0.38	0.73	1.11	(0.18)	(1.09)	(1.27)	35.36
2015	35.50	0.20	0.20	0.40	(0.38)	—	(0.38)	35.52

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(d)
Total Return(b), (c)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Net Investment Income (Loss) Excluding Payment From Affiliates	Expenses	Net Investment Income (Loss)	Net Investment Income (Loss) Excluding Payment From Affiliates	Portfolio Turnover Rate(e)

(19.74)%	$ 39,695	1.29%***	0.77%***	0.75%***	1.17%***	0.90%***	0.88%***	12%
10.19	55,467	1.27	0.94	N/A	1.17	1.04	N/A	46
(0.65)	51,202	1.31	0.55	N/A	1.17	0.69	N/A	49
24.43	40,319	1.32	0.52	N/A	1.17	0.67	N/A	43
3.12	34,230	1.39	0.73	N/A	1.26	0.86	N/A	44
0.89	36,378	1.41	0.20	N/A	1.32	0.29	N/A	111

(20.05)	5,056	2.04***	0.03***	0.01***	1.92***	0.15***	0.13***	12
9.39	7,631	2.02	0.20	N/A	1.92	0.30	N/A	46
(1.41)	6,899	2.06	(0.14)	N/A	1.92	( —)**	N/A	49
23.52	7,474	2.07	(0.23)	N/A	1.92	(0.08)	N/A	43
2.32	6,529	2.14	(0.02)	N/A	2.01	0.11	N/A	44
0.15	7,379	2.16	(0.55)	N/A	2.07	(0.46)	N/A	111

(19.83)	7,745	1.54***	0.50***	0.48***	1.42***	0.62***	0.60***	12
9.92	10,230	1.52	0.70	N/A	1.42	0.81	N/A	46
(0.90)	7,670	1.56	0.30	N/A	1.42	0.44	N/A	49
24.11	5,284	1.57	0.28	N/A	1.42	0.43	N/A	43
2.86	5,206	1.64	0.48	N/A	1.51	0.61	N/A	44
0.65	6,942	1.66	(0.04)	N/A	1.57	0.05	N/A	111

(19.58)	15,777	0.89***	1.14***	1.12***	0.77***	1.26***	1.24***	12
10.63	19,481	0.87	1.29	N/A	0.77	1.39	N/A	46
(8.77)	958	0.93***	0.56***	N/A	0.79***	0.71***	N/A	49

(19.64)	201,480	1.04***	1.01***	0.99***	0.92***	1.12***	1.10***	12
10.48	250,717	1.02	1.20	N/A	0.92	1.30	N/A	46
(0.40)	139,841	1.07	0.80	N/A	0.92	0.95	N/A	49
24.75	57,365	1.07	0.77	N/A	0.92	0.92	N/A	43
3.38	53,631	1.14	0.98	N/A	1.01	1.11	N/A	44
1.12	67,834	1.16	0.46	N/A	1.07	0.55	N/A	111

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	During the current fiscal period, the Fund received voluntary compensation from the Adviser. The Fund's Total Return for each share would decrease by an amount equaling less than 0.01% if such voluntary compensation were excluded. See Note 7-Management Fees and Other Transactions with Affiliates, for more information.
(c)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(d)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, for more information.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
(f)	For the six months ended April 30, 2020.
(g)	For the period June 30, 2018 (commencement of operations) through October 31, 2018.
*	Rounds to more than $(0.01).
**	Rounds to less than 0.01%.
***	Annualized.
N/A	Fund did not have Payments from Affiliates for periods prior to the fiscal year ended October 31, 2020.
See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)
Small Cap Value
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended October 31	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (08/94)
2020(f)	$22.19	$ 0.02	$(6.30)	$(6.28)	$(0.21)	$ —	$(0.21)	$15.70
2019	22.96	0.18	(0.17)	0.01	(0.13)	(0.65)	(0.78)	22.19
2018	25.19	0.12	(2.15)	(2.03)	(0.10)	(0.10)	(0.20)	22.96
2017	20.98	0.11	4.70	4.81	(0.09)	(0.51)	(0.60)	25.19
2016	19.95	0.14	1.20	1.34	(0.01)	(0.30)	(0.31)	20.98
2015	18.55	0.07	1.40	1.47	(0.07)	—	(0.07)	19.95
Class C (02/99)
2020(f)	18.62	(0.05)	(5.32)	(5.37)	(0.04)	—	(0.04)	13.21
2019	19.39	0.01	(0.13)	(0.12)	—	(0.65)	(0.65)	18.62
2018	21.36	(0.06)	(1.81)	(1.87)	—	(0.10)	(0.10)	19.39
2017	17.92	(0.06)	4.01	3.95	—	(0.51)	(0.51)	21.36
2016	17.20	(0.01)	1.03	1.02	—	(0.30)	(0.30)	17.92
2015	16.06	(0.07)	1.21	1.14	—	—	—	17.20
Class R3 (09/01)
2020(f)	21.68	(0.01)	(6.17)	(6.18)	(0.15)	—	(0.15)	15.35
2019	22.43	0.12	(0.15)	(0.03)	(0.07)	(0.65)	(0.72)	21.68
2018	24.61	0.05	(2.09)	(2.04)	(0.04)	(0.10)	(0.14)	22.43
2017	20.51	0.05	4.60	4.65	(0.04)	(0.51)	(0.55)	24.61
2016	19.56	0.09	1.16	1.25	—	(0.30)	(0.30)	20.51
2015	18.19	0.02	1.38	1.40	(0.03)	—	(0.03)	19.56
Class R6 (06/16)
2020(f)	23.09	0.04	(6.52)	(6.48)	(0.29)	—	(0.29)	16.32
2019	23.83	0.29	(0.18)	0.11	(0.20)	(0.65)	(0.85)	23.09
2018	26.09	0.23	(2.22)	(1.99)	(0.17)	(0.10)	(0.27)	23.83
2017	21.71	0.21	4.84	5.05	(0.16)	(0.51)	(0.67)	26.09
2016(g)	21.08	0.07	0.56	0.63	—	—*	—*	21.71
Class I (08/94)
2020(f)	23.00	0.07	(6.55)	(6.48)	(0.27)	—	(0.27)	16.25
2019	23.79	0.24	(0.18)	0.06	(0.20)	(0.65)	(0.85)	23.00
2018	26.09	0.19	(2.22)	(2.03)	(0.17)	(0.10)	(0.27)	23.79
2017	21.70	0.17	4.88	5.05	(0.15)	(0.51)	(0.66)	26.09
2016	20.63	0.19	1.24	1.43	(0.06)	(0.30)	(0.36)	21.70
2015	19.18	0.12	1.45	1.57	(0.12)	—	(0.12)	20.63

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(d)
Total Return(b), (c)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Net Investment Income (Loss) Excluding Payment From Affiliates	Expenses	Net Investment Income (Loss)	Net Investment Income (Loss) Excluding Payment From Affiliates	Portfolio Turnover Rate(e)

(28.60)%	$ 110,556	1.30%**	0.11%**	0.09%**	1.20%**	0.21%**	0.19%**	16%
0.44	213,819	1.28	0.73	N/A	1.20	0.81	N/A	31
(8.12)	291,122	1.24	0.43	N/A	1.20	0.47	N/A	35
23.06	326,495	1.26	0.43	N/A	1.22	0.46	N/A	29
6.85	167,840	1.34	0.65	N/A	1.30	0.68	N/A	40
7.95	48,656	1.40	0.32	N/A	1.39	0.34	N/A	49

(28.92)	26,142	2.05**	(0.66)**	(0.68)**	1.95**	(0.56)**	(0.58)**	16
(0.28)	45,920	2.03	(0.01)	N/A	1.95	0.07	N/A	31
(8.80)	70,077	1.99	(0.32)	N/A	1.95	(0.28)	N/A	35
22.14	71,902	2.01	(0.33)	N/A	1.97	(0.29)	N/A	29
6.08	26,815	2.09	(0.11)	N/A	2.05	(0.08)	N/A	40
7.10	4,507	2.15	(0.44)	N/A	2.14	(0.42)	N/A	49

(28.72)	23,372	1.55**	(0.24)**	(0.26)**	1.45**	(0.15)**	(0.17)**	16
0.21	37,296	1.53	0.48	N/A	1.45	0.56	N/A	31
(8.34)	47,205	1.49	0.17	N/A	1.45	0.21	N/A	35
22.79	42,975	1.51	0.18	N/A	1.47	0.22	N/A	29
6.58	26,510	1.59	0.43	N/A	1.56	0.46	N/A	40
7.62	14,516	1.65	0.07	N/A	1.64	0.09	N/A	49

(28.46)	99,003	0.85**	0.30**	0.28**	0.76**	0.39**	0.37**	16
0.90	133,071	0.83	1.18	N/A	0.75	1.26	N/A	31
(7.73)	121,943	0.82	0.82	N/A	0.78	0.86	N/A	35
23.40	52,508	0.85	0.82	N/A	0.81	0.86	N/A	29
3.00	19,967	0.89**	0.85**	N/A	0.83**	0.91**	N/A	40

(28.53)	554,864	1.05**	0.53**	0.51**	0.95**	0.63**	0.61**	16
0.69	1,228,912	1.03	0.99	N/A	0.95	1.06	N/A	31
(7.88)	1,812,444	0.99	0.67	N/A	0.95	0.71	N/A	35
23.40	1,444,587	1.01	0.66	N/A	0.97	0.70	N/A	29
7.09	369,016	1.09	0.90	N/A	1.05	0.93	N/A	40
8.22	91,044	1.15	0.58	N/A	1.14	0.59	N/A	49

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	During the current fiscal period, the Fund received voluntary compensation from the Adviser. The Fund's Total Return for each share would decrease by an amount equaling less than 0.01% if such voluntary compensation were excluded. See Note 7-Management Fees and Other Transactions with Affiliates, for more information.
(c)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(d)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, for more information.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
(f)	For the six months ended April 30, 2020.
(g)	For the period June 30, 2016 (commencement of operations) through October 31, 2016.
*	Rounds to more than $(0.01).
**	Annualized.
N/A	Fund did not have Payments from Affiliates for periods prior to the fiscal year ended October 31, 2020.
See accompanying notes to financial statements.

Notes to Financial Statements
(Unaudited)
1.  General Information
Trust and Fund Information
Nuveen Investment Funds, Inc. (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Trust is comprised of Nuveen Dividend Value Fund (“Dividend Value”), Nuveen Mid Cap Value Fund (“Mid Cap Value”) and Nuveen Small Cap Value Fund (“Small Cap Value”), (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was incorporated in the State of Maryland on August 20, 1987.
The end of the reporting period for the Funds is April 30, 2020, and the period covered by these Notes to Financial Statements is the six months ended April 30, 2020 (the “current fiscal period”).
Investment Adviser and Sub-Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the "Sub-Adviser"), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3, R6 and I Shares are sold without an upfront sales charge.
Fund Reorganizations
In April 2020 the Funds’ Board of Directors (the “Board”) approved the reorganization of Nuveen Large Cap Value Fund (the “Acquired Fund”) Dividend Value (the “Acquiring Fund”), (the "Reorganization"), each a series of Nuveen Investment Trust and Nuveen Investment Funds Inc., respectively, which are advised by the Adviser. The Reorganization is pending approval of the Acquired Fund shareholders.
Upon the closing of the Reorganization, the Acquired Fund will transfer its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund. The Acquired Fund will then be liquidated, dissolved and terminated in accordance with its Declaration of Trust. Shareholders of the Acquired Fund will become shareholders of the Acquiring Fund. The Acquired Fund shareholders will receive shares of the Acquiring Fund, the aggregate NAV of which is equal to the aggregate NAV of the shares of the Acquired Fund held immediately prior to the Reorganization (including for this purpose fractional Acquiring Fund shares to which shareholders would be entitled).
Other Matters
The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long-term cannot be reasonably estimated at this time. There have been no comparable recent events that provide guidance as to the effect the spread of COVID-19 as a global pandemic may have on the Funds’ financial performance. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds’ normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.
2.  Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing security and shareholder transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.
Compensation
The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Distributions to Shareholders
Distributions to shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Foreign Currency Transactions and Translation
The books and records of the Funds are maintained in U.S. dollars. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollars at the end of each day. Purchases and sales of securities, income and expenses are translated into U.S. dollars at each prevailing exchange rate on the respective dates of the transactions.
Net realized foreign currency gains and losses resulting from changes in exchange rates associated with (i) foreign currency, (ii) investments and (iii) derivatives include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received are recognized as a component of "Net realized gain (loss) from investments and foreign currency" on the Statement of Operations, when applicable.
The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.
Indemnifications
Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income is recorded on an accrual basis. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments.
Multiclass Operations and Allocations
Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets each class. Expenses directly attributable to a class of shares are recorded to the specific class. 12b-1 distribution and service fees are allocated on a class-specific basis.
Sub-transfer agent fees and similar fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.
Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4  –  Portfolio Securities and Investments in Derivatives.

Notes to Financial Statements (Unaudited) (continued)
New Accounting Pronouncements and Rule Issuances
Fair Value Measurement: Disclosure Framework
During August 2018, the FASB issued Accounting Standards Update ("ASU") 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework  –  Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has early implemented this guidance and it did not have a material impact on the Funds' financial statements.
Reference Rate Reform
In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the amendments, but is currently assessing the impact of the ASU’s adoption to the Funds’ financial statements and various filings.
3.  Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
The Funds' investments in securities are recorded at their estimated fair value. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.
Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.
Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from independent pricing services (“pricing service”). As a result, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund's NAV is determined, or if under the Fund's procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materi-

ally affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:
Dividend Value	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$1,791,632,554	$ —	$ —	$1,791,632,554
Short-Term Investments:
Money Market Funds	37,191,047	—	—	37,191,047
Total	$1,828,823,601	$ —	$ —	$1,828,823,601

Mid Cap Value	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$265,223,605	$ —	$ —	$265,223,605
Investments Purchased with Collateral from Securities Lending	548,725	—	—	548,725
Short-Term Investments:
Money Market Funds	3,741,107	—	—	3,741,107
Total	$269,513,437	$ —	$ —	$269,513,437

Small Cap Value	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$810,402,427	$ —	$ —	$810,402,427
Investments Purchased with Collateral from Securities Lending	511,875	—	—	511,875
Short-Term Investments:
Money Market Funds	2,318,774	—	—	2,318,774
Total	$813,233,076	$ —	$ —	$813,233,076

*	Refer to the Fund's Portfolio of Investments for industry classifications.
4.  Portfolio Securities and Investments in Derivatives
Securities Lending
In order to generate additional income, each Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks or other institutions. When loaning securities, each Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The Funds also have the ability to recall the securities on loan at any time.
Each Fund’s policy is to receive, at the inception of a loan, cash collateral equal to at least 102% of the value of securities loaned, which is recognized as “Payable for collateral from securities lending program” on the Statement of Assets and Liabilities. Collateral for securities on loan is invested in a money market fund, which is recognized as “Investments purchased with collateral from securities lending, at value” on the Statement of Assets and Liabilities. The market value of the securities loaned is determined at the close of each business day in order to determine the adequacy of the collateral. If the value of the securities on loan increases such that the level of collateralization falls below 100%, additional collateral is received from the borrower on the next business day, which is recognized as “Due from broker” on the Statement of Assets and Liabilities.
Securities out on loan are subject to termination at any time at the option of the borrower or the Fund. Upon termination, the borrower is required to return to the Fund securities identical to the securities loaned. Generally, in the event the borrower defaults on its obligation to return the loaned securities, the Fund has the right to use the collateral to acquire identical securities. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a loss to the Fund. Under the Funds’ securities lending agreement, however, the securities lending agent has

Notes to Financial Statements (Unaudited) (continued)
indemnified the Fund against losses resulting from borrower default, except to the extent that those losses result from a decrease in the value of the collateral due to its investment by the Funds. The Funds bear the risk of loss with respect to the investment of collateral.
The Funds’ custodian, U.S. Bank National Association, serves as their securities lending agent. Income earned from the securities lending program is paid to the Funds. Income from securities lending, is recognized as “Securities lending income” on the Statement of Operations.
The following table presents the securities out on loan for the following Funds, and the collateral delivered related to those securities, as of the end of the reporting period.
Fund	Asset Class out on Loan	Long-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Mid Cap Value	Common Stocks	$518,175	$(518,175)	$ –
Small Cap Value	Common Stocks	488,150	(488,150)	–
* As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the securities out on loan. Refer to the Fund’s Portfolio of Investments for details on the securities out on loan.
Investment Transactions
Long-term purchases and sales (excluding investments purchased with collateral from securities lending, where applicable) during the current fiscal period were as follows:
	Dividend Value	Mid Cap Value	Small Cap Value
Purchases	$2,345,673,548	$37,409,886	$205,700,774
Sales	1,101,918,497	38,155,431	616,640,941
The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.
Investments in Derivatives
Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
5.  Fund Shares
On December 12, 2018, Class T Shares were liquidated.
Transactions in Fund shares during the current and prior fiscal period were as follows:

	Six Months Ended 4/30/20		Year Ended 10/31/19
Dividend Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,171,248	$ 13,906,065	1,677,446	$ 22,337,847
Class A – automatic conversion of Class C Shares	54	621	73	957
Class C	107,202	1,260,844	282,093	3,628,341
Class R3	102,963	1,096,082	94,117	1,238,755
Class R6	100,108,405	1,462,401,620	1,213,050	16,346,121
Class I	1,131,587	14,426,729	10,166,912	138,148,309
Shares issued to shareholders due to reinvestment of distributions:
Class A	969,001	13,296,096	1,576,032	19,941,966
Class C	93,369	1,268,305	190,846	2,353,410
Class R3	100,990	1,383,786	183,244	2,302,765
Class R6	5,851,098	81,541,770	1,204,312	15,528,414
Class I	2,686,035	37,453,951	3,866,297	49,758,561
	112,321,952	1,628,035,869	20,454,422	271,585,446
Shares redeemed:
Class A	(1,840,234)	(23,341,988)	(6,531,277)	(90,310,449)
Class C	(358,423)	(4,404,322)	(1,029,242)	(13,485,277)
Class C – automatic conversion to Class A Shares	(55)	(621)	(75)	(957)
Class R3	(270,303)	(3,454,088)	(603,862)	(8,169,371)
Class R6	(8,895,460)	(118,132,955)	(10,573,604)	(150,778,977)
Class I	(9,163,096)	(115,489,830)	(10,684,542)	(144,825,589)
Class T(1)	—	—	(1,667)	(23,783)
	(20,527,571)	(264,823,804)	(29,424,269)	(407,594,403)
Net increase (decrease)	91,794,381	$1,363,212,065	(8,969,847)	$(136,008,957)

(1)	Class T Shares were not available for public offering.

	Six Months Ended 4/30/20		Year Ended 10/31/19
Mid Cap Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	93,601	$ 3,481,801	497,321	$ 18,815,351
Class A – automatic conversion of Class C Shares	130	5,313	355	13,927
Class C	12,843	481,834	59,705	2,084,825
Class R3	34,294	1,186,912	87,365	3,251,223
Class R6	50,285	1,815,288	523,102	20,076,145
Class I	1,273,143	45,951,906	4,015,539	150,898,037
Shares issued to shareholders due to reinvestment of distributions:
Class A	11,554	493,467	57,804	2,013,596
Class C	377	15,175	8,113	266,263
Class R3	1,602	67,895	8,859	305,976
Class R6	5,674	243,148	4,274	149,193
Class I	62,189	2,661,684	181,850	6,347,513
	1,545,692	56,404,423	5,444,287	204,222,049
Shares redeemed:
Class A	(240,639)	(9,582,937)	(520,883)	(20,059,388)
Class C	(46,715)	(1,614,592)	(56,974)	(2,072,802)
Class C – automatic conversion to Class A Shares	(139)	(5,313)	(378)	(13,927)
Class R3	(48,243)	(1,945,194)	(43,711)	(1,650,505)
Class R6	(46,831)	(1,809,784)	(80,400)	(3,177,406)
Class I	(1,265,736)	(49,119,598)	(1,695,877)	(65,908,036)
	(1,648,303)	(64,077,418)	(2,398,223)	(92,882,064)
Net increase (decrease)	(102,611)	$ (7,672,995)	3,046,064	$111,339,985

Notes to Financial Statements (Unaudited) (continued)
	Six Months Ended 4/30/20		Year Ended 10/31/19
Small Cap Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	916,847	$ 16,332,084	2,967,618	$ 64,293,133
Class A – automatic conversion of Class C Shares	24	484	13	286
Class C	123,616	1,998,797	288,301	5,290,745
Class R3	211,244	3,588,971	362,916	7,727,713
Class R6	2,483,218	50,513,275	3,301,739	75,508,622
Class I	9,155,317	172,205,778	25,415,266	572,950,449
Shares issued to shareholders due to reinvestment of distributions:
Class A	66,708	1,512,264	369,605	7,401,118
Class C	3,856	73,760	119,856	2,024,376
Class R3	10,488	232,719	69,740	1,366,231
Class R6	55,325	1,301,811	193,478	4,015,160
Class I	471,163	11,048,770	2,270,710	47,047,218
	13,497,806	258,808,713	35,359,242	787,625,051
Shares redeemed:
Class A	(3,575,290)	(71,993,540)	(6,381,541)	(139,034,945)
Class C	(615,695)	(9,911,808)	(1,555,408)	(28,497,743)
Class C – automatic conversion to Class A Shares	(28)	(484)	(15)	(286)
Class R3	(419,681)	(7,998,964)	(816,795)	(17,524,715)
Class R6	(2,234,769)	(43,776,697)	(2,849,621)	(64,694,141)
Class I	(28,906,855)	(540,770,843)	(50,448,584)	(1,136,613,380)
Class T(1)	—	—	(1,036)	(23,331)
	(35,752,318)	(674,452,336)	(62,053,000)	(1,386,388,541)
Net increase (decrease)	(22,254,512)	$(415,643,623)	(26,693,758)	$ (598,763,490)

(1)	Class T Shares were not available for public offering.
6.  Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of April 30, 2020.
	Dividend Value	Mid Cap Value	Small Cap Value
Tax cost of investments	$1,968,035,367	$285,028,270	$ 986,129,674
Gross unrealized:
Appreciation	$ 85,989,059	$ 20,854,129	$ 47,109,532
Depreciation	(225,200,825)	(36,917,687)	(220,518,005)
Net unrealized appreciation (depreciation) of investments	$ (139,211,766)	$ (16,063,558)	$(173,408,473)
Permanent differences, primarily due to federal taxes paid and tax equalization, resulted in reclassifications among the Funds’ components of net assets as of October 31, 2019 the Funds’ last tax year end.
The tax components of undistributed net ordinary income and net long-term capital gains as of October 31, 2019, the Funds' last tax year end, were as follows:

	Dividend Value	Mid Cap Value	Small Cap Value
Undistributed net ordinary income[1]	$ 3,019,511	$3,801,327	$11,967,251
Undistributed net long-term capital gains	115,850,017	—	—

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
The tax character of distributions paid during the Funds’ last tax year ended October 31, 2019 was designated for purposes of the dividends paid deduction as follows:
	Dividend Value	Mid Cap Value	Small Cap Value
Distributions from net ordinary income[1]	$23,543,456	$1,112,194	$25,173,480
Distributions from net long-term capital gains	78,600,703	9,028,087	51,926,594

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
As of October 31, 2019, the Funds’ last tax year end, the following Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.
	Mid Cap Value	Small Cap Value
Not subject to expiration:
Short-term	$4,728,314	$ 79,696,445
Long-term	—	103,933,776
Total	$4,728,314	$183,630,221
7.  Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Average Daily Net Assets	Dividend Value	Mid Cap Value	Small Cap Value
For the first $125 million	0.5000%	0.6000%	0.6500%
For the next $125 million	0.4875	0.5875	0.6375
For the next $250 million	0.4750	0.5750	0.6250
For the next $500 million	0.4625	0.5625	0.6125
For the next $1 billion	0.4500	0.5500	0.6000
For the next $3 billion	0.4250	0.5250	0.5750
For the next $2.5 billion	0.4000	0.5000	0.5500
For the next $2.5 billion	0.3875	0.4875	0.5375
For net assets over $10 billion	0.3750	0.4750	0.5250
The annual complex-level fee, payable monthly, for each Fund is determined by taking the complex-level free rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets”. The complex-level fee schedule for each Fund is as follows:

Notes to Financial Statements (Unaudited) (continued)
Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*     The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of April 30, 2020, the complex-level fee rate for each Fund was as follows:
Fund	Complex-Level Fee
Dividend Value	0.1830%
Mid Cap Value	0.2000%
Small Cap Value	0.1640%
The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of the following Funds so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the percentages of the average daily net assets of any class of Fund shares in the amounts and for the time period stated in the following table. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expense for the Class R6 Shares will be less than the expense limitation. The temporary expense limitations may be terminated or modified prior to the expiration date only with the approval of the Board.
Fund	Expense Cap	Expense Cap Expiration Date
Mid Cap Value	0.92%	July 31, 2021
Small Cap Value	0.99	July 31, 2021
Distribution and Service Fees
Each Fund has adopted a distribution and service plan under rule 12b-1 under the 1940 Act. Class A Shares incur a 0.25% annual 12b-1 service fee. Class C Shares incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R3 Shares incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to 12b-1 distribution or service fees. The fees under this plan compensate Nuveen Securities, LLC, (the "Distributor"), a wholly-owned subsidiary of Nuveen, for services provided and expenses incurred in distributing shares of the Funds and establishing and maintaining shareholder accounts.
Other Transactions with Affiliates
During February 2020, the Funds began receiving voluntary compensation from the Adviser in amounts that approximate a portion of the cost of research services obtained from broker-dealers and research providers if the Adviser had purchased the research services directly. This income received by the Funds is recognized as “Payment from affiliate” on the Statement of Operations.

During the current fiscal period, the Distributor, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:
	Dividend Value	Mid Cap Value	Small Cap Value
Sales charges collected	$44,460	$22,291	$43,377
Paid to financial intermediaries	39,521	19,567	38,156
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:
	Dividend Value	Mid Cap Value	Small Cap Value
Commission advances	$11,785	$4,449	$16,906
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:
	Dividend Value	Mid Cap Value	Small Cap Value
12b-1 fees retained	$6,267	$5,440	$15,141
The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:
	Dividend Value	Mid Cap Value	Small Cap Value
CDSC retained	$387	$557	$2,491
8.  Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.65 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2020 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, the Funds utilized the facility. The Funds' maximum outstanding balance during the utilization period was as follows:
	Dividend Value	Mid Cap Value	Small Cap Value
Maximum outstanding balance	$8,300,000	$9,300,000	$21,700,000
During each Fund's utilization period(s) during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:

Notes to Financial Statements (Unaudited) (continued)
	Dividend Value	Mid Cap Value	Small Cap Value
Utilization period (days outstanding)	1	3	23
Average daily balance outstanding	$8,300,000	$9,300,000	$9,721,739
Average annual interest rate	2.67%	2.68%	1.95%
Borrowing outstanding as of the end of the reporting period, if any, are recognized as "Borrowings" on the Statement of Assets and Liabilities, where applicable.
9.  Subsequent Events
Expense Cap
During May 2020, the Board approved an extension of the Expense Cap limitation for both Mid Cap Value and Small Cap Value to July 31, 2022.
Committed Line of Credit
During June 2020, the Participating Funds renewed the standby credit facility through June 2021. In conjunction with this renewal the commitment amount decreased from $2.65 billion to $2.405 billion and the interest rate increased from LIBOR plus 1.00% to LIBOR plus 1.25%. The Participating Funds also incurred a 0.10% upfront fee. All other terms remain unchanged.

Additional Fund Information
Investment Adviser
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Nuveen Asset Management, LLC
333 West Wacker Drive
Chicago, IL 60606
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606
Custodian
U.S. Bank National Association
1555 North RiverCenter Drive
Suite 302
Milwaukee, WI 53212
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Transfer Agent and
Shareholder Services
DST Asset Manager
Solutions, Inc. (DST)
P.O. Box 219140
Kansas City, MO 64121-9140
(800) 257-8787

Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC's website at http://www.sec.gov.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested distributions and capital gains, if any) over the time period being considered.
Lipper Equity Income Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Equity Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.
Lipper Mid-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Mid-Cap Core Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.
Lipper Small-Cap Value Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Small-Cap Value Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.
Market Capitalization: The market capitalization of a company is equal to the number of the company’s common shares outstanding multiplied by the current price of the company’s stock.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
Russell 1000® Value Index: An index that measures the performance of those Russell 1000® companies with lower price to- book ratios and lower forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Russell 2000® Value Index: An index that measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Russell Midcap® Value Index: An index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

Liquidity Risk Management Program
Discussion of the operation and effectiveness of the Funds’ liquidity risk management program
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), each Fund covered in this Report (the “Funds”) has adopted and implemented a liquidity risk management program (the “Program”), which is designed to manage the Fund’s liquidity risk. The Program consists of various protocols for assessing and managing each Fund’s liquidity risk. The Funds’ Board of Trustees previously designated Nuveen Fund Advisors, LLC, the Funds’ investment adviser, as the Administrator of the Program. The adviser’s Liquidity Monitoring and Analysis Team (“LMAT”) carries out day-to-day Program management with oversight by the adviser’s Liquidity Oversight Sub-Committee (the LOSC”). The LOSC is composed of personnel from the adviser and Teachers Advisors, LLC, an affiliate of the adviser.
At a May 20, 2020 meeting of the Board, the Administrator provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for calendar year 2019 (the “Review Period”), as required under the Liquidity Rule. The report noted that the Program has been and continues to be adequately and effectively implemented to monitor and (as applicable) respond to each Fund’s liquidity developments.
In accordance with the Program, the LMAT assesses each Fund’s liquidity risk no less frequently than annually based on various factors, such as (i) the Fund’s investment strategy and the liquidity of portfolio investments, (ii) cash flow projections, and (iii) holdings of cash and cash equivalents, borrowing arrangements, and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories (including the most liquid, “Highly Liquid”, and the least liquid, “Illiquid”, discussed below). The classification is based on a determination of how long it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading, and investment-specific considerations, as well as market depth, and use third-party vendor data.
Any Fund that does not primarily hold highly liquid investments must, among other things, determine a minimum percentage of Fund assets that must be invested in highly liquid investments (a “Highly Liquid Investment Minimum”). During the Review Period, each Fund primarily held Highly Liquid investments and therefore was exempt from the requirement to adopt a Highly Liquid Investment Minimum and to comply with the related requirements under the Liquidity Rule.
The Liquidity Rule also limits a Fund’s investments in Illiquid investments. Specifically, the Liquidity Rule prohibits a Fund from acquiring Illiquid investments if doing so would result in the Fund holding more than 15% of its net assets in Illiquid investments, and requires certain reporting to the Fund Board and the Securities and Exchange Commission any time a Fund’s holdings of Illiquid investments exceeds 15% of net assets. During the Review Period, no Fund exceeded the 15% limit on Illiquid investments.

Nuveen:
Serving Investors for Generations
Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds
Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com    MSA-FSTK-0420P1210960-INV-B-06/21

Mutual Funds
30 April 2020
Nuveen Equity Funds
Fund Name	Class A	Class C	Class R3	Class R6	Class I
Nuveen Mid Cap Growth Opportunities Fund	FRSLX	FMECX	FMEYX	FMEFX	FISGX
Nuveen Small Cap Growth Opportunities Fund	FRMPX	FMPCX	FMPYX	FMPFX	FIMPX
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.
You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #1. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.
Semiannual Report

Life is Complex.
Nuveen makes things e-simple.
It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.
Free e-Reports right to your e-mail!
www.investordelivery.com
If you receive your Nuveen Fund distributions and statements from your financial professional or brokerage account.
or
www.nuveen.com/client-access
If you receive your Nuveen Fund distributions and statements directly from Nuveen.
Must be preceded by or accompanied by a prospectus.
NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Table
of Contents

3

Chair’s Letter to Shareholders
Dear Shareholders,
The COVID-19 crisis is taking an unprecedented toll on our health, societies, economies and financial markets. Our thoughts are with all whose lives have been affected by the disease and its economic fallout. With some regions of the world having appeared to “flatten the curve” of infections, governments and public health officials are now facing the extraordinary challenge of balancing the resumption of economic activity with public safety, in a way that minimizes the potential for a second wave of outbreaks. Markets have turned their focus to the potential for an economic recovery the timing and magnitude of which remain highly uncertain. Elevated market volatility is likely to continue, with economic data, coronavirus infection rates and the upcoming U.S. presidential election under scrutiny.
While we do not want to understate the dampening effect on the global economy, it is important to differentiate short term interruptions from the longer-lasting implications to the economy. Some areas of the global economy were already on the mend prior to the coronavirus epidemic. Temporary bans on movement and travel are being lifted, and some near-term economic indicators have shown modest improvement in countries that have reopened. Central banks and governments around the world have announced economic stimulus measures and pledged to continue doing what it takes to support their economies. In the U.S., the Federal Reserve has cut its benchmark interest rate to near zero and introduced programs that helped revive the U.S. economy after the 2008 financial crisis. The U.S. Government has approved three relief packages, including a $2 trillion-dollar package directly supporting businesses and individuals. The Coronavirus Aid, Relief and Economic Security Act, called the CARES Act, provides direct payments and expanded unemployment benefits to individuals, loans and grants to small businesses, loans and other money to large corporations and funding for hospitals, public health, education and state and local governments.
In the meantime, patience and a long-term perspective are key for investors. When market fluctuations are the leading headlines day after day, it’s tempting to “do something.” However, your long-term goals can’t be met with short-term thinking. We encourage you to talk to your financial professional, who can review your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chair of the Board
June 23, 2020

4

Portfolio Managers’
Comments
Nuveen Mid Cap Growth Opportunities Fund
Nuveen Small Cap Growth Opportunities Fund
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Fund’s investment adviser.
Throughout the reporting period, Gregory Ryan, CFA, was portfolio manager of the Nuveen Mid Cap Growth Opportunities Fund. He assumed portfolio management responsibilities in 2019. Effective February 28, 2020, Bihag Patel, CFA, was added as a portfolio manager.
Jon Loth, CFA, has been a portfolio manager for the Nuveen Small Cap Growth Opportunities Fund since 2007.
On the following pages, the portfolio management teams for the Funds discuss key investment strategies and the Funds’ performance for the six-month reporting period ended April 30, 2020.
An Update on COVID-19 Coronavirus and its Impact on the Securities Markets
With daily new COVID-19 coronavirus cases now slowing across much of the world, economies are beginning to reopen and movement bans are easing. The focus is shifting to whether the resumption of activity triggers a second wave of infections and how quickly economies may rebound. Early indications, first from China, South Korea and Hong Kong, and more recently from various U.S. states that opened their economies earlier and more thoroughly than others, showed there is a risk of new infection outbreaks. Economic indicators have begun to reflect the severe supply and demand disruptions resulting from the shutdowns, and a more prolonged recovery looks more likely than a rapid snap-back to growth.
Although the detection of the virus in China was made public in December 2019, markets did not start to fully acknowledge the risks and potential economic impact until the latter portion of February 2020, when outbreaks outside of China were first reported. Global stock markets sold off severely, with the S&P 500® index reaching a bear market (a 20% drop from the previous high) within three weeks, the fastest bear market decline in history. Even certain parts of the bond market suffered; below investment grade municipal and corporate bonds generally dropped the furthest, mostly out of concerns for the continued financial stability of lower quality issuers. Demand for safe-haven assets, along with mounting recession fears, drove the yield on the 10-year U.S. Treasury note to 0.5% in March 2020, an all-time low. Additionally, oil prices collapsed to an 18-year low on supply glut concerns, as shutdowns across the global economy sharply reduced oil demand, although oil prices have recovered to well above those lows..
Central banks and governments have responded with liquidity injections to ease the strain on financial systems and stimulus measures to buffer the shock to businesses and consumers. These measures have helped stabilize the markets over the short term, and most markets have recovered most of their losses. But volatility will likely remain elevated until the health crisis itself is under control (via fewer new cases, lower infection rates and/or verified treatments or vaccines). There are still many unknowns and new information is incoming daily, compounding the difficulty of modeling outcomes for epidemiologists and economists alike.
Nuveen, LLC and our portfolio management teams are monitoring the situation carefully and continuously refining our views and approaches to managing the Funds to best pursue investment objectives while mitigating risks through all market environments.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
5

Portfolio Managers’ Comments (continued)
Nuveen Mid Cap Growth Opportunities
How did the Fund perform during the six-month reporting period ended April 30, 2020?
The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Fund for the six-month, one-year, five-year and ten-year periods ended April 30, 2020. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV outperformed both the Russell Midcap® Growth Index and the Lipper Mid-Cap Growth Funds Classification Average during the six-month reporting period.
What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?
The Fund pursues a long-term capital appreciation strategy by investing primarily in the common stocks of companies with market capitalizations at the time of purchase between approximately $1 billion and $38 billion, which is based on the June 28, 2019 annual reconstitution of the Russell Midcap® Index. We continue to focus on building a well-diversified portfolio of high quality, mid-cap growth companies. We target companies with sound business models, strong competitive advantages, and where our expectations for earnings growth exceed consensus expectations. For each holding, we develop a proprietary growth thesis. We revisit the thesis on a quarterly basis to ensure that both our short-term and long-term catalysts remain intact. When the growth thesis is validated, we hold or buy more; however, when our growth thesis is not validated, we sell the holding. Although we made individual position changes during the reporting period, our underlying investment strategy remained consistent.
The Fund benefited from strong stock selection in two of its primary growth sectors, information technology and health care, leading to its outperformance versus the Russell Midcap® Index and Lipper peer group during this challenging reporting period. In technology, we continued to overweight the sector with an emphasis on companies with recurring revenue models and strong balance sheets. This positioning proved particularly beneficial in the software and IT services industries and helped drive outperformance in the sector during the reporting period, particularly in software.
The Fund experienced outperformance from several holdings that are considered beneficiaries of the COVID-19 crisis. The first, Everbridge Inc., provides communications and enterprise software applications to help organizations and governments respond to critical events. Earlier in the reporting period, the company reported revenue and billings that exceeded investor expectations as well as large contract wins with California and Puerto Rico. Later in the reporting period, the company benefited from the launch of its COVID-19 Shield Software, which is designed to help customers navigate the safety, supply and cost aspects of dealing with the crisis. We also saw strong performance from Inphi Corp, a manufacturer of optical and networking connectivity chips. The company benefited from rising datacenter spending that is being further driven by increased work-from-home requirements and discussions regarding renewed focus on cloud and networking investment. In addition, the Fund experienced strength from Okta Inc., the leading cloud-based provider of identity management solutions. Throughout the COVID-19 crisis, Okta has demonstrated the resilience of its business model. The company reiterated revenue guidance, which was driven by a strong subscription model that benefits from the ratability of recognized contracts. We continued to own Everbridge, Inphi and Okta in the Fund’s portfolio.
Elsewhere in the technology sector, the Fund saw favorable results from Trade Desk Inc., a leading technology platform for digital ad buyers. The company is a play on the transition to programmatic advertising through channels like connected TV and audio. Trade Desk continued to experience strong growth as it saw momentum across mobile, connected TV and audio channels. In the near term, however, the company is being negatively impacted by reduced advertising spending due to COVID-19. Longer term, we believe Trade Desk is well positioned to take advantage of the continued migration to programmatic advertising and maintained the Fund’s holding.
A position in Monolithic Power Systems Inc. also aided the Fund’s results. This mixed signal semiconductor firm focuses on high performance power management for computing, consumer and communications markets. The company has continued its track record of strong execution as ongoing design wins provided a tailwind to both top line growth and margin expansion. The Fund continues to hold its position in Monolithic.
6

In addition, Cadence Design Systems Inc. provided strong results during the reporting period. The company provides electronic design automation (EDA) software and tools, which are used to design semiconductor chips and electronics systems. Despite the negative impact from the COVID-19 crisis, Cadence Design has proven that its business model is very resilient, reporting impressive results during this uncertain timeframe. The company has a diversified customer base and healthy backlog that is tied to secular growth markets within technology including artificial intelligence (AI), cloud and 5G. It remained a holding in the Fund’s portfolio.
Finally, in the communications and equipment area of technology, the Fund benefited from a position in Lumentum Holdings Inc., a leading supplier of optical and photonic components for telecommunications, data communications and industrial applications. The company reported strong results as 3D sensing revenue came in well above expectations. Lumentum also benefited from synergies gained from its recent Oclaro acquisition, which also helped to drive operating margins to 27%, nearly 4% above expectations. In addition, the company provided positive commentary for 2020 driven by 3D sensing, Metro Core and 5G applications. We maintained the Fund’s position.
Although technology was a source of significant strength, the sector was home to one detractor worth noting, Verra Mobility Corp. The company operates a commercial segment that provides automated tolling capability to rental car companies, and a government segment that delivers traffic law enforcement products and services to local governments. Shares underperformed due to the negative impact from the COVID-19 crisis on the rental car industry as revenue is projected to be down more than 60% over the next quarter. Given the lack of visibility into when car rental demand will begin to improve, we exited the Fund’s position in Verra Mobility.
During this volatile period, the health care sector was the standout performer in the index and our portfolio holdings outpaced the sector. The majority of the outperformance occurred prior to the COVID-19 induced sell-off. Although health care was not immune from losses during the sell-off, the defensive nature of the sector helped the group hold up better than the market. The Fund benefited from an overweight in biopharma with a focus on commercial stage companies in orphan indications where treatments continued to be essential during the pandemic. Results were also aided by limited exposure to companies focused on deferrable health care procedures.
A position in DexCom Inc. was the Fund’s top performer during the reporting period. The company sells a continuous glucose monitor to help Type 1 and Type 2 diabetic patients manage their diabetes with real-time glucose readings rather than periodic finger sticks. Shares advanced sharply due to strong earnings reported and a continued delay in the FDA’s approval of Libre 2, a competitive product created by Abbott Laboratories. For the third quarter 2019, DexCom reported earnings that significantly beat expectations. The Fund continued to hold DexCom.
Long-term holding Teladoc Health Inc., the nation’s dominant provider of virtual medicine technology, was also a significant outperformer. Telemedicine has seen a boost in utilization during the stay-at-home guidelines, although the popularity of the industry has been on the rise for several years. We believe this crisis will permanently change how care is delivered, benefiting telemedicine. Therefore, we have maintained the Fund’s position.
We also saw strong results from another long-term holding, Centene Corp, a managed care insurer focused on government-sponsored programs including Medicaid, Affordable Care Act (ACA) exchanges and Medicare Advantage. The company benefited from the decline of the prospect of Medicare for All. Also, the COVID-19 crisis may likely increase Medicaid enrollment due to higher unemployment. We continued to own Centene in the portfolio.
Although the financial sector underperformed the overall market in the index, our portfolio’s lack of bank exposure helped it to outperform on a relative basis. The Fund also benefited from a position in MSCI Inc., the provider of investment decision support tools for asset managers, banks, corporations, hedge funds and pension funds. The company’s products include benchmarking, portfolio risk management and index-linked product creation. MSCI is benefiting from a growing secular trend toward new product introductions linked to environmental, social and governance (ESG), international and alternative strategies. We maintained the Fund’s position in MSCI at the end of the reporting period.
7

Portfolio Managers’ Comments (continued)
The Fund’s primary detractors were found in the energy and consumer discretionary sectors. The oil industry was hammered as demand dropped precipitously due to the shutdowns related to the pandemic, while a price war erupted between Russia and Saudi Arabia that added to an already existing supply glut. The price of West Texas Intermediate (WTI) crude fell to an 18-year low of around $20 per barrel. We believed the domestic energy market would have a lasting negative impact from the dramatic supply/demand imbalance. As a result, we reduced the Fund’s energy exposure by selling shares of one of the Fund’s weaker performers, Permian basin shale drilling company Parsley Energy Inc.
The consumer discretionary sector was also a detractor for the Fund. Our more highly levered travel and leisure related holdings were negatively impacted due to temporary closures of resorts and casinos, which caused concern over potential bankruptcies within the group. In addition, as retail stores were forced to close due to shelter-in-place guidelines, several names sold off dramatically because of concerns over loss of revenue and earnings impacts. In the specialty retail area, lease-to-own company Aaron’s Inc. reported fourth-quarter 2019 results that included lower-than-expected guidance stemming from lease portfolio characteristics, incremental investments and weakness in the consumer electronics category. The stock underperformed due to concerns about its leverage and potential credit issues driven by layoffs impacting customers’ ability to pay for items purchased. We also experienced underperformance from Five Below Inc., a fast-growing specialty retailer focused on discretionary merchandise priced at $5 or less. The company reported fourth-quarter 2019 comparable store sales and earnings per share that were in line with expectations. However, the focus during the reporting period was on COVID-19 and the impact it would have on Five Below given that all its stores would be temporarily closed. Because the concept is driven by discretionary merchandise and relies on foot traffic, the stock was severely punished. We decided to exit both Aaron’s and Five Below due to the lack of visibility regarding the duration of the COVID-19 crisis and closures, and the resulting impact on these companies’ revenue and earnings.
The communication services sector also weighed on relative performance, particularly Nexstar Media Group Inc., a large, pure-play television broadcaster. The company was caught up in concerns over COVID-19 and the impact it would have on advertising and on companies with leverage, despite Nexstar’s strong fundamental profile and its ability to drive free cash flow. While discretionary spending will be deferred in 2020 and the Olympics will be delayed until 2021, we continue to believe the company will benefit from the upcoming election cycle and a return to normal advertising spend as the economy recovers. Therefore, we maintained the Fund’s position.
Several holdings underperformed in the industrials sector. Owens Corning, is a leading producer of glass fiber insulation, roofing shingles, processed asphalt and glass fiber composite materials, underperformed due to the potential negative impact on its business from the COVID-19 crisis. Fears about project delays and slowing housing starts drove Owens Corning shares down sharply in March 2020. Although the stock has since rebounded, concerns remain about the timing of project demand. We have maintained our position. We also saw weakness from TransDigm Group Inc., a leading producer of engineered aircraft components that are sold into the aerospace and defense industries. Some of the company’s products include ignition systems, pumps, valves, motors and actuators. TransDigm maintains a balanced mix between the original equipment manufacturing (OEM) market and aftermarkets. However, given the significant decline in air travel due to the impact from COVID-19, the company is facing significant revenue headwinds. Because of the uncertainty surrounding when air travel will return to normal levels, we exited our position shortly after the end of the reporting period.
The financial sector was also home to one laggard of note, OneMain Holdings Inc., a consumer finance company that specializes in loans to non-prime customers. After performing well earlier in the reporting period, the company’s shares quickly turned negative due to fear of higher net charge-offs and concerns over liquidity. We continued to hold and added to OneMain because the company has two to three years of liquidity.
The materials sector underperformed during the reporting period and our portfolio holdings fell short of the sector in the benchmark. The Fund’s primary detractor was CF Industries Holdings Inc., one of the world’s largest global nitrogen fertilizer producers. The company was negatively impacted by concerns about its leverage and falling demand after restaurants across the country were forced to close, resulting in lower corn prices during the reporting period. Due to the uncertain timing regarding the end of the COVID-19 crisis and its impact on the restaurant industry, we decided to sell our position in CF Industries toward the end of the reporting period.
8

Nuveen Small Cap Growth Opportunities Fund
How did the Fund perform during the six-month reporting period ended April 30, 2020?
The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Fund for the six-month, one-year, five-year and ten-year periods ended April 30, 2020. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV outperformed both the Russell 2000® Growth Index and the Lipper Small-Cap Growth Funds Classification Average during the six-month reporting period.
What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?
The Fund pursues a long-term capital growth strategy by investing primarily in equity securities of smaller-sized companies with market capitalizations within the market capitalization range of approximately $40 million to $10.3 billion at the time of purchase, which is based on the most recent annual reconstitution of the Russell 2000® Index that occurred on June 28, 2019. The investment process employed in the management of the Fund seeks to exploit secular growth trends that we believe will provide an investment tailwind to above average growth that should transcend the business cycle over the longer term. Importantly, our process also emphasizes a valuation discipline designed to find attractive investment opportunities that should benefit from multiple expansion when particular investment catalysts become evident in the marketplace. The Fund’s portfolio typically features investments in high quality companies with attractive or improving margin profiles, generally healthy balance sheets and prospects for above-average revenue and earnings growth.
The Fund’s modest cyclical tilt heading into the March 2020 market correction, coupled with its relative underweight in critical factors such as leverage, volatility and smaller capitalization size were all contributing elements in its outperformance versus the Russell 2000® Growth Index and Lipper peer group during this challenging period. Additionally, the Fund benefited from strong stock selection in the majority of its primary growth sectors, including health care, information technology and industrials.
The Fund’s health care holdings were led by several names seen as key small-cap beneficiaries of the COVID-19 crisis. These included Quidel Corp, a leading manufacturer of diagnostic and influenza tests required to monitor the rapidly evolving situation, and home health nursing companies such as Amedisys Inc., that will be a critical player in caring for vulnerable patient populations outside of the hospital. The Fund continued to own both positions.
We also saw strength from several pharmaceutical firms, including Horizon Therapeutics Plc, which focuses on treatments for orphan diseases (a condition that affects fewer than 200,000 people). Horizon has several drugs on the market that generate more than $1.2 billion in revenue. During the reporting period, shares advanced strongly after the company reported third-quarter 2019 earnings that beat expectations and an FDA panel recommended the approval of teprotumumab in December 2019. Also, we initiated a position in biotechnology concern Momenta Pharmaceuticals Inc., an emerging developer of therapeutics for immune-regulated conditions that subsequently performed well. Shares surged following promising early-stage data for a drug designed to treat an autoimmune condition called immune thrombocytopenic purpura, a disease that attacks platelet cells. We maintained both positions.
In the medical technology group, shares of AtriCure Inc. were particularly strong. At a major investor conference, management signaled that data for a promising new atrial fibrillation technology would be presented at a key upcoming medical meeting. Also in med tech, shares of iRhythm Technologies Inc. rose strongly after the manufacturer of wearable cardiology-focused biosensor technology delivered robust fourth-quarter revenue growth exceeding 40%. This demonstrated the company’s ability to leverage its sales capabilities deeper into health networks. Management also suggested optimism regarding a pending reimbursement update. We continued to hold both AtriCure and iRhythm in the portfolio.
The information technology sector had a number of standouts, driven largely by the Fund’s overweight positioning in companies with recurring revenue models in the software and IT services industries. Shares of Everbridge Inc., a company that provides critical communications and enterprise software applications to help organizations and governments respond to critical events, rose strongly. Earlier in the reporting period, the company reported revenue and billings that exceeded investor expectations as well as large contract wins
9

Portfolio Managers’ Comments (continued)
with California and Puerto Rico. Later in the reporting period, the company benefited from the launch of its COVID-19 Shield Software to help customers navigate the safety, supply and cost aspects of dealing with the crisis. We continued to own Everbridge in the Fund’s portfolio but modestly reduced our position given the valuation. However, we continue to believe the company’s critical events communications technology will be vital in the coming year.
We also added a position in Inphi Corp, a manufacturer of optical and networking connectivity chips, during the reporting period and it subsequently performed well. The company has benefited from rising datacenter spending that is increasing more in the current environment given increased remote work-from-home requirements and the discussion of renewed focus on cloud and networking investment. The company remained one of the Fund’s largest positions at end of the reporting period.
Although cyclical shares were battered during the March 2020 market correction, the Fund’s industrial holdings contributed to relative performance. In the aerospace and defense group, shares of Mercury Systems Inc. held up well. The company, a supplier of sensor and mission processing subsystems, continued to benefit from defense prime contractors outsourcing key electronics products for military platforms as evidenced by strong order rates and a rising backlog. Mercury Systems also remained a significant holding for the Fund.
In the financial services sector, rising concerns over anticipated credit losses made for a challenging environment in the banking space, an underweighted group for the Fund. Conversely, its growth-oriented holdings in the insurance sector, such as eHealth Inc., fared well by comparison. The company is a private health insurance exchange that enables choice in the Medicare Advantage market. Partway through Medicare’s annual enrollment, insurance broker data suggested that the company would dramatically exceed its +40% consensus revenue target and expand its meager 1.5% market share, suggesting considerable growth potential. We continued to maintain the Fund’s position in eHealth.
The Fund’s primary detractors were found in the materials and communication services sectors. In materials, Ingevity Corporation, a provider of specialty chemicals, high performance carbon materials and emissions related products, underperformed during the reporting period. The company has substantial exposure to the automotive industry, which experienced steep production cuts. Therefore, we exited the position in favor of better situated materials names. Also in the sector, Louisiana-Pacific Corporation entered 2020 in a position to benefit from healthy demand and better pricing for oriented strand board on the back of a firm housing market. However, builders stepped back to assess the housing market, causing a rollover in volumes and pricing. We have maintained our position in light of Louisiana-Pacific’s solid balance sheet and the potential for a robust earnings recovery, but are watching the situation closely.
The communication services sector also weighed on relative performance, particularly Nexstar Media Group Inc., a large, pure-play television broadcaster. The company was caught up in concerns over COVID-19 and the impact it would have on advertising and on companies with leverage, despite Nexstar’s strong fundamental profile and its ability to drive free cash flow. While discretionary spending will be deferred in 2020 and the Olympics will be delayed until 2021, we continue to believe the company will benefit from the upcoming election cycle and a return to normal advertising spend as the economy recovers. Therefore, we maintained the Fund’s position.
As the economy shut down across the country, several of the Fund’s consumer discretionary holdings also underperformed, particularly those with higher leverage profiles and where investors perceived that recovery would be protracted. In the specialty retail category, we saw weak results from Aaron’s Inc., a leading provider in the lease-to-own category. The company reported disappointing guidance, partly as a result of higher write-offs, its smaller portfolio size and weakness in consumer electronics. We did not believe these factors would improve in the coming year, which caused us to sell the stock and seek out better alternatives for the portfolio. The Fund also experienced poor results from a position in Boot Barn Holdings Inc., a specialty retailer focused on western-themed footwear and fashion. The company pre-announced fourth-quarter 2019 earnings and provided guidance that missed investor expectations. Shares were further negatively impacted by falling oil prices and store closures later in the reporting period. However, we believe Boot Barn remains an attractive name given its strong category presence that is driving healthy online sales growth.
Also in consumer discretionary sector, several holdings that we added late in 2019 underperformed, including Penn National Gaming Inc. and Funko Inc. Earlier in the reporting period, Penn National benefited from strong state-level gaming trends and the closure of its investment in Barstool Sports. However, shares fell after the company announced broad-based casino closures giving rise to liquidity concerns, which led us to sell the Fund’s position. We established a position in Funko, a marketer of consumer products fo-
10

cused on a wide array of pop culture, because we believed it would benefit from a strong media slate in 2020. However, shares declined significantly after the company announced a fourth-quarter 2019 shortfall driven by poor retail performance and reorder shortfalls by a major customer, which led us to sell the position.
On the other hand, the consumer discretionary sector was home to several strong relative performers in the restaurant category including Wingstop Inc. and Papa John’s International Inc. Both quick-service restaurants benefited from their strong digital ordering platforms and capability for take-out orders after other restaurants were closed due to the shelter-at-home initiatives. We maintained the Fund’s exposure to Wingstop, but sold Papa John’s after its strong advance.
Finally, despite the overall strength in industrials, the sector also had several notable detractors including Chart Industries Inc., a manufacturer of equipment serving the industrial gas and liquefied natural gas (LNG) markets. The company’s shares suffered as falling oil and natural gas prices called into question prospects for new, large-scale LNG projects. We exited the Fund’s position based on the belief that recovery in the energy markets will be protracted until global demand recovers. We also saw weak results from MasTec Inc., a leading engineering contractor focused on communications and energy-related projects. We added exposure early in the reporting period because we believed the company would benefit from the build out of 5G wireless capacity, an energy sector recovery and any government infrastructure stimulus. However, shares lagged due to concerns about oil demand weakness that drove a substantial reduction in production activity for North American producers. We continued to hold MasTec based on the favorable outlook for 5G wireless build out, a gradual recovery among drillers and processors and a very favorable risk/reward profile, particularly when considering the company’s strong free cash flow generation.
11

Risk Considerations
Nuveen Mid Cap Growth Opportunities Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee that the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in mid-cap companies are subject to greater volatility than those of larger companies, but may be less volatile than investments in smaller companies. These and other risk considerations, such as derivatives, investment focus (growth style), and non-U.S./emerging markets risks, are described in detail in the Fund’s prospectus.
Nuveen Small Cap Growth Opportunities Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee that the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. These and other risk considerations, such as derivatives, investment focus (growth style), and non-U.S./emerging markets risks, are described in detail in the Fund’s prospectus.
12

Fund Performance and Expense Ratios
The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.
Fund Performance
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown.
Total returns for a period of less than one year are not annualized (i.e. cumulative returns). Since inception returns are shown for share classes that have less than 10-years of performance. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
Expense Ratios
The expense ratios shown are as of the Fund's most recent prospectus. The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any). The expense ratios include management fees and other fees and expenses.
13

Fund Performance and Expense Ratios (continued)
Nuveen Mid Cap Growth Opportunities Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of April 30, 2020*
		Cumulative	Average Annual			Expense Ratios**
	Inception Date	6-Month	1-Year	5-Year	10-Year	Gross	Net
Class A Shares at NAV	1/09/95	1.64%	0.92%	6.61%	10.78%	1.24%	1.17%
Class A Shares at maximum Offering Price	1/09/95	(4.19)%	(4.89)%	5.36%	10.13%	—	—
Russell Midcap® Growth Index	—	(1.78)%	0.23%	8.88%	12.19%	—	—
Lipper Mid-Cap Growth Funds Classification Average	—	(1.07)%	(0.20)%	8.45%	11.15%	—	—
Class C Shares	9/24/01	1.28%	0.20%	5.82%	9.96%	2.00%	1.92%
Class R3 Shares	12/11/00	1.53%	0.70%	6.35%	10.51%	1.50%	1.42%
Class I Shares	12/28/89	1.76%	1.19%	6.88%	11.06%	1.00%	0.92%

	Total Returns as of April 30, 2020*
		Cumulative	Average Annual			Expense Ratios**
	Inception Date	6-Month	1-Year	5-Year	Since Inception	Gross	Net
Class R6 Shares	2/28/13	1.84%	1.32%	7.03%	10.62%	0.86%	0.79%
*       Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Shares purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
**     The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2021, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expense, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.92% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Directors of the Fund.
14

Nuveen Small Cap Growth Opportunities Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of April 30, 2020*
		Cumulative	Average Annual			Expense Ratios**
	Inception Date	6-Month	1-Year	5-Year	10-Year	Gross	Net
Class A Shares at NAV	8/01/95	1.00%	(0.38)%	6.87%	9.67%	1.40%	1.24%
Class A Shares at maximum Offering Price	8/01/95	(4.81)%	(6.12)%	5.61%	9.03%	—	—
Russel 2000® Growth Index	—	(7.62)%	(9.22)%	5.19%	9.96%	—	—
Lipper Small-Cap Growth Funds Classification Average	—	(5.31)%	(7.20)%	6.62%	10.22%	—	—
Class C Shares	9/24/01	(0.60)%	(1.11)%	6.07%	8.86%	2.15%	1.99%
Class R3 Shares	12/11/00	0.87%	(0.61)%	6.60%	9.40%	1.65%	1.49%
Class I Shares	8/01/95	1.10%	(0.12)%	7.13%	9.95%	1.14%	0.99%

	Total Returns as of April 30, 2020*
		Cumulative	Average Annual		Expense Ratios**
	Inception Date	6-Month	1-Year	Since Inception	Gross	Net
Class R6 Shares	6/30/16	1.21%	0.27%	12.11%	1.02%	0.86%
*       Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Shares purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
**     The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2021, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expense, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.99% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Directors of the Fund.
15

Holding Summaries    as of April 30, 2020
This data relates to the securities held in each Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Nuveen Mid Cap Growth Opportunities Fund
Fund Allocation (% of net assets)
Common Stocks	99.1%
Investments Purchased with Collateral from Securities Lending	1.9%
Money Market Funds	1.2%
Other Assets Less Liabilities	(2.2)%
Net Assets	100%
Portfolio Composition (% of net assets)
Software	16.2%
IT Services	8.9%
Health Care Equipment & Supplies	6.7%
Hotels, Restaurants & Leisure	6.4%
Biotechnology	6.0%
Semiconductors & Semiconductor Equipment	5.3%
Specialty Retail	4.8%
Building Products	3.9%
Capital Markets	3.5%
Electronic Equipment, Instruments & Components	3.4%
Aerospace & Defense	3.0%
Equity Real Estate Investment Trust	3.0%
Health Care Providers & Services	2.7%
Multiline Retail	2.3%
Textiles, Apparel & Luxury Goods	2.0%
Communications Equipment	1.8%
Other	19.2%
Investments Purchased with Collateral from Securities Lending	1.9%
Money Market Funds	1.2%
Other Assets Less Liabilities	(2.2)%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Centene Corp	2.7%
MSCI Inc	2.5%
Chipotle Mexican Grill Inc	2.5%
Dollar General Corp	2.3%
O'Reilly Automotive Inc	2.1%
16

Nuveen Small Cap Growth Opportunities Fund
Fund Allocation (% of net assets)
Common Stocks	97.3%
Exchange-Traded Funds	2.6%
Investments Purchased with Collateral from Securities Lending	2.1%
Other Assets Less Liabilities	(2.0)%
Net Assets	100%
Portfolio Composition (% of net assets)
Software	10.8%
Biotechnology	8.5%
Health Care Equipment & Supplies	7.5%
Semiconductors & Semiconductor Equipment	5.2%
Hotels, Restaurants & Leisure	5.0%
Equity Real Estate Investment Trust	4.3%
Building Products	3.7%
Pharmaceuticals	3.5%
Machinery	3.5%
Aerospace & Defense	3.5%
Insurance	3.1%
Food Products	2.8%
Diversified Financial Services	2.6%
Health Care Technology	2.6%
Household Durables	2.6%
IT Services	2.5%
Health Care Providers & Services	2.4%
Commercial Services & Supplies	2.2%
Life Sciences Tools & Services	2.2%
Textiles, Apparel & Luxury Goods	2.1%
Other	19.3%
Investments Purchased with Collateral from Securities Lending	2.1%
Other Assets Less Liabilities	(2.0)%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Mercury Systems Inc	2.3%
Inphi Corp	2.0%
Horizon Therapeutics Plc	2.0%
Lattice Semiconductor Corp	1.7%
MAXIMUS Inc	1.7%
17

Expense Examples
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended April 30, 2020.
The beginning of the period is November 1, 2019.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen Mid Cap Growth Opportunities Fund
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,016.42	$1,012.79	$1,015.29	$1,018.39	$1,017.63
Expenses Incurred During the Period	$ 5.87	$ 9.61	$ 7.12	$ 3.96	$ 4.62
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.05	$1,015.32	$1,017.80	$1,020.93	$1,020.29
Expenses Incurred During the Period	$ 5.87	$ 9.62	$ 7.12	$ 3.97	$ 4.62
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.17%, 1.92%, 1.42%, 0.79% and 0.92% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
18

Nuveen Small Cap Growth Opportunities Fund
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,010.02	$1,006.00	$1,008.74	$1,012.07	$1,010.98
Expenses Incurred During the Period	$ 6.10	$ 9.83	$ 7.34	$ 4.00	$ 4.85
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.80	$1,015.07	$1,017.55	$1,020.89	$1,020.04
Expenses Incurred During the Period	$ 6.12	$ 9.87	$ 7.37	$ 4.02	$ 4.87
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.22%, 1.97%, 1.47%, 0.80% and 0.97% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
19

Nuveen Mid Cap Growth Opportunities Fund
Portfolio of Investments    April 30, 2020
(Unaudited)
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 99.1%
	COMMON STOCKS – 99.1%
	Aerospace & Defense – 3.0%
33,858	L3Harris Technologies Inc	$6,558,295
9,455	TransDigm Group Inc, (2)	3,432,921
	Total Aerospace & Defense	9,991,216
	Airlines – 0.8%
84,347	Alaska Air Group Inc, (2)	2,742,964
	Biotechnology – 6.0%
63,228	BioMarin Pharmaceutical Inc, (2)	5,818,241
39,652	Exact Sciences Corp, (2)	3,131,715
22,053	Immunomedics Inc, (2)	669,970
35,074	Sarepta Therapeutics Inc, (2)	4,134,523
29,274	Seattle Genetics Inc, (2)	4,017,271
17,973	United Therapeutics Corp, (2)	1,969,122
	Total Biotechnology	19,740,842
	Building Products – 3.9%
77,614	Owens Corning	3,365,343
58,094	Trane Technologies PLC	5,078,577
46,190	Trex Co Inc, (2)	4,398,212
	Total Building Products	12,842,132
	Capital Markets – 3.5%
63,273	Evercore Inc	3,264,887
25,347	MSCI Inc	8,288,469
	Total Capital Markets	11,553,356
	Chemicals – 0.8%
127,927	Axalta Coating Systems Ltd, (2)	2,525,279
	Communications Equipment – 1.8%
53,332	Ciena Corp, (2)	2,466,605
43,919	Lumentum Holdings Inc, (2)	3,553,486
	Total Communications Equipment	6,020,091
	Consumer Finance – 1.2%
165,636	OneMain Holdings Inc	4,010,048
	Containers & Packaging – 1.3%
107,799	Berry Global Group Inc, (2)	4,289,322
20

Shares	Description (1)	Value
	Electrical Equipment – 1.8%
71,153	AMETEK Inc	$ 5,967,602
	Electronic Equipment, Instruments & Components – 3.4%
51,570	CDW Corp	5,713,956
55,868	Keysight Technologies Inc, (2)	5,406,346
	Total Electronic Equipment, Instruments & Components	11,120,302
	Entertainment – 0.7%
17,559	Take-Two Interactive Software Inc, (2)	2,125,517
	Equity Real Estate Investment Trust – 3.0%
29,137	CoreSite Realty Corp	3,531,113
21,687	SBA Communications Corp	6,287,495
	Total Equity Real Estate Investment Trust	9,818,608
	Food & Staples Retailing – 0.9%
55,181	Sysco Corp	3,105,035
	Food Products – 1.2%
53,233	Freshpet Inc, (2)	4,014,301
	Health Care Equipment & Supplies – 6.7%
15,567	Align Technology Inc, (2)	3,344,570
20,557	DexCom Inc, (2)	6,890,706
23,550	Insulet Corp, (2)	4,703,406
13,538	Teleflex Inc	4,540,645
21,007	Zimmer Biomet Holdings Inc	2,514,538
	Total Health Care Equipment & Supplies	21,993,865
	Health Care Providers & Services – 2.7%
135,182	Centene Corp, (2)	9,000,418
	Health Care Technology – 0.9%
18,211	Teladoc Health Inc, (2)	2,997,349
	Hotels, Restaurants & Leisure – 6.4%
9,343	Chipotle Mexican Grill Inc, (2)	8,208,293
44,188	Darden Restaurants Inc, (2), (3)	3,260,633
6,366	Domino's Pizza Inc	2,304,046
21,005	Vail Resorts Inc, (2)	3,591,855
43,765	Wynn Resorts Ltd	3,743,220
	Total Hotels, Restaurants & Leisure	21,108,047
	Household Products – 1.6%
73,098	Church & Dwight Co Inc	5,116,129
	IT Services – 8.9%
52,983	Akamai Technologies Inc, (2)	5,176,969
21

Nuveen Mid Cap Growth Opportunities Fund (continued)
Portfolio of Investments    April 30, 2020
(Unaudited)
Shares	Description (1)	Value
	IT Services (continued)
46,779	Euronet Worldwide Inc, (2)	$4,292,441
27,266	FleetCor Technologies Inc, (2)	6,577,922
56,392	MAXIMUS Inc	3,796,309
28,605	Okta Inc, (2)	4,327,937
23,895	VeriSign Inc, (2)	5,005,764
	Total IT Services	29,177,342
	Leisure Products – 0.5%
23,765	Polaris Inc	1,685,651
	Life Sciences Tools & Services – 0.6%
178,413	Accelerate Diagnostics Inc, (2)	1,946,485
	Machinery – 1.1%
23,518	Parker-Hannifin Corp	3,718,666
	Media – 1.2%
58,130	Nexstar Media Group Inc	4,071,425
	Multiline Retail – 2.3%
42,920	Dollar General Corp	7,523,876
	Pharmaceuticals – 1.5%
132,914	Horizon Therapeutics Plc, (2)	4,790,221
	Professional Services – 0.7%
33,989	IHS Markit Ltd	2,287,460
	Road & Rail – 1.1%
92,387	Knight-Swift Transportation Holdings Inc	3,434,949
	Semiconductors & Semiconductor Equipment – 5.3%
58,120	Inphi Corp, (2)	5,610,905
26,037	Lam Research Corp	6,646,725
25,730	Monolithic Power Systems Inc	5,143,684
	Total Semiconductors & Semiconductor Equipment	17,401,314
	Software – 16.2%
21,669	ANSYS Inc, (2)	5,673,594
40,571	Aspen Technology Inc, (2)	4,148,385
34,125	Atlassian Corp PLC, (2)	5,306,096
46,250	Avalara Inc, (2)	4,133,363
69,654	Cadence Design Systems Inc, (2)	5,651,029
41,756	Crowdstrike Holdings Inc, (2)	2,825,211
13,872	Everbridge Inc, (2)	1,545,063
23,482	HubSpot Inc, (2)	3,959,770
93,733	Rapid7 Inc, (2)	4,269,538
22

Shares	Description (1)	Value
	Software (continued)
79,025	RealPage Inc, (2)	$5,096,322
22,566	RingCentral Inc, (2)	5,157,008
18,701	Trade Desk Inc, (2)	5,471,539
	Total Software	53,236,918
	Specialty Retail – 4.8%
54,151	Best Buy Co Inc	4,155,006
18,079	O'Reilly Automotive Inc, (2)	6,984,641
47,113	Tractor Supply Co	4,778,672
	Total Specialty Retail	15,918,319
	Textiles, Apparel & Luxury Goods – 2.0%
29,077	Lululemon Athletica Inc, (2), (3)	6,498,128
	Trading Companies & Distributors – 1.3%
26,061	Watsco Inc	4,195,560
	Total Long-Term Investments (cost $272,582,624)	325,968,737

Shares	Description (1)	Coupon	Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 1.9%
	MONEY MARKET FUNDS – 1.9%
6,317,677	First American Government Obligations Fund, Class X, (4)	0.252% (5)	$ 6,317,677
	Total Investments Purchased with Collateral from Securities Lending (cost $6,317,677)		6,317,677

Shares	Description (1)	Coupon	Value
	SHORT-TERM INVESTMENTS – 1.2%
	MONEY MARKET FUNDS – 1.2%
3,976,296	First American Treasury Obligation Fund, Class Z	0.134% (5)	$ 3,976,296
	Total Short-Term Investments (cost $3,976,296)		3,976,296
	Total Investments (cost $282,876,597) – 102.2%		336,262,710
	Other Assets Less Liabilities – (2.2)%		(7,280,403)
	Net Assets – 100%		$ 328,982,307
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $5,932,841.
(4)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives for more information.
(5)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.
See accompanying notes to financial statements.
23

Nuveen Small Cap Growth Opportunities Fund
Portfolio of Investments    April 30, 2020
(Unaudited)
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 99.9%
	COMMON STOCKS – 97.3%
	Aerospace & Defense – 3.5%
155,079	Kratos Defense & Security Solutions Inc, (2)	$2,329,286
46,998	Mercury Systems Inc, (2)	4,190,342
	Total Aerospace & Defense	6,519,628
	Air Freight & Logistics – 1.3%
49,489	Hub Group Inc, (2)	2,380,916
	Banks – 1.0%
50,630	Preferred Bank/Los Angeles CA	1,931,534
	Biotechnology – 8.5%
37,721	ACADIA Pharmaceuticals Inc, (2)	1,822,302
23,478	Arena Pharmaceuticals Inc, (2)	1,149,718
7,354	Argenx SE, Sponsored ADR	1,077,287
10,250	Ascendis Pharma A/S, Sponsored ADR	1,391,233
23,793	Blueprint Medicines Corp, (2)	1,399,742
17,923	Emergent BioSolutions Inc, (2)	1,325,406
49,667	Fate Therapeutics Inc, (2)	1,359,882
17,999	Global Blood Therapeutics Inc, (2)	1,377,283
56,691	Iovance Biotherapeutics Inc, (2)	1,822,616
69,519	Momenta Pharmaceuticals Inc, (2)	2,203,752
23,018	Zymeworks Inc, (2)	840,848
	Total Biotechnology	15,770,069
	Building Products – 3.7%
28,843	CSW Industrials Inc	1,910,560
40,070	Gibraltar Industries Inc, (2)	1,855,241
31,867	Trex Co Inc, (2)	3,034,376
	Total Building Products	6,800,177
	Capital Markets – 1.1%
38,210	Evercore Inc	1,971,636
	Chemicals – 1.5%
118,947	PolyOne Corp	2,770,276
	Commercial Services & Supplies – 2.2%
38,953	Casella Waste Systems Inc, (2)	1,806,640
31,074	Tetra Tech Inc	2,339,251
	Total Commercial Services & Supplies	4,145,891
24

Shares	Description (1)	Value
	Communications Equipment – 1.0%
23,139	Lumentum Holdings Inc, (2)	$ 1,872,176
	Construction & Engineering – 1.7%
66,391	MasTec Inc, (2)	2,383,437
23,433	MYR Group Inc, (2)	702,990
	Total Construction & Engineering	3,086,427
	Diversified Consumer Services – 1.7%
73,477	Chegg Inc, (2)	3,141,142
	Electrical Equipment – 1.3%
32,939	Regal Beloit Corp	2,338,998
	Equity Real Estate Investment Trust – 4.3%
70,790	Healthcare Realty Trust Inc	2,080,518
40,020	QTS Realty Trust Inc	2,502,451
80,356	STAG Industrial Inc	2,109,345
207,987	Summit Hotel Properties Inc	1,260,401
	Total Equity Real Estate Investment Trust	7,952,715
	Food & Staples Retailing – 1.0%
64,699	Performance Food Group Co, (2)	1,898,916
	Food Products – 2.8%
32,750	Freshpet Inc, (2)	2,469,678
19,617	Sanderson Farms Inc	2,670,658
	Total Food Products	5,140,336
	Health Care Equipment & Supplies – 7.5%
43,596	AtriCure Inc, (2)	1,879,860
79,105	Establishment Labs Holdings Inc, (2), (3)	1,382,755
22,658	iRhythm Technologies Inc, (2)	2,393,591
8,697	Penumbra Inc, (2)	1,542,152
13,599	Quidel Corp, (2)	1,890,261
68,842	STAAR Surgical Co, (2)	2,638,025
44,688	Tactile Systems Technology Inc, (2)	2,306,795
	Total Health Care Equipment & Supplies	14,033,439
	Health Care Providers & Services – 2.4%
14,048	Amedisys Inc, (2)	2,587,080
14,159	LHC Group Inc, (2)	1,840,528
	Total Health Care Providers & Services	4,427,608
	Health Care Technology – 2.6%
32,154	Livongo Health Inc, (2)	1,286,482
20,680	Omnicell Inc, (2)	1,507,572
25

Nuveen Small Cap Growth Opportunities Fund (continued)
Portfolio of Investments    April 30, 2020
(Unaudited)
Shares	Description (1)	Value
	Health Care Technology (continued)
12,526	Teladoc Health Inc, (2)	$ 2,061,654
	Total Health Care Technology	4,855,708
	Hotels, Restaurants & Leisure – 5.0%
34,640	Jack in the Box Inc	2,088,792
40,571	Planet Fitness Inc, (2)	2,447,648
46,096	Texas Roadhouse Inc, (2)	2,170,661
22,896	Wingstop Inc, (3)	2,685,014
	Total Hotels, Restaurants & Leisure	9,392,115
	Household Durables – 2.6%
44,710	Meritage Homes Corp, (2)	2,349,958
25,903	TopBuild Corp, (2)	2,413,900
	Total Household Durables	4,763,858
	Insurance – 3.1%
15,343	eHealth Inc, (2), (3)	1,637,098
13,946	Kinsale Capital Group Inc	1,514,815
44,170	Palomar Holdings Inc, (2)	2,583,945
	Total Insurance	5,735,858
	IT Services – 2.5%
47,110	MAXIMUS Inc	3,171,445
174,844	Verra Mobility Corp, (2)	1,566,602
	Total IT Services	4,738,047
	Leisure Products – 1.3%
175,985	Callaway Golf Co	2,520,105
	Life Sciences Tools & Services – 2.2%
95,373	NeoGenomics Inc, (2)	2,607,498
12,733	Repligen Corp, (2)	1,478,938
	Total Life Sciences Tools & Services	4,086,436
	Machinery – 3.5%
24,206	ESCO Technologies Inc	1,846,918
32,395	John Bean Technologies Corp	2,485,992
57,611	SPX Corp, (2)	2,196,707
	Total Machinery	6,529,617
	Media – 1.3%
33,444	Nexstar Media Group Inc	2,342,418
	Multiline Retail – 1.2%
32,753	Ollie's Bargain Outlet Holdings Inc, (2)	2,224,256
	Paper & Forest Products – 1.2%
115,941	Louisiana-Pacific Corp	2,318,820
26

Shares	Description (1)	Value
	Pharmaceuticals – 3.5%
97,111	Aerie Pharmaceuticals Inc, (2), (3)	$1,479,972
101,906	Horizon Therapeutics Plc, (2)	3,672,692
9,267	MyoKardia Inc, (2)	582,153
5,175	Reata Pharmaceuticals Inc, (2)	818,478
	Total Pharmaceuticals	6,553,295
	Road & Rail – 1.0%
48,148	Knight-Swift Transportation Holdings Inc	1,790,143
	Semiconductors & Semiconductor Equipment – 5.2%
38,999	Inphi Corp, (2)	3,764,963
143,327	Lattice Semiconductor Corp, (2)	3,226,291
86,349	MACOM Technology Solutions Holdings Inc, (2)	2,647,460
	Total Semiconductors & Semiconductor Equipment	9,638,714
	Software – 10.8%
23,796	Avalara Inc, (2)	2,126,649
19,202	Blackline Inc, (2)	1,166,329
16,184	Everbridge Inc, (2)	1,802,574
37,700	J2 Global Inc, (2)	3,040,128
25,436	Q2 Holdings Inc, (2)	2,027,758
62,997	Rapid7 Inc, (2)	2,869,513
42,131	RealPage Inc, (2)	2,717,028
129,242	Sailpoint Technologies Holdings Inc, (2)	2,402,609
28,654	Varonis Systems Inc, (2)	1,921,251
591,081	Videopropulsion Inc, (2), (4)	591
	Total Software	20,074,430
	Specialty Retail – 0.9%
88,784	Boot Barn Holdings Inc, (2)	1,638,953
	Textiles, Apparel & Luxury Goods – 2.1%
14,440	Deckers Outdoor Corp, (2)	2,148,095
71,720	Steven Madden Ltd	1,798,020
	Total Textiles, Apparel & Luxury Goods	3,946,115
	Trading Companies & Distributors – 0.8%
29,046	Applied Industrial Technology, Inc	1,521,720
	Total Common Stocks (cost $160,872,198)	180,852,492

Shares	Description (1), (5)	Value
	EXCHANGE-TRADED FUNDS – 2.6%
52,460	SPDR S&P Biotech ETF	$ 4,899,239
	Total Exchange-Traded Funds (cost $4,060,330)	4,899,239
	Total Long-Term Investments (cost $164,932,528)	185,751,731

27

Nuveen Small Cap Growth Opportunities Fund (continued)
Portfolio of Investments    April 30, 2020
(Unaudited)
Shares	Description (1)	Coupon	Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 2.1%
	MONEY MARKET FUNDS – 2.1%
3,858,037	First American Government Obligations Fund, Class X, (6)	0.252% (7)	$ 3,858,037
	Total Investments Purchased with Collateral from Securities Lending (cost $3,858,037)		3,858,037
	Total Investments (cost $168,790,565) – 102.0%		189,609,768
	Other Assets Less Liabilities – (2.0)%		(3,712,122)
	Net Assets – 100%		$ 185,897,646
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $3,715,032.
(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
(5)	A copy of the most recent financial statements for the exchange-traded funds in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.
(6)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives for more information.
(7)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.
ADR	American Depositary Receipt
ETF	Exchange-Traded Fund
SPDR	Standard & Poor's Depositary Receipt
See accompanying notes to financial statements.
28

Statement of Assets and Liabilities
April 30, 2020
(Unaudited)
	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Assets
Long-term investments, at value (cost $272,582,624 and $164,932,528, respectively)	$325,968,737	$185,751,731
Investment purchased with collateral from securities lending, at value (cost approximates value)	6,317,677	3,858,037
Short-term investments, at value (cost approximates value)	3,976,296	—
Receivable for:
Dividends	5,778	19,814
Due from affiliates	30,529	19,221
Due from broker	609	1,193
Interest	449	221
Investments sold	2,411,186	5,377,106
Shares sold	492,931	94,608
Other assets	102,642	42,794
Total assets	339,306,834	195,164,725
Liabilities
Cash overdraft	—	1,146,419
Payable for:
Collateral from securities lending program	6,317,677	3,858,037
Investments purchased - regular settlement	3,108,232	3,002,076
Shares redeemed	384,066	988,564
Accrued expenses:
Directors fees	68,059	1,453
Management fees	168,420	75,810
12b-1 distribution and service fees	40,951	7,567
Other	237,122	187,153
Total liabilities	10,324,527	9,267,079
Net assets	$328,982,307	$185,897,646

See accompanying notes to financial statements.
29

Statement of Assets and Liabilities (Unaudited) (continued)
	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Class A Shares
Net assets	$159,026,902	$ 32,750,402
Shares outstanding	5,851,891	1,547,848
Net asset value ("NAV") per share	$ 27.18	$ 21.16
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$ 28.84	$ 22.45
Class C Shares
Net assets	$ 4,985,647	$ 1,441,868
Shares outstanding	322,304	95,513
NAV and offering price per share	$ 15.47	$ 15.10
Class R3 Shares
Net assets	$ 18,096,302	$ 1,210,309
Shares outstanding	755,511	61,702
NAV and offering price per share	$ 23.95	$ 19.62
Class R6 Shares
Net assets	$ 23,931,148	$ 2,662,999
Shares outstanding	650,037	102,419
NAV and offering price per share	$ 36.82	$ 26.00
Class I Shares
Net assets	$122,942,308	$147,832,068
Shares outstanding	3,395,762	5,732,286
NAV and offering price per share	$ 36.20	$ 25.79
Fund level net assets consist of:
Capital paid-in	$270,486,509	$169,511,468
Total distributable earnings	58,495,798	16,386,178
Fund level net assets	$328,982,307	$185,897,646
Authorized shares - per class	2 billion	2 billion
Par value per share	$ 0.0001	$ 0.0001
See accompanying notes to financial statements.
30

Statement of Operations
Six Months Ended April 30, 2020
(Unaudited)
	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Investment Income
Dividends	$1,911,633	$ 517,638
Interest	15,057	12,833
Securities lending income	13,101	13,938
Payment from affiliate	30,529	19,221
Total investment income	1,970,320	563,630
Expenses
Management fees	1,400,428	888,156
12b-1 service fees - Class A Shares	207,760	42,488
12b-1 distribution and service fees - Class C Shares	26,082	7,858
12b-1 distibution and service fees - Class R3 Shares	50,000	3,231
Shareholder servicing agent fees	257,844	197,617
Custodian fees	25,390	19,226
Professional fees	32,319	21,225
Directors fees	3,718	2,355
Shareholder reporting expenses	18,646	58,511
Federal and state registration fees	41,373	46,045
Other	4,195	1,670
Total expenses before fee waiver/expense reimbursement	2,067,755	1,288,382
Fee waiver/expense reimbursement	(165,173)	(195,114)
Net expenses	1,902,582	1,093,268
Net investment income (loss)	67,738	(529,638)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	8,065,200	(2,267,503)
Change in net unrealized appreciation (depreciation) of investments	(781,838)	2,518,517
Net realized and unrealized gain (loss)	7,283,362	251,014
Net increase (decrease) in net assets from operations	$7,351,100	$ (278,624)
See accompanying notes to financial statements.
31

Statement of Changes in Net Assets
(Unaudited)
	Mid Cap Growth Opportunities		Small Cap Growth Opportunities
	Six Months Ended 4/30/20	Year Ended 10/31/19	Six Months Ended 4/30/20	Year Ended 10/31/19
Operations
Net investment income (loss)	$ 67,738	$ (1,147,939)	$ (529,638)	$ (728,025)
Net realized gain (loss) from investments	8,065,200	84,972,569	(2,267,503)	(842,975)
Change in net unrealized appreciation (depreciation) of investments	(781,838)	(27,405,591)	2,518,517	7,571,292
Net increase (decrease) in net assets from operations	7,351,100	56,419,039	(278,624)	6,000,292
Distributions to Shareholders
Dividends:
Class A Shares	(36,832,892)	(33,688,438)	—	(5,069,832)
Class C Shares	(1,779,313)	(1,845,779)	—	(375,076)
Class R3 Shares	(5,055,764)	(4,617,499)	—	(170,130)
Class R6 Shares	(4,121,288)	(7,948,731)	—	(1,183,722)
Class I Shares	(25,757,305)	(42,429,100)	—	(6,735,701)
Decrease in net assets from distributions to shareholders	(73,546,562)	(90,529,547)	—	(13,534,461)
Fund Share Transactions
Proceeds from sale of shares	18,732,890	45,420,126	31,459,917	141,918,570
Proceeds from shares issued to shareholders due to reinvestment of distributions	68,352,667	82,717,140	—	10,691,877
	87,085,557	128,137,266	31,459,917	152,610,447
Cost of shares redeemed	(84,611,739)	(319,546,880)	(54,802,547)	(46,024,192)
Net increase (decrease) in net assets from Fund share transactions	2,473,818	(191,409,614)	(23,342,630)	106,586,255
Net increase (decrease) in net assets	(63,721,644)	(225,520,122)	(23,621,254)	99,052,086
Net assets at the beginning of period	392,703,951	618,224,073	209,518,900	110,466,814
Net assets at the end of period	$328,982,307	$ 392,703,951	$185,897,646	$209,518,900
See accompanying notes to financial statements.
32

THIS PAGE INTENTIONALLY LEFT BLANK
33

Financial Highlights
(Unaudited)
Mid Cap Growth Opportunities
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended October 31	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (01/95)
2020(f)	$33.66	$(0.01)	$ 0.87	$ 0.86	$ —	$(7.34)	$(7.34)	$27.18
2019	36.79	(0.12)	3.48	3.36	—	(6.49)	(6.49)	33.66
2018	43.45	(0.20)	1.16	0.96	—	(7.62)	(7.62)	36.79
2017	36.09	(0.17)	9.20	9.03	—	(1.67)	(1.67)	43.45
2016	40.91	(0.12)	(1.36)	(1.48)	—	(3.34)	(3.34)	36.09
2015	47.67	(0.31)	1.72	1.41	—	(8.17)	(8.17)	40.91
Class C (09/01)
2020(f)	22.20	(0.07)	0.68	0.61	—	(7.34)	(7.34)	15.47
2019	26.85	(0.24)	2.08	1.84	—	(6.49)	(6.49)	22.20
2018	33.94	(0.36)	0.89	0.53	—	(7.62)	(7.62)	26.85
2017	28.74	(0.36)	7.23	6.87	—	(1.67)	(1.67)	33.94
2016	33.50	(0.31)	(1.11)	(1.42)	—	(3.34)	(3.34)	28.74
2015	40.77	(0.52)	1.42	0.90	—	(8.17)	(8.17)	33.50
Class R3 (12/00)
2020(f)	30.52	(0.04)	0.81	0.77	—	(7.34)	(7.34)	23.95
2019	34.10	(0.18)	3.09	2.91	—	(6.49)	(6.49)	30.52
2018	40.90	(0.28)	1.10	0.82	—	(7.62)	(7.62)	34.10
2017	34.14	(0.25)	8.68	8.43	—	(1.67)	(1.67)	40.90
2016	38.98	(0.20)	(1.30)	(1.50)	—	(3.34)	(3.34)	34.14
2015	45.90	(0.40)	1.65	1.25	—	(8.17)	(8.17)	38.98
Class R6 (02/13)
2020(f)	43.07	0.06	1.03	1.09	—	(7.34)	(7.34)	36.82
2019	44.94	0.01	4.61	4.62	—	(6.49)	(6.49)	43.07
2018	51.24	(0.05)	1.37	1.32	—	(7.62)	(7.62)	44.94
2017	42.11	(0.02)	10.82	10.80	—	(1.67)	(1.67)	51.24
2016	47.00	0.06	(1.61)	(1.55)	—	(3.34)	(3.34)	42.11
2015	53.36	(0.16)	1.97	1.81	—	(8.17)	(8.17)	47.00
Class I (12/89)
2020(f)	42.49	0.04	1.01	1.05	—	(7.34)	(7.34)	36.20
2019	44.49	(0.05)	4.54	4.49	—	(6.49)	(6.49)	42.49
2018	50.85	(0.12)	1.38	1.26	—	(7.62)	(7.62)	44.49
2017	41.87	(0.08)	10.73	10.65	—	(1.67)	(1.67)	50.85
2016	46.81	(0.04)	(1.56)	(1.60)	—	(3.34)	(3.34)	41.87
2015	53.24	(0.23)	1.97	1.74	—	(8.17)	(8.17)	46.81
34

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(d)
Total Return(b), (c)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Net Investment Income (Loss) Excluding Payment From Affiliates	Expenses	Net Investment Income (Loss)	Net Investment Income (Loss) Excluding Payment From Affiliates	Portfolio Turnover Rate(e)

1.64%	$159,027	1.26%*	(0.16)%*	(0.18)%*	1.17%*	(0.07)%*	(0.08)%*	37%
13.43	172,912	1.24	(0.42)	N/A	1.17	(0.35)	N/A	90
2.35	196,212	1.23	(0.56)	N/A	1.17	(0.51)	N/A	106
25.89	250,908	1.23	(0.48)	N/A	1.17	(0.43)	N/A	136
(3.78)	280,681	1.29	(0.35)	N/A	1.27	(0.33)	N/A	89
3.68	365,394	1.30	(0.72)	N/A	1.30	(0.72)	N/A	118

1.28	4,986	2.01*	(0.91)*	(0.93)*	1.92*	(0.82)*	(0.84)*	37
12.58	5,664	2.00	(1.18)	N/A	1.92	(1.11)	N/A	90
1.60	7,936	1.98	(1.30)	N/A	1.92	(1.25)	N/A	106
24.95	16,278	1.98	(1.23)	N/A	1.92	(1.18)	N/A	136
(4.50)	16,956	2.04	(1.10)	N/A	2.02	(1.08)	N/A	89
2.91	22,284	2.05	(1.47)	N/A	2.05	(1.47)	N/A	118

1.53	18,096	1.51*	(0.40)*	(0.41)*	1.42*	(0.30)*	(0.32)*	37
13.15	22,135	1.50	(0.68)	N/A	1.42	(0.61)	N/A	90
2.09	26,098	1.48	(0.81)	N/A	1.42	(0.76)	N/A	106
25.60	35,402	1.48	(0.72)	N/A	1.42	(0.66)	N/A	136
(4.04)	55,093	1.54	(0.59)	N/A	1.52	(0.57)	N/A	89
3.43	54,866	1.55	(0.98)	N/A	1.55	(0.98)	N/A	118

1.84	23,931	0.88*	0.22*	0.20*	0.79*	0.31*	0.29*	37
13.85	26,329	0.86	(0.05)	N/A	0.79	0.02	N/A	90
2.75	56,250	0.84	(0.17)	N/A	0.78	(0.11)	N/A	106
26.41	72,703	0.84	(0.09)	N/A	0.78	(0.03)	N/A	136
(3.41)	50,677	0.89	0.12	N/A	0.86	0.14	N/A	89
4.09	31,167	0.92	(0.33)	N/A	0.92	(0.33)	N/A	118

1.76	122,942	1.01*	0.10*	0.09*	0.92*	0.19*	0.18*	37
13.73	165,663	1.00	(0.19)	N/A	0.92	(0.12)	N/A	90
2.61	331,728	0.98	(0.31)	N/A	0.92	(0.26)	N/A	106
26.20	425,158	0.98	(0.23)	N/A	0.92	(0.18)	N/A	136
(3.54)	491,747	1.04	(0.10)	N/A	1.02	(0.08)	N/A	89
3.95	730,560	1.05	(0.47)	N/A	1.05	(0.47)	N/A	118
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	During the current fiscal period, the Fund received voluntary compensation from the Adviser. The Fund's Total Return for each share would decrease by an amount equaling less than 0.01% if such voluntary compensation were excluded. See Note 7-Management Fees and Other Transactions with Affiliates, for more information.
(c)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(d)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, for more information.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
(f)	For the six months ended April 30, 2020.
*	Annualized.
N/A	Fund did not have Payments from Affiliates for periods prior to the fiscal year ended October 31, 2020.
See accompanying notes to financial statements.
35

Financial Highlights (Unaudited) (continued)
Small Cap Growth Opportunities
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended October 31	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (08/95)
2020(f)	$20.96	$(0.08)	$0.28	$ 0.20	$ —	$ —	$ —	$21.16
2019	23.54	(0.14)	0.84	0.70	—	(3.28)	(3.28)	20.96
2018	24.78	(0.17)	1.94	1.77	—	(3.01)	(3.01)	23.54
2017	19.90	(0.16)	5.14	4.98	—	(0.10)	(0.10)	24.78
2016	21.57	(0.10)	0.45	0.35	—	(2.02)	(2.02)	19.90
2015	24.41	(0.22)	0.33	0.11	—	(2.95)	(2.95)	21.57
Class C (09/01)
2020(f)	15.01	(0.11)	0.20	0.09	—	—	—	15.10
2019	18.01	(0.21)	0.49	0.28	—	(3.28)	(3.28)	15.01
2018	19.79	(0.27)	1.50	1.23	—	(3.01)	(3.01)	18.01
2017	16.02	(0.26)	4.13	3.87	—	(0.10)	(0.10)	19.79
2016	17.89	(0.20)	0.35	0.15	—	(2.02)	(2.02)	16.02
2015	20.89	(0.33)	0.28	(0.05)	—	(2.95)	(2.95)	17.89
Class R3 (12/00)
2020(f)	19.45	(0.09)	0.26	0.17	—	—	—	19.62
2019	22.16	(0.18)	0.75	0.57	—	(3.28)	(3.28)	19.45
2018	23.56	(0.22)	1.83	1.61	—	(3.01)	(3.01)	22.16
2017	18.97	(0.21)	4.90	4.69	—	(0.10)	(0.10)	23.56
2016	20.71	(0.14)	0.42	0.28	—	(2.02)	(2.02)	18.97
2015	23.60	(0.27)	0.33	0.06	—	(2.95)	(2.95)	20.71
Class R6 (06/16)
2020(f)	25.69	(0.03)	0.34	0.31	—	—	—	26.00
2019	27.88	(0.05)	1.14	1.09	—	(3.28)	(3.28)	25.69
2018	28.72	(0.10)	2.27	2.17	—	(3.01)	(3.01)	27.88
2017	22.96	(0.08)	5.94	5.86	—	(0.10)	(0.10)	28.72
2016	21.63	(0.02)	1.35	1.33	—	—	—	22.96
Class I (08/95)
2020(f)	25.51	(0.06)	0.34	0.28	—	—	—	25.79
2019	27.79	(0.10)	1.10	1.00	—	(3.28)	(3.28)	25.51
2018	28.66	(0.13)	2.27	2.14	—	(3.01)	(3.01)	27.79
2017	22.94	(0.12)	5.94	5.82	—	(0.10)	(0.10)	28.66
2016	24.51	(0.06)	0.51	0.45	—	(2.02)	(2.02)	22.94
2015	27.26	(0.19)	0.39	0.20	—	(2.95)	(2.95)	24.51
36

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(d)
Total Return(b), (c)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Net Investment Income (Loss) Excluding Payment From Affiliates	Expenses	Net Investment Income (Loss)	Net Investment Income (Loss) Excluding Payment From Affiliates	Portfolio Turnover Rate(e)

1.00%	$ 32,750	1.40%*	(0.89)%*	(0.90)%*	1.22%*	(0.70)%*	(0.72)%*	51%
5.47	34,249	1.39	(0.84)	N/A	1.23	(0.68)	N/A	104
7.89	36,452	1.38	(0.86)	N/A	1.24	(0.72)	N/A	139
25.07	34,934	1.41	(0.80)	N/A	1.30	(0.69)	N/A	95
1.90	31,255	1.48	(0.58)	N/A	1.42	(0.52)	N/A	106
0.72	33,922	1.50	(1.00)	N/A	1.47	(0.97)	N/A	128

0.60	1,442	2.15*	(1.63)*	(1.65)*	1.97*	(1.45)*	(1.46)*	51
4.74	1,631	2.14	(1.59)	N/A	1.98	(1.43)	N/A	104
7.05	2,141	2.13	(1.60)	N/A	1.99	(1.46)	N/A	139
24.21	2,181	2.16	(1.55)	N/A	2.05	(1.44)	N/A	95
1.10	1,971	2.23	(1.32)	N/A	2.18	(1.27)	N/A	106
(0.03)	2,278	2.25	(1.75)	N/A	2.22	(1.72)	N/A	128

0.87	1,210	1.65*	(1.13)*	(1.15)*	1.47*	(0.95)*	(0.97)*	51
5.23	1,253	1.64	(1.10)	N/A	1.48	(0.94)	N/A	104
7.60	1,206	1.63	(1.11)	N/A	1.49	(0.97)	N/A	139
24.77	1,608	1.66	(1.05)	N/A	1.55	(0.94)	N/A	95
1.62	1,631	1.73	(0.83)	N/A	1.67	(0.78)	N/A	106
0.50	1,439	1.75	(1.26)	N/A	1.72	(1.23)	N/A	128

1.21	2,663	0.97*	(0.42)*	(0.43)*	0.80*	(0.25)*	(0.26)*	51
6.13	144	1.01	(0.35)	N/A	0.85	(0.19)	N/A	104
8.24	14,475	1.03	(0.50)	N/A	0.88	(0.35)	N/A	139
25.56	19,108	1.04	(0.43)	N/A	0.93	(0.32)	N/A	95
6.15	19,524	1.02*	(0.29)*	N/A	0.96*	(0.23)*	N/A	106

1.10	147,832	1.15*	(0.63)*	(0.65)*	0.97*	(0.45)*	(0.46)*	51
5.78	172,242	1.13	(0.56)	N/A	0.98	(0.41)	N/A	104
8.14	56,194	1.13	(0.60)	N/A	0.99	(0.46)	N/A	139
25.41	43,557	1.16	(0.56)	N/A	1.05	(0.44)	N/A	95
2.10	34,468	1.24	(0.32)	N/A	1.19	(0.26)	N/A	106
1.00	62,403	1.25	(0.75)	N/A	1.22	(0.71)	N/A	128

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	During the current fiscal period, the Fund received voluntary compensation from the Adviser. The Fund's Total Return for each share would decrease by an amount equaling less than 0.01% if such voluntary compensation were excluded. See Note 7-Management Fees and Other Transactions with Affiliates, for more information.
(c)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(d)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, for more information.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
(f)	For the six months ended April 30, 2020.
*	Annualized.
N/A	Fund did not have Payments from Affiliates for periods prior to the fiscal year ended October 31, 2020.
See accompanying notes to financial statements.
37

Notes to Financial Statements
(Unaudited)
1.  General Information
Trust and Fund Information
Nuveen Investment Funds, Inc. (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Trust is comprised of Nuveen Mid Cap Growth Opportunities Fund (“Mid Cap Growth Opportunities”) and Nuveen Small Cap Growth Opportunities Fund (“Small Cap Growth Opportunities”), (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was incorporated in the State of Maryland on August 20, 1987.
The end of the reporting period for the Funds is April 30, 2020 , and the period covered by these Notes to Financial Statements is the six months ended April 30, 2020 (the “current fiscal period”).
Investment Adviser and Sub-Adviser
The Funds' investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds' portfolios, manages the Funds' business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.
Other Matters
The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long-term cannot be reasonably estimated at this time. There have been no comparable recent events that provide guidance as to the effect the spread of COVID-19 as a global pandemic may have on the Funds’ Company’s financial performance. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds’ Company’s normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.
2.  Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing security and shareholder transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.
Compensation
The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
38

Distributions to Shareholders
Distributions to shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Indemnifications
Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes and is recorded on an accrual basis. Interest income also reflects payment-in-kind ("PIK") interest and fee income, if any. PIK interest represents income received in the form of securities in lieu of cash. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments.
Multiclass Operations and Allocations
Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets each class. Expenses directly attributable to a class of shares are recorded to the specific class. 12b-1 distribution and service fees are allocated on a class-specific basis.
Sub-transfer agent fees and similar fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.
Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 - Portfolio Securities and Investments in Derivatives.
New Accounting Pronouncements and Rule Issuances
Fair Value Measurement: Disclosure Framework
During August 2018, the FASB issued Accounting Standards Update ("ASU") 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework  –  Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has early implemented this guidance and it did not have a material impact on the Funds' financial statements.
Reference Rate Reform
In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the amendments, but is currently assessing the impact of the ASU’s adoption to the Funds’ financial statements and various filings.
3.  Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
The Funds' investments in securities are recorded at their estimated fair value. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification
39

Notes to Financial Statements (Unaudited) (continued)
of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market ("Nasdaq") are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2.
Exchange-traded funds are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1.
Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which an independent pricing service ("pricing service") is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:
Mid Cap Growth Opportunities	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$325,968,737	$ —	$ —	$325,968,737
Investments Purchased with Collateral from Securities Lending	6,317,677	—	—	6,317,677
Short-Term Investments:
Money Market Funds	3,976,296	—	—	3,976,296
Total	$336,262,710	$ —	$ —	$336,262,710

Small Cap Growth Opportunities	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$180,851,901	$ —	$ 591**	$180,852,492
Exchange-Traded Funds	4,899,239	—	—	4,899,239
Investments Purchased with Collateral from Securities Lending	3,858,037	—	—	3,858,037
Total	$189,609,177	$ —	$ 591	$189,609,768

*	Refer to the Fund's Portfolio of Investments for industry classifications.
**	Refer to the Fund's Portfolio of Investments for securities classified as Level 3.
40

4.  Portfolio Securities and Investments in Derivatives
Securities Lending
In order to generate additional income, each Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks or other institutions. When loaning securities, each Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The Funds also have the ability to recall the securities on loan at any time.
Each Fund’s policy is to receive, at the inception of a loan, cash collateral equal to at least 102% of the value of securities loaned, which is recognized as “Payable for collateral from securities lending program” on the Statement of Assets and Liabilities. Collateral for securities on loan is invested in a money market fund, which is recognized as “Investments purchased with collateral from securities lending, at value” on the Statement of Assets and Liabilities. The market value of the securities loaned is determined at the close of each business day in order to determine the adequacy of the collateral. If the value of the securities on loan increases such that the level of collateralization falls below 100%, additional collateral is received from the borrower on the next business day, which is recognized as “Due from broker” on the Statement of Assets and Liabilities.
Securities out on loan are subject to termination at any time at the option of the borrower or the Fund. Upon termination, the borrower is required to return to the Fund securities identical to the securities loaned. Generally, in the event the borrower defaults on its obligation to return the loaned securities, the Fund has the right to use the collateral to acquire identical securities. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a loss to the Fund. Under the Funds’ securities lending agreement, however, the securities lending agent has indemnified the Fund against losses resulting from borrower default, except to the extent that those losses result from a decrease in the value of the collateral due to its investment by the Funds. The Funds bear the risk of loss with respect to the investment of collateral.
The Funds’ custodian, U.S. Bank National Association, serves as their securities lending agent. Income earned from the securities lending program is paid to the Funds. Income from securities lending, is recognized as “Securities lending income” on the Statement of Operations.
The following table presents the securities out on loan for the following Funds, and the collateral delivered related to those securities, as of the end of the reporting period.
Fund	Asset Class out on Loan	Long-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Mid Cap Growth Opportunities	Common Stocks	$5,932,841	$(5,932,841)	$ —
Small Cap Growth Opportunities	Common Stocks	$3,715,032	$(3,715,032)	$ —
* As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the securities out on loan. Refer to the Fund’s Portfolio of Investments for details on the securities out on loan.
InvestmentTransactions
Long-term purchases and sales (excluding investments purchased with collateral from securities lending) during the current fiscal period were as follows:
	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Purchases	$130,214,280	$108,863,002
Sales	201,519,416	132,276,115
The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/ delayed-delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.
Investments in Derivatives
Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.
41

Notes to Financial Statements (Unaudited) (continued)
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
5.  Fund Shares
Transactions in Fund shares during the current and prior fiscal period were as follows:
	Six Months Ended 4/30/20		Year Ended 10/31/19
Mid Cap Growth Opportunities	Shares	Amount	Shares	Amount
Shares sold:
Class A	181,268	$ 5,026,466	381,375	$ 12,098,040
Class A – automatic conversion of Class C Shares	583	17,452	998	34,101
Class C	30,039	483,579	47,996	973,428
Class R3	75,966	1,812,135	161,505	4,630,162
Class R6	29,634	1,119,889	75,575	3,119,375
Class I	273,455	10,273,369	606,951	24,565,020
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,279,600	36,289,441	1,226,272	33,170,652
Class C	105,468	1,707,529	99,901	1,794,220
Class R3	202,069	5,055,764	184,336	4,530,984
Class R6	107,409	4,121,288	230,398	7,948,731
Class I	561,023	21,178,645	1,034,993	35,272,553
	2,846,514	87,085,557	4,050,300	128,137,266
Shares redeemed:
Class A	(747,320)	(21,541,111)	(1,803,821)	(58,701,202)
Class C	(67,368)	(1,200,572)	(186,840)	(3,953,792)
Class C – automatic conversion to Class A Shares	(979)	(17,452)	(1,478)	(34,101)
Class R3	(247,869)	(6,223,994)	(385,941)	(11,739,558)
Class R6	(98,358)	(4,064,564)	(946,169)	(35,233,404)
Class I	(1,337,421)	(51,564,046)	(5,199,942)	(209,884,823)
	(2,499,315)	(84,611,739)	(8,524,191)	(319,546,880)
Net increase (decrease)	347,199	$ 2,473,818	(4,473,891)	$(191,409,614)

42

	Six Months Ended 4/30/20		Year Ended 10/31/19
Small Cap Growth Opportunities	Shares	Amount	Shares	Amount
Shares sold:
Class A	55,586	$ 1,135,828	86,241	$ 1,757,412
Class A – automatic conversion of Class C Shares	76	1,647	86	1,959
Class C	9,771	138,470	25,260	374,828
Class R3	8,031	158,610	68,017	1,198,396
Class R6	273,080	7,172,986	397	10,095
Class I	879,886	22,852,376	5,485,979	138,575,880
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	278,640	4,940,279
Class C	—	—	29,198	373,153
Class R3	—	—	10,176	167,910
Class R6	—	—	54,751	1,183,722
Class I	—	—	186,946	4,026,813
	1,226,430	31,459,917	6,225,691	152,610,447
Shares redeemed:
Class A	(142,214)	(3,072,783)	(279,297)	(5,605,855)
Class C	(22,824)	(345,006)	(64,540)	(982,334)
Class C – automatic conversion to Class A Shares	(107)	(1,647)	(113)	(1,959)
Class R3	(10,761)	(210,125)	(68,171)	(1,262,093)
Class R6	(176,255)	(4,861,755)	(568,741)	(14,947,424)
Class I	(1,899,385)	(46,311,231)	(943,081)	(23,224,527)
	(2,251,546)	(54,802,547)	(1,923,943)	(46,024,192)
Net increase (decrease)	(1,025,116)	$(23,342,630)	4,301,748	$106,586,255
6.  Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund's investment portfolio, as determined on a federal income tax basis, as of April 30, 2020.
	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Tax cost of investments	$285,121,385	$169,135,530
Gross unrealized:
Appreciation	$ 67,469,512	$ 32,356,358
Depreciation	(16,328,187)	(11,882,120)
Net unrealized appreciation (depreciation) of investments	$ 51,141,325	$ 20,474,238
Permanent differences, primarily due to net operating losses, tax equalization and federal taxes paid, resulted in reclassifications among the Funds' components of net assets as of October 31, 2019, the Funds' last tax year end.
The tax components of undistributed net ordinary income and net long-term capital gains as of October 31, 2019, the Funds' last tax year end, were as follows:
43

Notes to Financial Statements (Unaudited) (continued)
	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Undistributed net ordinary income[1]	$ —	$ —
Undistributed net long-term capital gains	73,785,007	—

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
The tax character of distributions paid during the Funds’ last tax year ended October 31, 2019 was designated for purposes of the dividends paid deduction as follows:
	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Distributions from net ordinary income[1]	$14,130,332	$ 2,671,096
Distributions from net long-term capital gains	76,399,215	10,863,365

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
As of October 31, 2019, the Funds' last tax year end, the following Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.
Small Cap Growth Opportunities
Not subject to expiration:
Short-term	$674,567
Long-term	—
Total	$674,567
The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The Funds have elected to defer losses as follows:
	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Post-October capital losses[2]	$ —	$ —
Late-year ordinary losses[3]	951,826	616,369

[2]	Capital losses incurred from November 1, 2018 through October 31, 2019, the Funds' last tax year end.
[3]	Ordinary losses incurred from January 1, 2019 through October 31, 2019 and/or specified losses incurred from November 1, 2018 through October 31, 2019.
7.  Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
44

The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Average Daily Net Assets	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
For the first $125 million	0.6000%	0.6500%
For the next $125 million	0.5875	0.6375
For the next $250 million	0.5750	0.6250
For the next $500 million	0.5625	0.6125
For the next $1 billion	0.5500	0.6000
For the next $3 billion	0.5250	0.5750
For the next $2.5 billion	0.5000	0.5500
For the next $2.5 billion	0.4875	0.5375
For net assets over $10 billion	0.4750	0.5250
The annual complex-level fee, payable monthly, for each Fund is determined by taking the complex-level fee rate, which is based on the aggregate amount of "eligible assets" of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund's assets that are not "eligible assets". The complex-level fee schedule for each Fund is as follows:
Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*     The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of April 30, 2020, the complex-level fee for each Fund was as follows:
Fund	Complex-Level Fee
Mid Cap Growth Opportunities	0.2000%
Small Cap Growth Opportunities	0.1864%
The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of each Fund so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the percentages of the average daily net assets of any class of Fund shares in the amounts and for the time period stated in the following table. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. The expense limitation in effect thereafter may be terminated or modified only with the approval of the Board.
Fund	Expense Cap	Expense Cap Expiration Date
Mid Cap Growth Opportunities	0.92%	July 31, 2021
Small Cap Growth Opportunities	0.99%	July 31, 2021
45

Notes to Financial Statements (Unaudited) (continued)
Other Transactions with Affiliates
During February 2020, the Funds began receiving voluntary compensation from the Adviser in amounts that approximate a portion of the cost of research services obtained from broker-dealers and research providers if the Adviser had purchased the research services directly. This income received by the Funds is recognized as “Payment from affiliate” on the Statement of Operations.
During the current fiscal period, the Distributor, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:
	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Sales charges collected	$29,683	$4,559
Paid to financial intermediaries	26,500	3,978
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:
	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Commission advances	$3,146	$858
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:
	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
12b-1 fees retained	$1,132	$1,021
The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:
	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
CDSC retained	$ —	$1,057
8.  Borrowing Arrangements
Committed Line of Credit
The Fund, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.65 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2020 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
46

During the current fiscal period, Mid Cap Growth Opportunities utilized this facility for nineteen days. The Fund’s utilization period (days outstanding), average daily balance outstanding and average annual interest rate during the utilization period(s) was 1 day, $7,300,000 and 2.76%, respectively. The Fund’s maximum outstanding daily balance during the utilization period was $7,300,000. Borrowings outstanding as of the end of the reporting period, if any, are recognized as "Borrowings" on the Statement of Assets and Liabilities.
During the current fiscal period, Small Cap Growth Opportunities did not utilize this facility.
9.  Subsequent Events
Expense Cap
During May 2020, the Board approved an extension of the Expense Cap limitation for both Mid Cap Growth Opportunities and Small Cap Growth Opportunities to July 31, 2022.
Committed Line of Credit
During June 2020, the Participating Funds renewed the standby credit facility through June 2021. In conjunction with this renewal the commitment amount decreased from $2.65 billion to $2.405 billion and the interest rate increased from LIBOR plus 1.00% to LIBOR plus 1.25%. The Participating Funds also incurred a 0.10% upfront fee. All other terms remain unchanged.
47

Additional Fund Information
Investment Adviser
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Nuveen Asset Management, LLC
333 West Wacker Drive
Chicago, IL 60606
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606
Custodian
U.S. Bank National Association
1555 North RiverCenter Drive
Suite 302
Milwaukee, WI 53212
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Transfer Agent and
Shareholder Services
DST Asset Manager
Solutions, Inc. (DST)
P.O. Box 219140
Kansas City, MO 64121-9140
(800) 257-8787

Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC's website at http://www.sec.gov.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.
48

Glossary of Terms Used in this Report
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Lipper Mid-Cap Growth Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Mid-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.
Lipper Small-Cap Growth Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Small-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.
Market Capitalization: The market capitalization of a company is equal to the number of the company’s common shares outstanding multiplied by the current price of the company’s stock.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
Russell 2000® Index: An index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Russell Midcap® Index: An index that measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index measures the performance of the smallest 800 companies in the Russell 1000® Index. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.
49

Liquidity Risk Management Program
Discussion of the operation and effectiveness of the Funds’ liquidity risk management program
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), each Fund covered in this Report (the “Funds”) has adopted and implemented a liquidity risk management program (the “Program”), which is designed to manage the Fund’s liquidity risk. The Program consists of various protocols for assessing and managing each Fund’s liquidity risk. The Funds’ Board of Trustees previously designated Nuveen Fund Advisors, LLC, the Funds’ investment adviser, as the Administrator of the Program. The adviser’s Liquidity Monitoring and Analysis Team (“LMAT”) carries out day-to-day Program management with oversight by the adviser’s Liquidity Oversight Sub-Committee (the LOSC”). The LOSC is composed of personnel from the adviser and Teachers Advisors, LLC, an affiliate of the adviser.
At a May 20, 2020 meeting of the Board, the Administrator provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for calendar year 2019 (the “Review Period”), as required under the Liquidity Rule. The report noted that the Program has been and continues to be adequately and effectively implemented to monitor and (as applicable) respond to each Fund’s liquidity developments.
In accordance with the Program, the LMAT assesses each Fund’s liquidity risk no less frequently than annually based on various factors, such as (i) the Fund’s investment strategy and the liquidity of portfolio investments, (ii) cash flow projections, and (iii) holdings of cash and cash equivalents, borrowing arrangements, and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories (including the most liquid, “Highly Liquid”, and the least liquid, “Illiquid”, discussed below). The classification is based on a determination of how long it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading, and investment-specific considerations, as well as market depth, and use third-party vendor data.
Any Fund that does not primarily hold highly liquid investments must, among other things, determine a minimum percentage of Fund assets that must be invested in highly liquid investments (a “Highly Liquid Investment Minimum”). During the Review Period, each Fund primarily held Highly Liquid investments and therefore was exempt from the requirement to adopt a Highly Liquid Investment Minimum and to comply with the related requirements under the Liquidity Rule.
The Liquidity Rule also limits a Fund’s investments in Illiquid investments. Specifically, the Liquidity Rule prohibits a Fund from acquiring Illiquid investments if doing so would result in the Fund holding more than 15% of its net assets in Illiquid investments, and requires certain reporting to the Fund Board and the Securities and Exchange Commission any time a Fund’s holdings of Illiquid investments exceeds 15% of net assets. During the Review Period, no Fund exceeded the 15% limit on Illiquid investments.
50

Notes
51

Nuveen:
Serving Investors for Generations
Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds
Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com    MSA-FCGO-0420P1210963-INV-B-06/21

Mutual Funds
30 April 2020
Nuveen Equity Funds
Fund Name	Class A	Class C	Class R3	Class R6	Class I
Nuveen Large Cap Select Fund	FLRAX	FLYCX	—	—	FLRYX
Nuveen Small Cap Select Fund	EMGRX	FHMCX	ASEIX	ASEFX	ARSTX
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.
You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #1. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.
Semiannual Report

Life is Complex.
Nuveen makes things e-simple.
It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.
Free e-Reports right to your e-mail!
www.investordelivery.com
If you receive your Nuveen Fund distributions and statements from your financial professional or brokerage account.
or
www.nuveen.com/client-access
If you receive your Nuveen Fund distributions and statements directly from Nuveen.
Must be preceded by or accompanied by a prospectus.
NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Table
of Contents

3

Chair’s Letter to Shareholders
Dear Shareholders,
The COVID-19 crisis is taking an unprecedented toll on our health, societies, economies and financial markets. Our thoughts are with all whose lives have been affected by the disease and its economic fallout. With some regions of the world having appeared to “flatten the curve” of infections, governments and public health officials are now facing the extraordinary challenge of balancing the resumption of economic activity with public safety, in a way that minimizes the potential for a second wave of outbreaks. Markets have turned their focus to the potential for an economic recovery the timing and magnitude of which remain highly uncertain. Elevated market volatility is likely to continue, with economic data, coronavirus infection rates and the upcoming U.S. presidential election under scrutiny.
While we do not want to understate the dampening effect on the global economy, it is important to differentiate short term interruptions from the longer-lasting implications to the economy. Some areas of the global economy were already on the mend prior to the coronavirus epidemic. Temporary bans on movement and travel are being lifted, and some near-term economic indicators have shown modest improvement in countries that have reopened. Central banks and governments around the world have announced economic stimulus measures and pledged to continue doing what it takes to support their economies. In the U.S., the Federal Reserve has cut its benchmark interest rate to near zero and introduced programs that helped revive the U.S. economy after the 2008 financial crisis. The U.S. Government has approved three relief packages, including a $2 trillion-dollar package directly supporting businesses and individuals. The Coronavirus Aid, Relief and Economic Security Act, called the CARES Act, provides direct payments and expanded unemployment benefits to individuals, loans and grants to small businesses, loans and other money to large corporations and funding for hospitals, public health, education and state and local governments.
In the meantime, patience and a long-term perspective are key for investors. When market fluctuations are the leading headlines day after day, it’s tempting to “do something.” However, your long-term goals can’t be met with short-term thinking. We encourage you to talk to your financial professional, who can review your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chair of the Board
June 23, 2020

4

Portfolio Managers’
Comments
Nuveen Large Cap Select Fund
Nuveen Small Cap Select Fund
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Fund’s investment adviser.
David Chalupnik, CFA, and Evan Staples, CFA, are the portfolio managers for the Nuveen Large Cap Select Fund. David assumed portfolio management responsibilities in 2003 and Evan joined the portfolio management team for the Fund in 2017.
Gregory Ryan, CFA, and Jon Loth, CFA, are the portfolio managers for the Nuveen Small Cap Select Fund. Greg assumed portfolio management responsibilities in 2013 and Jon joined the portfolio management team for the Fund in 2019.
On the following pages, the portfolio management teams for the Funds discuss key investment strategies and the Funds’ performance for the six-month reporting period ended April 30, 2020.
An Update on COVID-19 Coronavirus and its Impact on the Securities Markets
With daily new COVID-19 coronavirus cases now slowing across much of the world, economies are beginning to reopen and movement bans are easing. The focus is shifting to whether the resumption of activity triggers a second wave of infections and how quickly economies may rebound. Early indications, first from China, South Korea and Hong Kong, and more recently from various U.S. states that opened their economies earlier and more thoroughly than others, showed there is a risk of new infection outbreaks. Economic indicators have begun to reflect the severe supply and demand disruptions resulting from the shutdowns, and a more prolonged recovery looks more likely than a rapid snap-back to growth.
Although the detection of the virus in China was made public in December 2019, markets did not start to fully acknowledge the risks and potential economic impact until the latter portion of February 2020, when outbreaks outside of China were first reported. Global stock markets sold off severely, with the S&P 500® index reaching a bear market (a 20% drop from the previous high) within three weeks, the fastest bear market decline in history. Even certain parts of the bond market suffered; below investment grade municipal and corporate bonds generally dropped the furthest, mostly out of concerns for the continued financial stability of lower quality issuers. Demand for safe-haven assets, along with mounting recession fears, drove the yield on the 10-year U.S. Treasury note to 0.5% in March 2020, an all-time low. Additionally, oil prices collapsed to an 18-year low on supply glut concerns, as shutdowns across the global economy sharply reduced oil demand, although oil prices have recovered to well above those lows..
Central banks and governments have responded with liquidity injections to ease the strain on financial systems and stimulus measures to buffer the shock to businesses and consumers. These measures have helped stabilize the markets over the short term, and most markets have recovered most of their losses. But volatility will likely remain elevated until the health crisis itself is under control (via fewer new cases, lower infection rates and/or verified treatments or vaccines). There are still many unknowns and new information is incoming daily, compounding the difficulty of modeling outcomes for epidemiologists and economists alike.
Nuveen, LLC and our portfolio management teams are monitoring the situation carefully and continuously refining our views and approaches to managing the Funds to best pursue investment objectives while mitigating risks through all market environments.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
5

Portfolio Managers’ Comments (continued)
Nuveen Large Cap Select Fund
How did the Fund perform during the six-month reporting period ended April 30, 2020?
The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Fund for the six-month, one-year, five-year and ten-year periods ended April 30, 2020. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV) only. The Fund’s Class A Shares at NAV underperformed the S&P 500® and the Lipper Large-Cap Core Funds Classification Average during the six-month reporting period.
What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?
The Fund pursues long-term capital appreciation by investing primarily in the common stocks of companies that have market capitalizations of $5 billion or greater at the time of purchase. During the reporting period, we continued to employ our deep, rigorous research approach to find and invest in stocks that we believed had strong and/or improving fundamentals, attractive valuations and a catalyst to drive future performance. Our process focuses on constructing a portfolio that we believe offers the best opportunity to achieve superior, risk-adjusted returns over the long term. During the six-month reporting period, we took on a more defensive posture compared to the Fund’s history; however, overall positioning remained fairly neutral. We reduced the Fund’s exposure in industrials by about 3%, financials by 2% and real estate by 2%. We ended the reporting period underweight in all three of these sectors. Additionally, we increased consumer discretionary exposure by 5% and are now overweight in the sector. We also increased the Fund’s weighting in utilities by adding 2% to the sector. At the end of the reporting period, the Fund’s largest overweights versus the S&P 500® benchmark were in the health care and communication services sectors, while its largest underweights were in industrials and energy.
The Fund’s underperformance versus the S&P 500® benchmark and Lipper peers was primarily the result of stock selection in the financial, information technology and consumer discretionary sectors. On the other hand, the Fund saw favorable results from security selection in the health care and real estate sectors.
The financial sector as a whole was one of the hardest hit during the reporting period as credit risks escalated after numerous businesses were forced to shut down across the nation in an attempt to curb the COVID-19 crisis. Stock selection in the sector was the most significant detractor in the Fund, including a position in Capital One Financial Corp, one of the largest bank holding companies in the U.S. specializing in credit cards, auto loans, banking and savings accounts. The company reported impressive results when it released fourth-quarter 2019 earnings earlier in the reporting period. However, Capital One detracted because of stress on the consumer credit markets as many local businesses closed down and laid off workers during March 2020. Despite the poor stock performance during the reporting period, we continued to hold the position because we believe the company’s underwriting discipline is among the best in the business.
Along with many other banks, Citigroup Inc. underperformed because of the impact from materially lower interest rates and fears of write-downs on loan products. Prior to the economic headwinds, Citigroup had posted strong fourth-quarter 2019 earnings showing strength in its Institutional Clients Group and improved credit quality. We continued to hold Citigroup in the Fund’s portfolio because we believe the company is well positioned for a rebound in the financial markets.
The Fund also saw weak results from Hartford Financial Services Group Inc., a provider of commercial and personal property and casualty insurance as well as wealth management products. The worker’s compensation business is facing headwinds with added claims related to the COVID-19 crisis, coupled with lost premiums due to rising unemployment. However, on the positive side, the company’s auto insurance business is expected to benefit with fewer cars on the road due to business shutdowns. The integration of specialty insurer Navigators Group has also been improving Hartford Financial’s underwriting margins and remains a long-term catalyst for the business. We continued to hold this position in our portfolio.
In addition, financial services provider Charles Schwab Corporation underperformed as the COVID-19 crisis hit the sector hard. The Federal Reserve’s rate cut to near zero negatively impacted Schwab’s net interest income. We no longer hold this position in the Fund’s portfolio.
6

In the information technology sector, the only detractor of note was the Fund’s underweight position in software product and service developer Microsoft Corp, which represents close to a 5% weighting in the benchmark. Microsoft recorded a strong earnings beat with the company continuing to build momentum in the cloud as its Azure product took market share from market leader Amazon Web Services (AWS). However, Microsoft faces increased pressure in 2020 as it competes with some of the world’s largest technology companies for market share. For these and other reasons, we decided to sell our stake in the company.
Although technology detracted from performance overall, the sector was home to two standouts. Chip supplier NVIDIA Corp was one of the Fund’s strongest performing companies, reporting earnings above estimates driven by its data center products. While results in the company’s gaming products segment missed expectations slightly, the broader gaming industry trends remained strong. NVIDIA’s diversified product portfolio continues to give it exposure to multiple high growth industries. For example, the company announced a partnership with Tencent to bring cloud gaming to China, the largest gaming market globally. We continued to hold this position in the portfolio.
Another top performer in the information technology sector was ServiceNow Inc., an enterprise cloud computing solution provider. The company reported a solid first quarter 2020 across the board as subscription revenues were strong and it continued to close deals despite coronavirus headwinds. Many companies have actually accelerated their digital transformation in response to disruptions in their business, benefiting ServiceNow. Although the stock fell as the COVID-19 crisis shook the market, the price recovered because investors remained confident in the business. We continued to hold ServiceNow in the Fund’s portfolio.
The consumer discretionary sector detracted mainly because our travel and leisure-related holdings were negatively impacted by the temporary closures of resorts and casinos due to the COVID-19 crisis. Within the sector, the Fund’s most significant laggards were Wynn Resorts Limited, a high-end hotel and casino operator, and Wyndham Destinations Inc., the world’s largest vacation ownership company. Prior to the COVID-19 crisis, Wynn Resorts had announced improving demand trends in China’s gaming enclave of Macau. However, given the level of uncertainty around when travel would return to pre-virus levels, we exited this position in March 2020. In terms of Wyndham Destinations, the company was forced to cancel all reservations until May 2020. Despite expectations for a slow return to travel, Wyndham’s management believes the company will have positive cash flows for the year. We believe this factor, coupled with an already strong balance sheet, is setting the company up for success despite being in an industry with many headwinds. We continued to hold a position in the company.
On the positive side in the consumer discretionary sector, the Fund’s position in Amazon.com Inc. contributed during the reporting period. This multi-national technology company has broad exposure across e-commerce, cloud computing, digital streaming and artificial intelligence. Consumers flocked to the online giant to stock up on essentials during the shelter-at-home orders. The company reported quarterly sales of $87.4 billion, exceeding the top end of its guidance and consensus expectations. We continued to own Amazon in the Fund’s portfolio.
Within the energy sector, Permian basin shale drilling company Parsley Energy Inc. detracted. The oil industry was hammered as demand dropped precipitously due to the shutdowns related to the COVID-19 crisis, while a price war erupted between Russia and Saudi Arabia that added to an already existing supply glut. The price of crude fell to multi-decade lows. When Parsley Energy reported earnings, it lowered capital expenditures on the same production outlook, which boosted free cash flow. While the fundamentals of its business are typically strong, the industry faces many headwinds due to drastically declining oil prices. Therefore, we decided to exit the Fund’s position in Parsley Energy.
The industrial sector was home to one laggard of note, Stanley Black & Decker Inc., a leading global tool and hardware manufacturer. During the early stages of the COVID-19 crisis, the stock price was hit hard after the company’s chief financial officer announced that Chinese production facilities were operating at around half of their normal capacity. These facilities made up a little under half of the overall production for the manufacturer. Because of these supply chain issues, we decided to exit our position in Stanley Black & Decker and reduce the Fund’s overall exposure to the industrial sector.
During this difficult and volatile period, the health care sector was the standout performer in the index and the Fund’s holdings outpaced the sector. However, the majority of the outperformance occurred prior to the COVID-19 induced sell-off. Although health care was not immune from losses during the sell-off, the defensive nature of the sector helped the group hold up better than the overall market. In particular, several of the Fund’s managed care holdings, which included Humana Inc., Cigna Corporation and UnitedHealth
7

Portfolio Managers’ Comments (continued)
Group Inc., benefited from regulatory commentary out of Washington that was better than feared, which caused a rally in the sector. We continued to hold positions in Humana, Cigna and UnitedHealth at the end of the reporting period.
Also in health care, the Fund benefited from positions in two pharmaceutical firms, Gilead Sciences Inc. and Vertex Pharmaceuticals Inc. Gilead Sciences is a leader in the development and marketing of anti-infective drugs with approved products for the treatment of HIV/AIDS, hepatitis C, hepatitis B and pulmonology diseases. Shares benefited from the COVID-19 crisis as the company worked on remdesivir, an experimental antiviral drug that is supposed to help treat symptoms of the virus. Results from the first clinical trial should be released during the second quarter 2020. We sold the Fund's holding in Gilead Sciences at the end of the reporting period. Shares of Vertex Pharmaceuticals initially rallied based on the FDA’s early approval of its drug Trikafta for treating cystic fibrosis, which subsequently hit the market with impressive sales. The company also reported phenomenal quarterly results with earnings well exceeding expectations. Along with the proven success of Trikafta, Vertex Pharmaceuticals has a pipeline of other products to help propel future growth. We continued to hold the company in the portfolio.
Nuveen Small Cap Select Fund
How did the Fund perform during the six-month reporting period ended April 30, 2020?
The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Fund for the six-month, one-year, five-year and ten-year periods ended April 30, 2020. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV) only. The Fund’s Class A Shares at NAV outperformed the Russell 2000® Index and the Lipper Small-Cap Core Funds Classification Average during the six-month reporting period.
What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?
The Fund seeks to provide long-term capital appreciation by investing primarily in the common stocks of companies with market capitalizations of $40.0 million to $10.3 billion at the time of purchase, which is based on the most recent annual reconstitution of the Russell 2000® Index that occurred on June 28, 2019. During the reporting period, we continued to focus on building a well-diversified portfolio of small-cap stocks from companies with strengthening balance sheets and free cash flow characteristics. We also continued to target companies with sound business models and strong competitive advantages that we believe can gain market share opportunistically in the current environment. We remained committed to our approach of investing in quality companies that are trading at a discount to both intrinsic and relative value metrics.
The Fund’s outperformance versus the Russell benchmark and Lipper peers was primarily due to stock selection in the industrials, information technology and health care sectors. The technology sector had a number of standouts, driven largely by the Fund’s overweight positioning in companies with recurring revenue models in the software and IT services industries. Shares of Everbridge Inc., a company that provides critical communications and enterprise software applications to help organizations and governments respond to critical events, rose strongly. The company benefited from the launch of its COVID-19 Shield Software to help customers navigate the safety, supply and cost aspects of dealing with the crisis. We continued to own Everbridge in the Fund’s portfolio.
The Fund also saw favorable results from a position in MACOM Technology Solutions Holdings Inc., a provider of analog semiconductor solutions for use in wireless and wireline applications. The company is a leading supplier of optical and networking connectivity chip solutions for higher transmission speeds in the datacenter and telecommunication markets. Shares rallied after new management delivered on restructuring cost benefits, demonstrated by operating profit recovery from around breakeven levels in 2019 toward the mid-to-high teen level as a percentage of sales in 2020 estimates. In addition, the datacenter investment growth recovery has provided a strong end market tailwind. We maintained the Fund’s position.
Also in technology, performance was enhanced by Lattice Semiconductor Corp, a designer and developer of programmable logic products. Lattice has benefited as the addressable market it serves for its specialized chips has doubled, driven by secular growth tailwinds in 5G, edge artificial intelligence and security. The company’s recent fundamental momentum has remained intact, with in-line first-quarter 2020 results in a challenged macro backdrop and forward guidance suggesting continued growth in the Computing and Communication markets and higher gross margin expectations. We believe the company’s mix of higher margin end markets will contribute more strongly as new product architectures (Nexus) also start ramping up moving forward.
8

In addition, the Fund saw solid results from Lumentum Holdings Inc., a leading supplier of optical and photonic components for telecommunication, data communication and industrial applications worldwide. The company reported strong revenue results coming in well above expectations. Lumentum also benefited from synergies gained from its Oclaro acquisition, which together helped to drive operating margins to 27%, nearly 4% above expectations. We continued to own Lumentum at the end of the reporting period.
In the health care sector, the Fund experienced strength from several pharmaceutical firms, including Horizon Therapeutics Plc, which focuses on treatments for orphan diseases (a condition that affects fewer than 200,000 people). Horizon has several drugs on the market that generate more than $1.2 billion in revenue. During the reporting period, shares advanced strongly after the company reported third-quarter 2019 earnings that beat expectations and an FDA panel recommended the approval of teprotumumab in December 2019. Also, we initiated a position in biotechnology concern Momenta Pharmaceuticals Inc., an emerging developer of therapeutics for immune-regulated conditions, which subsequently performed well. Shares surged following promising early-stage data for a drug designed to treat an autoimmune condition called immune thrombocytopenic purpura, a disease that attacks platelet cells. We continue to hold both positions.
In the medical technology group, shares of AtriCure Inc. were particularly strong. At a major early-year investor conference, management signaled that data for a promising new atrial fibrillation technology would be presented at a key upcoming medical meeting. We continued to hold AtriCure in the portfolio. Also in the medical technology group, the Fund benefited from Wright Medical Group NV, a manufacturer of medical devices and equipment for the treatment of musculoskeletal disorders. In November 2019, Stryker announced an agreement to acquire Wright Medical in an all-cash transaction, causing us to exit the position.
The Fund also saw favorable results from several names that were seen as potential small-cap beneficiaries of the COVID-19 crisis including LHC Group Inc. This home nursing company is seen as a key player in caring for vulnerable patient populations outside of the hospital. Prestige Consumer Healthcare Inc. is an over-the-counter (OTC) specialty pharmaceutical company focused on brand name solutions for acute health care issues. All of Prestige Consumer’s primary distribution channels remained open during the COVID-19 crisis, plus the focus of some of its OTC product portfolio may marginally benefit. We continue to maintain both positions.
The Fund’s stock selection detracted in the financial, energy and consumer discretionary sectors. The Fund’s financial services holdings bore the brunt of the COVID-19 downdraft, which brought relatively indiscriminate selling among regional banking shares and companies levered to consumer credit and housing finance. Shares of MFA Financial Inc. were pummeled after the mortgage real estate investment trust (REIT) encountered uncertainties over the health of its balance sheet and the integrity of its dividend. Although we believed the firm was stronger than others in the group, we sold our shares because we assumed the dividend would ultimately be cut and the company would need to consider forbearance agreements. Similarly, Radian Financial Inc., with its exposure to mortgage insurance, became a less desirable investment alternative as we considered the likelihood of a substantial gap in home buying, despite low interest rates. Therefore, we sold the position. On the other hand, the Fund’s insurance holdings fared well by comparison, particularly eHealth Inc., a private health insurance exchange enabling choice in the Medicare Advantage market. Partway through Medicare’s annual enrollment, insurance broker data suggested that the company would dramatically exceed its +40% consensus revenue target and expand on its meager 1.5% market share, suggesting considerable growth potential in the years ahead. We continued to maintain the Fund’s position in eHealth.
The energy sector was also a source of weakness in the Fund. The oil industry was hammered as demand dropped precipitously due to the shutdowns related to the COVID-19 crisis, while a price war erupted between Russia and Saudi Arabia that added to an already existing supply glut. The price of West Texas Intermediate (WTI) crude fell to an 18-year low of around $20 per barrel. We believed the domestic energy market would have a lasting negative impact from the dramatic supply/demand imbalance. As a result, we reduced the Fund’s energy exposure by selling shares of two of the Fund’s weaker performers, Cactus Inc., a leading wellhead manufacturer, and Matador Resources Company, a Permian-focused oil producer.
In consumer discretionary, two of the Fund’s specialty retail positions underperformed. Lease-to-own company Aaron’s Inc. saw its shares decline following fourth-quarter 2019 results that included lower-than-expected guidance stemming from lease portfolio characteristics, incremental investments and weakness in the consumer electronics category. We continued to believe that write-offs would be contained and that lease-to-own will be an attractive alternative for a growing number of consumers coming out of the crisis. Also in the leisure sector, shares of Callaway Golf Company underperformed during the reporting period after sales of its clothing brand
9

Portfolio Managers’ Comments (continued)
Jack Wolfskin were adversely impacted and its Asia Pacific golf club supply chain came into question. We are encouraged by early indications of improved volumes in the Asia Pacific region and believe that these trends may begin to gradually make their way across Europe and North America as the year progresses. We maintained the Fund’s positions in both Aaron’s and Callaway Golf.
As the economy shut down across the country, companies with higher leverage profiles and more protracted outlooks for recovery underperformed. Earlier in the reporting period, Penn National Gaming Inc. benefited from strong state-level gaming trends and the closure of its investment in Barstool Sports. However, shares fell after the company announced broad-based casino closures giving rise to liquidity concerns, which led us to sell the Fund’s position.
Finally, in the consumer discretionary area, shares of Papa John’s International Inc. aided the Fund’s performance. The pizza chain held up better and recovered more quickly as investors began to consider the benefit to take out and delivery during the shelter-in-place environment. The quick-service pizza chain had a strong digital ordering platform and the capability for take-out orders while other restaurants were closed. We sold the Fund’s position in Papa John’s after the stock’s strong advance.
While typically defensive in nature, the Fund’s real estate exposure did not hold up well by comparison largely due to its position in Summit Hotel Properties Inc., a REIT focused on hotels and lodging. While shares declined substantially in the face of dwindling occupancy and travel, we continued to hold our position in light of the company’s high quality management team and its focus on value-based property acquisition and management.
In the industrial sector, the Fund saw poor results from Harsco Corporation, a specialty environmental services company with a presence in clean earth, rail, health care and the environment. Shares slumped after the company pre-released weaker volumes and slightly lower cash flow guidance, causing us to sell the Fund’s position.
10

Risk Considerations
Nuveen Large Cap Select Fund
Mutual fund investing involves risk; principal loss is possible. Equity investments, such as those held by the Fund, are subject to market risk, derivatives risk, and common stock risk. Foreign investments involve additional risks including currency fluctuations, political and economic instability, and lack of liquidity. These risks are magnified in emerging markets.
Nuveen Small Cap Select Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as derivatives and growth stock risks, are described in the Fund’s prospectus.
11

THIS PAGE INTENTIONALLY LEFT BLANK
12

Fund Performance and Expense Ratios
The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.
Fund Performance
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown.
Total returns for a period of less than one year are not annualized (i.e. cumulative returns). Since inception returns are shown for share classes that have less than 10-years of performance. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
Expense Ratios
The expense ratios shown are as of the Fund's most recent prospectus. The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any). The expense ratios include management fees and other fees and expenses.
13

Fund Performance and Expense Ratios (continued)
Nuveen Large Cap Select Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of April 30, 2020*
		Cumulative	Average Annual			Expense Ratios**
	Inception Date	6-Month	1-Year	5-Year	10-Year	Gross	Net
Class A Shares at NAV	1/31/03	(4.87)%	(2.59)%	7.94%	10.25%	1.20%	1.06%
Class A Shares at maximum Offering Price	1/31/03	(10.33)%	(8.19)%	6.67%	9.60%	—	—
S&P 500® Index	—	(3.16)%	0.86%	9.12%	11.69%	—	—
Lipper Large-Cap Core Funds Classification Average	—	(4.31)%	(1.14)%	7.43%	10.18%	—	—
Class C Shares	1/31/03	(5.21)%	(3.33)%	7.14%	9.43%	1.95%	1.81%
Class I Shares	1/31/03	(4.74)%	(2.34)%	8.21%	10.52%	0.95%	0.81%
*       Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
**     The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2022, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.80% of the average daily net assets of any class of Fund shares. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Directors of the Fund.
14

Nuveen Small Cap Select Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of April 30, 2020*
		Cumulative	Average Annual			Expense Ratios**
	Inception Date	6-Month	1-Year	5-Year	10-Year	Gross	Net
Class A Shares at NAV	5/06/92	(15.19)%	(14.85)%	3.06%	7.28%	1.42%	1.24%
Class A Shares at maximum Offering Price	5/06/92	(20.06)%	(19.76)%	1.84%	6.65%	—	—
Russell 2000® Index	—	(15.47)%	(16.39)%	2.88%	7.69%	—	—
Lipper Small-Cap Core Funds Classification Average	—	(19.34)%	(19.88)%	0.83%	6.36%	—	—
Class C Shares	9/24/01	(15.51)%	(15.51)%	2.27%	6.48%	2.17%	1.99%
Class R3 Shares	1/03/94	(15.28)%	(15.16)%	2.79%	7.01%	1.68%	1.49%
Class I Shares	5/06/92	(14.98)%	(14.66)%	3.31%	7.56%	1.17%	0.99%

	Total Returns as of April 30, 2020*
		Cumulative	Average Annual		Expense Ratios**
	Inception Date	6-Month	1-Year	Since Inception	Gross	Net
Class R6 Shares	2/28/18	(14.91)%	(14.50)%	(3.96)%	1.03%	0.85%
*       Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Shares purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
**     The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2021, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expense, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.99% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Directors of the Fund.
15

Holding Summaries    as of April 30, 2020
This data relates to the securities held in each Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Nuveen Large Cap Select Fund
Fund Allocation (% of net assets)
Common Stocks	100.1%
Money Market Funds	0.1%
Other Assets Less Liabilities	(0.2)%
Net Assets	100%
Portfolio Composition (% of net assets)
Interactive Media & Services	9.6%
Health Care Providers & Services	9.4%
Semiconductors & Semiconductor Equipment	8.5%
Internet & Direct Marketing Retail	8.0%
IT Services	7.8%
Software	5.7%
Biotechnology	5.2%
Insurance	4.0%
Electric Utilities	4.0%
Pharmaceuticals	3.9%
Capital Markets	2.9%
Beverages	2.4%
Multiline Retail	2.4%
Tobacco	2.3%
Wireless Telecommunication Services	2.2%
Specialty Retail	2.2%
Other	19.6%
Money Market Funds	0.1%
Other Assets Less Liabilities	(0.2)%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Amazoncom Inc	6.5%
Alphabet Inc	5.4%
Facebook Inc	4.2%
Mastercard Inc	3.9%
UnitedHealth Group Inc	3.6%
16

Nuveen Small Cap Select Fund
Fund Allocation (% of net assets)
Common Stocks	98.7%
Exchange-Traded Funds	1.0%
Money Market Funds	1.2%
Other Assets Less Liabilities	(0.9)%
Net Assets	100%
Portfolio Composition (% of net assets)
Banks	8.5%
Equity Real Estate Investment Trust	7.1%
Software	6.7%
Biotechnology	6.7%
Pharmaceuticals	5.1%
Health Care Equipment & Supplies	4.1%
Semiconductors & Semiconductor Equipment	4.0%
IT Services	2.8%
Machinery	2.8%
Commercial Services & Supplies	2.7%
Food Products	2.6%
Household Durables	2.5%
Capital Markets	2.5%
Construction & Engineering	2.4%
Gas Utilities	2.4%
Hotels, Restaurants & Leisure	2.4%
Chemicals	2.2%
Building Products	2.2%
Insurance	2.1%
Health Care Technology	2.0%
Multi-Utilities	1.7%
Textiles, Apparel & Luxury Goods	1.6%
Specialty Retail	1.6%
Electrical Equipment	1.5%
Other	19.5%
Money Market Funds	1.2%
Other Assets Less Liabilities	(0.9)%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Horizon Therapeutics Plc	2.6%
Lattice Semiconductor Corp	2.1%
MAXIMUS Inc	1.9%
MACOM Technology Solutions Holdings Inc	1.9%
STAG Industrial Inc	1.9%
17

Expense Examples
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended April 30, 2020.
The beginning of the period is November 1, 2019.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen Large Cap Select Fund
	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$ 951.25	$ 947.94	$ 952.60
Expenses Incurred During the Period	$ 5.53	$ 9.15	$ 4.32
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.19	$1,015.47	$1,020.44
Expenses Incurred During the Period	$ 5.72	$ 9.47	$ 4.47
For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of 1.14%, 1.89%, and 0.89% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
18

Nuveen Small Cap Select Fund
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$ 848.15	$ 844.87	$ 847.18	$ 850.91	$ 850.18
Expenses Incurred During the Period	$ 5.70	$ 9.13	$ 6.84	$ 3.82	$ 4.55
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.70	$1,014.97	$1,017.45	$1,020.74	$1,019.94
Expenses Incurred During the Period	$ 6.22	$ 9.97	$ 7.47	$ 4.17	$ 4.97
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.24%, 1.99%, 1.49%, 0.83% and 0.99% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
19

Nuveen Large Cap Select Fund
Portfolio of Investments    April 30, 2020
(Unaudited)
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 100.1%
	COMMON STOCKS – 100.1%
	Aerospace & Defense – 2.0%
4,228	L3Harris Technologies Inc	$ 818,964
	Banks – 1.4%
12,007	Citigroup Inc	583,060
	Beverages – 2.4%
10,692	Keurig Dr Pepper Inc	282,910
11,055	Monster Beverage Corp, (2)	683,310
	Total Beverages	966,220
	Biotechnology – 5.2%
11,891	AbbVie Inc	977,440
1,530	Biogen Inc, (2)	454,150
2,592	Vertex Pharmaceuticals Inc, (2)	651,110
	Total Biotechnology	2,082,700
	Capital Markets – 2.9%
13,981	Bank of New York Mellon Corp	524,847
16,527	Morgan Stanley	651,659
	Total Capital Markets	1,176,506
	Chemicals – 1.0%
14,578	CF Industries Holdings Inc	400,895
	Communications Equipment – 1.5%
4,091	Motorola Solutions Inc	588,327
	Consumer Finance – 1.1%
7,094	Capital One Financial Corp	459,407
	Diversified Financial Services – 0.9%
7,889	Voya Financial Inc	356,346
	Diversified Telecommunication Services – 1.0%
7,197	Verizon Communications Inc	413,468
	Electric Utilities – 4.0%
8,996	American Electric Power Co Inc	747,658
22,752	Exelon Corp	843,644
	Total Electric Utilities	1,591,302
20

Shares	Description (1)	Value
	Equity Real Estate Investment Trust – 1.7%
4,270	Crown Castle International Corp	$ 680,766
	Food Products – 1.8%
11,988	Tyson Foods Inc	745,534
	Health Care Providers & Services – 9.4%
6,756	Cigna Corp	1,322,689
2,618	Humana Inc	999,605
4,991	UnitedHealth Group Inc	1,459,718
	Total Health Care Providers & Services	3,782,012
	Hotels, Restaurants & Leisure – 1.0%
15,519	Wyndham Destinations Inc	396,821
	Household Durables – 1.2%
34,438	Newell Brands Inc	477,999
	Insurance – 4.0%
5,568	Allstate Corp	566,377
14,953	Hartford Financial Services Group Inc	568,064
4,844	Marsh & McLennan Cos Inc	471,467
	Total Insurance	1,605,908
	Interactive Media & Services – 9.6%
1,622	Alphabet Inc, (2)	2,184,347
8,171	Facebook Inc, (2)	1,672,686
	Total Interactive Media & Services	3,857,033
	Internet & Direct Marketing Retail – 8.0%
2,936	Alibaba Group Holding Ltd, Sponsored ADR	595,039
1,059	Amazoncom Inc, (2)	2,619,966
	Total Internet & Direct Marketing Retail	3,215,005
	IT Services – 7.8%
11,480	Fiserv Inc, (2)	1,183,129
6,841	GDS Holdings Ltd, ADR	392,126
5,743	Mastercard Inc	1,579,153
	Total IT Services	3,154,408
	Media – 1.4%
21,775	Altice USA Inc, (2)	565,497
	Mortgage Real Estate Investment Trust – 0.5%
17,334	AGNC Investment Corp	215,288
	Multiline Retail – 2.4%
8,792	Target Corp	964,834
21

Nuveen Large Cap Select Fund (continued)
Portfolio of Investments    April 30, 2020
(Unaudited)
Shares	Description (1)	Value
	Multi-Utilities – 1.8%
9,250	Dominion Energy Inc	$ 713,452
	Pharmaceuticals – 3.9%
16,129	AstraZeneca PLC, Sponsored ADR	843,224
12,186	Bristol-Myers Squibb Co	741,031
	Total Pharmaceuticals	1,584,255
	Road & Rail – 1.3%
3,934	Kansas City Southern	513,584
	Semiconductors & Semiconductor Equipment – 8.5%
20,393	Intel Corp	1,223,172
3,051	NVIDIA Corp	891,746
5,890	NXP Semiconductors NV	586,467
13,368	Taiwan Semiconductor Manufacturing Co Ltd, Sponsored ADR	710,242
	Total Semiconductors & Semiconductor Equipment	3,411,627
	Software – 5.7%
1,872	Adobe Inc, (2)	662,014
3,338	Proofpoint Inc, (2)	406,335
4,257	salesforcecom Inc, (2)	689,421
1,567	ServiceNow Inc, (2)	550,863
	Total Software	2,308,633
	Specialty Retail – 2.2%
4,017	Home Depot Inc	883,057
	Tobacco – 2.3%
12,186	Philip Morris International Inc	909,076
	Wireless Telecommunication Services – 2.2%
10,133	T-Mobile US Inc, (2)	889,677
	Total Long-Term Investments (cost $36,434,708)	40,311,661

Shares	Description (1)	Coupon	Value
	SHORT-TERM INVESTMENTS – 0.1%
	MONEY MARKET FUNDS – 0.1%
40,676	First American Treasury Obligation Fund, Class Z	0.134% (3)	$ 40,676
	Total Short-Term Investments (cost $40,676)		40,676
	Total Investments (cost $36,475,384) – 100.2%		40,352,337
	Other Assets Less Liabilities – (0.2)%		(80,916)
	Net Assets – 100%		$ 40,271,421
22

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(3)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.
ADR	American Depositary Receipt
See accompanying notes to financial statements.
23

Nuveen Small Cap Select Fund
Portfolio of Investments    April 30, 2020
(Unaudited)
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 99.7%
	COMMON STOCKS – 98.7%
	Aerospace & Defense – 1.3%
62,524	Kratos Defense & Security Solutions Inc, (2)	$ 939,111
	Air Freight & Logistics – 1.4%
20,983	Hub Group Inc, (2)	1,009,492
	Airlines – 0.7%
16,529	Alaska Air Group Inc, (2)	537,523
	Auto Components – 1.2%
39,970	Cooper Tire & Rubber Co	846,964
	Banks – 8.5%
22,994	Banner Corp	883,659
54,090	Home BancShares Inc/AR	829,200
22,316	Preferred Bank/Los Angeles CA	851,355
43,304	Renasant Corp	1,135,864
61,562	Sterling Bancorp/DE	759,060
24,880	Western Alliance Bancorp	892,694
22,870	Wintrust Financial Corp	958,253
	Total Banks	6,310,085
	Biotechnology – 6.7%
9,076	ACADIA Pharmaceuticals Inc, (2)	438,461
12,372	Arena Pharmaceuticals Inc, (2)	605,857
4,449	Ascendis Pharma A/S, Sponsored ADR	603,863
7,135	Blueprint Medicines Corp, (2)	419,752
6,448	Emergent BioSolutions Inc, (2)	476,830
17,597	Fate Therapeutics Inc, (2)	481,806
5,986	Global Blood Therapeutics Inc, (2)	458,049
14,140	Iovance Biotherapeutics Inc, (2)	454,601
22,038	Momenta Pharmaceuticals Inc, (2)	698,605
8,418	Zymeworks Inc, (2)	307,509
	Total Biotechnology	4,945,333
	Building Products – 2.2%
12,391	CSW Industrials Inc	820,780
16,935	Gibraltar Industries Inc, (2)	784,090
	Total Building Products	1,604,870
24

Shares	Description (1)	Value
	Capital Markets – 2.5%
19,559	Evercore Inc	$1,009,244
15,436	Piper Sandler Cos	832,155
	Total Capital Markets	1,841,399
	Chemicals – 2.2%
34,796	Kraton Corp, (2)	543,166
47,876	PolyOne Corp	1,115,032
	Total Chemicals	1,658,198
	Commercial Services & Supplies – 2.7%
21,276	Casella Waste Systems Inc, (2)	986,781
12,897	Tetra Tech Inc	970,886
	Total Commercial Services & Supplies	1,957,667
	Communications Equipment – 1.3%
12,224	Lumentum Holdings Inc, (2)	989,044
	Construction & Engineering – 2.4%
26,498	MasTec Inc, (2)	951,278
28,451	MYR Group Inc, (2)	853,530
	Total Construction & Engineering	1,804,808
	Construction Materials – 0.9%
45,668	Summit Materials Inc, (2)	690,043
	Electrical Equipment – 1.5%
15,673	Regal Beloit Corp	1,112,940
	Electronic Equipment, Instruments & Components – 1.3%
32,910	Methode Electronics Inc	987,958
	Equity Real Estate Investment Trust – 7.1%
91,430	Brandywine Realty Trust	1,020,359
46,269	CareTrust REIT Inc	762,513
47,792	Industrial Logistics Properties Trust	893,232
52,596	STAG Industrial Inc	1,380,645
191,584	Summit Hotel Properties Inc	1,160,999
	Total Equity Real Estate Investment Trust	5,217,748
	Food & Staples Retailing – 1.0%
26,179	Performance Food Group Co, (2)	768,354
	Food Products – 2.6%
44,104	Nomad Foods Ltd, (2)	908,984
7,603	Sanderson Farms Inc	1,035,072
	Total Food Products	1,944,056
25

Nuveen Small Cap Select Fund (continued)
Portfolio of Investments    April 30, 2020
(Unaudited)
Shares	Description (1)	Value
	Gas Utilities – 2.4%
16,500	Southwest Gas Holdings Inc	$1,250,700
7,445	Spire Inc	543,187
	Total Gas Utilities	1,793,887
	Health Care Equipment & Supplies – 4.1%
16,632	AtriCure Inc, (2)	717,172
28,569	Establishment Labs Holdings Inc, (2)	499,386
5,053	Penumbra Inc, (2)	895,998
17,703	Tactile Systems Technology Inc, (2)	913,829
	Total Health Care Equipment & Supplies	3,026,385
	Health Care Providers & Services – 1.2%
6,542	LHC Group Inc, (2)	850,395
	Health Care Technology – 2.0%
67,261	Change Healthcare Inc, (2)	782,918
6,624	Livongo Health Inc, (2)	265,026
2,649	Teladoc Health Inc, (2)	435,999
	Total Health Care Technology	1,483,943
	Hotels, Restaurants & Leisure – 2.4%
16,295	Jack in the Box Inc	982,588
17,109	Texas Roadhouse Inc, (2)	805,663
	Total Hotels, Restaurants & Leisure	1,788,251
	Household Durables – 2.5%
41,572	La-Z-Boy Inc	974,863
16,487	Meritage Homes Corp, (2)	866,557
	Total Household Durables	1,841,420
	Insurance – 2.1%
7,375	eHealth Inc, (2)	786,913
7,397	Primerica Inc	768,622
	Total Insurance	1,555,535
	IT Services – 2.8%
21,392	MAXIMUS Inc	1,440,109
68,427	Verra Mobility Corp, (2)	613,106
	Total IT Services	2,053,215
	Leisure Products – 1.1%
58,346	Callaway Golf Co	835,515
	Life Sciences Tools & Services – 0.7%
4,295	Repligen Corp, (2)	498,864
	Machinery – 2.8%
38,384	Altra Industrial Motion Corp	1,071,298
26

Shares	Description (1)	Value
	Machinery (continued)
25,278	SPX Corp, (2)	$ 963,850
	Total Machinery	2,035,148
	Media – 1.1%
11,997	Nexstar Media Group Inc	840,270
	Mortgage Real Estate Investment Trust – 0.8%
72,269	Ladder Capital Corp	574,539
	Multiline Retail – 0.5%
17,872	Nordstrom Inc, (2)	335,636
	Multi-Utilities – 1.7%
20,326	Black Hills Corp	1,258,992
	Paper & Forest Products – 1.3%
49,079	Louisiana-Pacific Corp	981,580
	Pharmaceuticals – 5.1%
24,131	Aerie Pharmaceuticals Inc, (2), (3)	367,756
52,519	Horizon Therapeutics Plc, (2)	1,892,785
2,665	MyoKardia Inc, (2)	167,415
22,276	Prestige Consumer Healthcare Inc, (2)	906,411
2,624	Reata Pharmaceuticals Inc, (2)	415,012
	Total Pharmaceuticals	3,749,379
	Road & Rail – 1.3%
25,924	Knight-Swift Transportation Holdings Inc	963,854
	Semiconductors & Semiconductor Equipment – 4.0%
69,592	Lattice Semiconductor Corp, (2)	1,566,516
45,909	MACOM Technology Solutions Holdings Inc, (2)	1,407,570
	Total Semiconductors & Semiconductor Equipment	2,974,086
	Software – 6.7%
5,700	Everbridge Inc, (2)	634,866
16,033	J2 Global Inc, (2)	1,292,901
20,555	Rapid7 Inc, (2)	936,280
18,717	RealPage Inc, (2)	1,207,060
49,141	Sailpoint Technologies Holdings Inc, (2)	913,531
	Total Software	4,984,638
	Specialty Retail – 1.6%
13,912	Aaron's Inc	443,932
38,547	Boot Barn Holdings Inc, (2)	711,578
	Total Specialty Retail	1,155,510
27

Nuveen Small Cap Select Fund (continued)
Portfolio of Investments    April 30, 2020
(Unaudited)
Shares	Description (1)	Value
	Textiles, Apparel & Luxury Goods – 1.6%
5,567	Deckers Outdoor Corp, (2)	$828,147
33,131	G-III Apparel Group Ltd, (2)	375,374
	Total Textiles, Apparel & Luxury Goods	1,203,521
	Trading Companies & Distributors – 1.4%
20,085	Applied Industrial Technology, Inc	1,052,253
	Total Common Stocks (cost $71,816,393)	73,002,409

Shares	Description (1), (4)	Value
	EXCHANGE-TRADED FUNDS – 1.0%
7,612	SPDR S&P Biotech ETF	$ 710,885
	Total Exchange-Traded Funds (cost $588,576)	710,885
	Total Long-Term Investments (cost $72,404,969)	73,713,294

Shares	Description (1)	Coupon	Value
	SHORT-TERM INVESTMENTS – 1.2%
	MONEY MARKET FUNDS – 1.2%
918,332	First American Treasury Obligation Fund, Class Z	0.134% (5)	$ 918,332
	Total Short-Term Investments (cost $918,332)		918,332
	Total Investments (cost $73,323,301) – 100.9%		74,631,626
	Other Assets Less Liabilities – (0.9)%		(697,731)
	Net Assets – 100%		$ 73,933,895
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $364,068.
(4)	A copy of the most recent financial statements for the exchange-traded funds in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.
(5)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.
ADR	American Depositary Receipt
ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust
SPDR	Standard & Poor's Depositary Receipt
See accompanying notes to financial statements.
28

Statement of Assets and Liabilities
April 30, 2020
(Unaudited)
	Large Cap Select	Small Cap Select
Assets
Long-term investments, at value (cost $36,434,708 and $72,404,969, respectively)	$40,311,661	$73,713,293
Investment purchased with collateral from securities lending, at value (cost approximates value)	—	376,252
Short-term investments, at value (cost approximates value)	40,676	918,332
Receivable for:
Dividends	47,384	29,809
Due from affiliates	3,827	7,870
Due from broker	29	132
Interest	65	123
Investments sold	604,536	1,270,311
Shares sold	10,637	79,541
Other assets	22,366	51,774
Total assets	41,041,181	76,447,437
Liabilities
Payable for:
Collateral from securities lending program	—	376,252
Investments purchased - regular settlement	540,108	1,410,633
Shares redeemed	174,708	590,330
Accrued expenses:
Directors fees	287	19,118
Management fees	13,571	20,453
12b-1 distribution and service fees	6,005	10,498
Other	35,081	86,258
Total liabilities	769,760	2,513,542
Net assets	$40,271,421	$73,933,895

See accompanying notes to financial statements.
29

Statement of Assets and Liabilities (Unaudited) (continued)
	Large Cap Select	Small Cap Select
Class A Shares
Net assets	$22,929,827	$44,390,063
Shares outstanding	793,617	6,795,064
Net asset value ("NAV") per share	$ 28.89	$ 6.53
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$ 30.65	$ 6.93
Class C Shares
Net assets	$ 1,993,249	$ 769,074
Shares outstanding	74,685	217,070
NAV and offering price per share	$ 26.69	$ 3.54
Class R3 Shares
Net assets	$ —	$ 4,564,203
Shares outstanding	—	798,905
NAV and offering price per share	$ —	$ 5.71
Class R6 Shares
Net assets	$ —	$ 1,821,789
Shares outstanding	—	205,196
NAV and offering price per share	$ —	$ 8.88
Class I Shares
Net assets	$15,348,345	$22,388,766
Shares outstanding	527,077	2,526,933
NAV and offering price per share	$ 29.12	$ 8.86
Fund level net assets consist of:
Capital paid-in	$37,469,863	$76,595,696
Total distributable earnings	2,801,558	(2,661,801)
Fund level net assets	$40,271,421	$73,933,895
Authorized shares - per class	2 billion	2 billion
Par value per share	$ 0.0001	$ 0.0001
See accompanying notes to financial statements.
30

Statement of Operations
Six Months Ended April 30, 2020
(Unaudited)
	Large Cap Select	Small Cap Select
Investment Income
Dividends	$ 372,272	$ 527,914
Interest	1,652	5,531
Securities lending income	29	3,123
Payment from affiliate	3,827	7,870
Tax withheld	(3,228)	—
Total investment income	374,552	544,438
Expenses
Management fees	153,531	367,709
12b-1 service fees - Class A Shares	30,183	64,346
12b-1 distribution and service fees - Class C Shares	10,513	4,897
12b-1 distibution and service fees - Class R3 Shares	—	11,719
Shareholder servicing agent fees	16,861	85,093
Custodian fees	8,768	12,143
Professional fees	15,349	20,004
Trustees fees	435	895
Shareholder reporting expenses	6,540	14,026
Federal and state registration fees	26,784	39,942
Other	1,555	2,017
Total expenses before fee waiver/expense reimbursement	270,519	622,791
Fee waiver/expense reimbursement	(34,387)	(114,686)
Net expenses	236,132	508,105
Net investment income (loss)	138,420	36,333
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(86,106)	(2,845,204)
Change in net unrealized appreciation (depreciation) of investments	(2,176,124)	(10,404,723)
Net realized and unrealized gain (loss)	(2,262,230)	(13,249,927)
Net increase (decrease) in net assets from operations	$(2,123,810)	$(13,213,594)
See accompanying notes to financial statements.
31

Statement of Changes in Net Assets
(Unaudited)
	Large Cap Select		Small Cap Select
	Six Months Ended 4/30/20	Year Ended 10/31/19	Six Months Ended 4/30/20	Year Ended 10/31/19
Operations
Net investment income (loss)	$ 138,420	$ 561,103	$ 36,333	$ 84,809
Net realized gain (loss) from investments	(86,106)	(1,025,607)	(2,845,204)	(209,980)
Change in net unrealized appreciation (depreciation) of investments	(2,176,124)	6,416,434	(10,404,723)	6,331,612
Net increase (decrease) in net assets from operations	(2,123,810)	5,951,930	(13,213,594)	6,206,441
Distributions to Shareholders
Dividends:
Class A Shares	(288,657)	(894,093)	(81,269)	(11,801,893)
Class C Shares	(9,872)	(80,595)	—	(422,601)
Class R3 Shares	—	—	—	(1,142,174)
Class R6 Shares	—	—	(11,344)	(1,031,249)
Class I Shares	(256,895)	(1,910,495)	(116,045)	(5,461,767)
Decrease in net assets from distributions to shareholders	(555,424)	(2,885,183)	(208,658)	(19,859,684)
Fund Share Transactions
Proceeds from sale of shares	3,754,848	8,928,213	5,368,055	15,825,165
Proceeds from shares issued to shareholders due to reinvestment of distributions	417,962	2,490,169	197,955	19,068,666
	4,172,810	11,418,382	5,566,010	34,893,831
Cost of shares redeemed	(6,109,225)	(43,341,723)	(12,460,749)	(38,571,414)
Net increase (decrease) in net assets from Fund share transactions	(1,936,415)	(31,923,341)	(6,894,739)	(3,677,583)
Net increase (decrease) in net assets	(4,615,649)	(28,856,594)	(20,316,991)	(17,330,826)
Net assets at the beginning of period	44,887,070	73,743,664	94,250,886	111,581,712
Net assets at the end of period	$40,271,421	$ 44,887,070	$ 73,933,895	$ 94,250,886
See accompanying notes to financial statements.
32

THIS PAGE INTENTIONALLY LEFT BLANK
33

Financial Highlights
(Unaudited)
Large Cap Select
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended October 31	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (01/03)
2020	$30.71	$ 0.09	$(1.54)	$(1.45)	$(0.37)	$ —	$(0.37)	$28.89
2019	28.87	0.21	2.72	2.93	(0.10)	(0.99)	(1.09)	30.71
2018	27.50	0.12	1.38	1.50	(0.13)	—	(0.13)	28.87
2017	21.24	0.10	6.25	6.35	(0.09)	—	(0.09)	27.50
2016	20.59	0.09	0.61	0.70	(0.05)	—	(0.05)	21.24
2015	20.13	0.08	0.46	0.54	(0.08)	—	(0.08)	20.59
Class C (01/03)
2020	28.28	(0.03)	(1.43)	(1.46)	(0.13)	—	(0.13)	26.69
2019	26.77	( —)*	2.50	2.50	—	(0.99)	(0.99)	28.28
2018	25.57	(0.10)	1.30	1.20	—	—	—	26.77
2017	19.82	(0.08)	5.83	5.75	—	—	—	25.57
2016	19.31	(0.06)	0.57	0.51	—	—	—	19.82
2015	18.96	(0.07)	0.42	0.35	—	—	—	19.31
Class I (01/03)
2020	30.98	0.13	(1.55)	(1.42)	(0.44)	—	(0.44)	29.12
2019	29.13	0.28	2.73	3.01	(0.17)	(0.99)	(1.16)	30.98
2018	27.74	0.19	1.40	1.59	(0.20)	—	(0.20)	29.13
2017	21.42	0.16	6.30	6.46	(0.14)	—	(0.14)	27.74
2016	20.76	0.14	0.62	0.76	(0.10)	—	(0.10)	21.42
2015	20.30	0.13	0.46	0.59	(0.13)	—	(0.13)	20.76
34

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(d)
Total Return(b), (c)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Net Investment Income (Loss) Excluding Payment From Affiliates	Expenses	Net Investment Income (Loss)	Net Investment Income (Loss) Excluding Payment From Affiliates	Portfolio Turnover Rate(e)

(4.87)%	$22,930	1.30%**	0.41%**	0.39%**	1.14%**	0.57%**	0.55%**	53%
10.86	24,224	1.20	0.68	N/A	1.15	0.73	N/A	108
5.47	23,030	1.16	0.37	N/A	1.14	0.39	N/A	101
29.99	14,778	1.19	0.36	N/A	1.14	0.40	N/A	276
3.40	7,983	1.22	0.44	N/A	1.21	0.45	N/A	116
2.66	7,383	1.25	0.36	N/A	1.25	0.36	N/A	124

(5.21)	1,993	2.05**	(0.34)**	(0.36)**	1.89**	(0.19)**	(0.20)**	53
10.02	2,097	1.95	(0.07)	N/A	1.90	(0.02)	N/A	108
4.65	2,145	1.91	(0.39)	N/A	1.89	(0.37)	N/A	101
29.06	1,389	1.94	(0.39)	N/A	1.89	(0.34)	N/A	276
2.64	1,074	1.97	(0.32)	N/A	1.96	(0.31)	N/A	116
1.85	684	2.00	(0.38)	N/A	2.00	(0.38)	N/A	124

(4.74)	15,348	1.05**	0.66**	0.64**	0.89**	0.82**	0.80**	53
11.13	18,567	0.95	0.93	N/A	0.90	0.98	N/A	108
5.74	48,569	0.91	0.63	N/A	0.89	0.65	N/A	101
30.31	45,599	0.94	0.61	N/A	0.89	0.66	N/A	276
3.69	37,597	0.97	0.69	N/A	0.96	0.70	N/A	116
2.88	34,615	1.00	0.63	N/A	1.00	0.63	N/A	124
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	During the current fiscal period, the Fund received voluntary compensation from the Adviser. The Fund's Total Return for each share would decrease by an amount equaling less than 0.01% if such voluntary compensation were excluded. See Note 7-Management Fees and Other Transactions with Affiliates, for more information.
(c)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(d)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, for more information.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
*	Rounds to less than $.01 per share.
**	Annualized.
N/A	Fund did not have Payments from Affiliates for periods prior to the fiscal year ended October 31, 2020.
See accompanying notes to financial statements.
35

Financial Highlights (Unaudited) (continued)
Small Cap Select
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended October 31	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (05/92)
2020	$ 7.71	$ —**	$(1.17)	$(1.17)	$ (0.01)	$ —	$(0.01)	$ 6.53
2019	9.26	( —)**	0.28	0.28	( —)***	(1.83)	(1.83)	7.71
2018	10.13	(0.01)	0.35	0.34	—	(1.21)	(1.21)	9.26
2017	9.21	(0.02)	1.97	1.95	(0.01)	(1.02)	(1.03)	10.13
2016	11.01	0.01	0.30	0.31	—	(2.11)	(2.11)	9.21
2015	14.48	(0.02)	0.37	0.35	—	(3.82)	(3.82)	11.01
Class C (09/01)
2020	4.19	(0.01)	(0.64)	(0.65)	—	—	—	3.54
2019	6.00	(0.03)	0.05	0.02	—	(1.83)	(1.83)	4.19
2018	7.02	(0.05)	0.24	0.19	—	(1.21)	(1.21)	6.00
2017	6.70	(0.06)	1.40	1.34	—	(1.02)	(1.02)	7.02
2016	8.64	(0.04)	0.21	0.17	—	(2.11)	(2.11)	6.70
2015	12.28	(0.08)	0.26	0.18	—	(3.82)	(3.82)	8.64
Class R3 (01/94)
2020	6.74	(0.01)	(1.02)	(1.03)	—	—	—	5.71
2019	8.37	(0.02)	0.22	0.20	—	(1.83)	(1.83)	6.74
2018	9.28	(0.03)	0.33	0.30	—	(1.21)	(1.21)	8.37
2017	8.53	(0.04)	1.81	1.77	—	(1.02)	(1.02)	9.28
2016	10.38	(0.01)	0.27	0.26	—	(2.11)	(2.11)	8.53
2015	13.91	(0.04)	0.33	0.29	—	(3.82)	(3.82)	10.38
Class R6 (02/18)
2020	10.49	0.02	(1.57)	(1.55)	(0.06)	—	(0.06)	8.88
2019	11.87	0.04	0.44	0.48	(0.03)	(1.83)	(1.86)	10.49
2018	11.82	0.02	0.03	0.05	—	—	—	11.87
Class I (05/92)
2020	10.46	0.01	(1.57)	(1.56)	(0.04)	—	(0.04)	8.86
2019	11.85	0.03	0.44	0.47	(0.03)	(1.83)	(1.86)	10.46
2018	12.60	0.03	0.43	0.46	—	(1.21)	(1.21)	11.85
2017	11.24	0.01	2.40	2.41	(0.03)	(1.02)	(1.05)	12.60
2016	12.93	0.04	0.38	0.42	—	(2.11)	(2.11)	11.24
2015	16.30	0.02	0.43	0.45	—	(3.82)	(3.82)	12.93
36

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(d)
Total Return(b), (c)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Net Investment Income (Loss) Excluding Payment From Affiliates	Expenses	Net Investment Income (Loss)	Net Investment Income (Loss) Excluding Payment From Affiliates	Portfolio Turnover Rate(e)

(15.19)%	$44,390	1.51%*	(0.25)%*	(0.27)%*	1.24%*	0.02%*	( —)%****	37%
6.95	55,849	1.42	(0.17)	N/A	1.24	0.01	N/A	70
3.48	60,930	1.43	(0.24)	N/A	1.24	(0.06)	N/A	95
21.76	67,405	1.41	(0.24)	N/A	1.33	(0.16)	N/A	66
4.05	67,428	1.44	0.10	N/A	1.44	0.10	N/A	66
4.08	82,080	1.42	(0.14)	N/A	1.42	(0.14)	N/A	75

(15.51)	769	2.25*	(0.97)*	(0.98)*	1.99*	(0.70)*	(0.72)*	37
6.09	1,029	2.17	(0.92)	N/A	1.99	(0.74)	N/A	70
2.78	1,436	2.18	(1.00)	N/A	1.99	(0.81)	N/A	95
20.75	4,913	2.16	(0.99)	N/A	2.09	(0.91)	N/A	66
3.37	5,625	2.19	(0.65)	N/A	2.19	(0.65)	N/A	66
3.19	8,036	2.17	(0.88)	N/A	2.17	(0.88)	N/A	75

(15.28)	4,564	1.76*	(0.53)*	(0.55)*	1.49*	(0.26)*	(0.28)*	37
6.65	5,194	1.68	(0.42)	N/A	1.49	(0.24)	N/A	70
3.34	5,264	1.68	(0.50)	N/A	1.49	(0.31)	N/A	95
21.40	5,381	1.66	(0.49)	N/A	1.59	(0.41)	N/A	66
3.76	5,310	1.69	(0.12)	N/A	1.69	(0.12)	N/A	66
3.75	7,794	1.67	(0.38)	N/A	1.67	(0.38)	N/A	75

(14.91)	1,822	1.10*	0.13*	0.12*	0.83*	0.40*	0.38*	37
7.22	2,070	1.03	0.17	N/A	0.85	0.36	N/A	70
0.42	6,532	1.03*	0.06*	N/A	0.85*	0.24*	N/A	95

(14.98)	22,389	1.26*	0.01*	(0.01)*	0.99*	0.27*	0.26*	37
7.13	30,109	1.17	0.08	N/A	0.99	0.26	N/A	70
3.77	37,420	1.18	0.02	N/A	0.99	0.21	N/A	95
22.03	49,150	1.16	0.01	N/A	1.08	0.09	N/A	66
4.33	45,574	1.19	0.36	N/A	1.19	0.36	N/A	66
4.29	96,071	1.17	0.11	N/A	1.17	0.11	N/A	75

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	During the current fiscal period, the Fund received voluntary compensation from the Adviser. The Fund's Total Return for each share would decrease by an amount equaling less than 0.01% if such voluntary compensation were excluded. See Note 7-Management Fees and Other Transactions with Affiliates, for more information.
(c)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(d)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, for more information.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
*	Annualized.
**	Rounds to less than $.01 per share.
***	Rounds to more than $(.01) per share.
****	Annualized ratio rounds to less than .01%.
N/A	Fund did not have Payments from Affiliates for periods prior to the fiscal year ended October 31, 2020.
See accompanying notes to financial statements.
37

Notes to Financial Statements
(Unaudited)
1.  General Information
Trust and Fund Information
Nuveen Investment Funds, Inc. (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Trust is comprised of Nuveen Large Cap Select Fund (“Large Cap Select”) and Nuveen Small Cap Select Fund (“Small Cap Select”), (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was incorporated in the State of Maryland on August 20, 1987.
The end of the reporting period for the Funds is April 30, 2020, and the period covered by these Notes to Financial Statements is the six months ended April 30, 2020 (the “current fiscal period”).
Investment Adviser and Sub-Adviser
The Funds' investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds' portfolios, manages the Funds' business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.
Other Matters
The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long-term cannot be reasonably estimated at this time. There have been no comparable recent events that provide guidance as to the effect the spread of COVID-19 as a global pandemic may have on the Funds’ Company’s financial performance. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds’ Company’s normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.
2.  Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing security and shareholder transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.
Compensation
The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
38

Distributions to Shareholders
Distributions to shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Indemnifications
Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Investments and investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes and is recorded on an accrual basis. Interest income also reflects payment-in-kind ("PIK") interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments.
Multiclass Operations and Allocations
Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets each class. Expenses directly attributable to a class of shares are recorded to the specific class. 12b-1 distribution and service fees are allocated on a class-specific basis.
Sub-transfer agent fees and similar fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.
Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 - Portfolio Securities and Investments in Derivatives.
New Accounting Pronouncements and Rule Issuances
Fair Value Measurement: Disclosure Framework
During August 2018, the FASB issued Accounting Standards Update ("ASU") 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework  –  Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has early implemented this guidance and it did not have a material impact on the Funds' financial statements.
Reference Rate Reform
In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the amendments, but is currently assessing the impact of the ASU’s adoption to the Funds’ financial statements and various filings.
3.  Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
The Funds' investments in securities are recorded at their estimated fair value. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification
39

Notes to Financial Statements (Unaudited) (continued)
of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market ("Nasdaq") are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange, which may represent a transfer from a Level 1 to a Level 2 security.
Exchange-traded funds are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1.
Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which an independent pricing service ("pricing service") is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:
Large Cap Select	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$40,311,661	$ —	$ —	$40,311,661
Short-Term Investments:
Money Market Funds	40,676	—	—	40,676
Total	$40,352,337	$ —	$ —	$40,352,337

Small Cap Select	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$73,002,409	$ —	$ —	$73,002,409
Exchange-Traded Funds	710,885	—	—	710,885
Short-Term Investments:
Money Market Funds	918,332	—	—	918,332
Total	$74,631,626	$ —	$ —	$74,631,626

*	Refer to the Fund's Portfolio of Investments for industry classifications.
40

4.  Portfolio Securities and Investments in Derivatives
Securities Lending
In order to generate additional income, the Funds may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks or other institutions. When loaning securities, each Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The Funds also have the ability to recall the securities on loan at any time.
Each Fund’s policy is to receive, at the inception of a loan, cash collateral equal to at least 102% of the value of securities loaned, which is recognized as “Payable for collateral from securities lending program” on the Statement of Assets and Liabilities. Collateral for securities on loan is invested in a money market fund, which is recognized as “Investments purchased with collateral from securities lending, at value” on the Statement of Assets and Liabilities. The market value of the securities loaned is determined at the close of each business day in order to determine the adequacy of the collateral. If the value of the securities on loan increases such that the level of collateralization falls below 100%, additional collateral is received from the borrower on the next business day, which is recognized as “Due from broker” on the Statement of Assets and Liabilities.
Securities out on loan are subject to termination at any time at the option of the borrower or the Fund. Upon termination, the borrower is required to return to the Fund securities identical to the securities loaned. Generally, in the event the borrower defaults on its obligation to return the loaned securities, the Fund has the right to use the collateral to acquire identical securities. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a loss to the Fund. Under the Funds’ securities lending agreement, however, the securities lending agent has indemnified the Fund against losses resulting from borrower default, except to the extent that those losses result from a decrease in the value of the collateral due to its investment by the Funds. The Funds bear the risk of loss with respect to the investment of collateral.
The Funds’ custodian, U.S. Bank National Association, serves as their securities lending agent. Income earned from the securities lending program is paid to the Funds. Income from securities lending, is recognized as “Securities lending income” on the Statement of Operations.
The following table presents the securities out on loan for the following Fund, and the collateral delivered related to those securities, as of the end of the reporting period.
Fund	Asset Class out on Loan	Long-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Small Cap Select	Common Stocks	$364,068	$(364,068)	$ —
* As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the securities out on loan. Refer to the Fund’s Portfolio of Investments for details on the securities out on loan.
Investment Transactions
Long-term purchases and sales (excluding investments purchased with collateral from securities lending, where applicable) during the current fiscal period were as follows:
	Large Cap Select	Small Cap Select
Purchases	$22,850,529	$31,705,900
Sales	25,152,919	37,497,740
The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/ delayed-delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.
Investments in Derivatives
Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.
41

Notes to Financial Statements (Unaudited) (continued)
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
5.  Fund Shares
Transactions in Fund shares during the current and prior fiscal period were as follows:
	Six Months Ended 4/30/20		Year Ended 10/31/19
Large Cap Select	Shares	Amount	Shares	Amount
Shares sold:
Class A	85,471	$ 2,654,123	177,515	$ 4,930,221
Class A – automatic conversion of Class C Shares	115	3,344	486	13,884
Class C	6,711	171,982	24,930	643,351
Class I	30,946	925,399	120,055	3,340,757
Shares issued to shareholders due to reinvestment of distributions:
Class A	8,421	275,945	32,369	835,988
Class C	304	9,233	3,148	75,284
Class I	4,024	132,784	60,673	1,578,897
	135,992	4,172,810	419,176	11,418,382
Shares redeemed:
Class A	(89,195)	(2,663,903)	(219,203)	(6,275,373)
Class C	(6,338)	(171,590)	(33,536)	(894,697)
Class C – automatic conversion to Class A Shares	(125)	(3,344)	(526)	(13,884)
Class I	(107,187)	(3,270,388)	(1,248,745)	(36,157,769)
	(202,845)	(6,109,225)	(1,502,010)	(43,341,723)
Net increase (decrease)	(66,853)	$(1,936,415)	(1,082,834)	$(31,923,341)

42

	Six Months Ended 4/30/20		Year Ended 10/31/19
Small Cap Select	Shares	Amount	Shares	Amount
Shares sold:
Class A	173,230	$ 1,223,786	482,537	$ 3,499,928
Class A – automatic conversion of Class C Shares	490	3,918	1,287	10,280
Class C	46,360	185,368	43,704	181,629
Class R3	172,851	885,785	256,759	1,677,173
Class R6	43,510	407,284	202,682	2,051,384
Class I	277,313	2,661,914	843,491	8,404,771
Shares issued to shareholders due to reinvestment of distributions:
Class A	9,868	80,423	1,813,633	11,697,567
Class C	—	—	119,270	421,025
Class R3	—	—	201,838	1,140,383
Class R6	1,026	11,344	117,392	1,031,249
Class I	9,610	106,188	545,179	4,778,442
	734,258	5,566,010	4,627,772	34,893,831
Shares redeemed:
Class A	(636,016)	(4,611,254)	(1,629,812)	(12,135,488)
Class C	(73,980)	(288,280)	(154,537)	(622,536)
Class C – automatic conversion to Class A Shares	(902)	(3,918)	(2,231)	(10,280)
Class R3	(144,870)	(981,547)	(316,677)	(2,085,951)
Class R6	(36,613)	(352,243)	(673,304)	(6,773,557)
Class I	(637,867)	(6,223,507)	(1,668,575)	(16,943,602)
	(1,530,248)	(12,460,749)	(4,445,136)	(38,571,414)
Net increase (decrease)	(795,990)	$ (6,894,739)	182,636	$ (3,677,583)
6.  Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund's investment portfolio, as determined on a federal income tax basis, as of April 30, 2020.
	Large Cap Select	Small Cap Select
Tax cost of investments	$36,703,966	$74,013,733
Gross unrealized:
Appreciation	$ 5,641,601	$ 9,383,570
Depreciation	(1,993,230)	(8,389,426)
Net unrealized appreciation (depreciation) of investments	$ 3,648,371	$ 994,144
Permanent differences, primarily due to federal taxes paid and distribution reallocations, resulted in reclassifications among the Funds' components of net assets as of October 31, 2019, the Funds' last tax year end.
The tax components of undistributed net ordinary income and net long-term capital gains as of October 31, 2019, the Funds' last tax year end, were as follows:
43

Notes to Financial Statements (Unaudited) (continued)
	Large Cap Select	Small Cap Select
Undistributed net ordinary income[1]	$512,223	$62,715
Undistributed net long-term capital gains	—	—

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
The tax character of distributions paid during the Funds’ last tax year ended October 31, 2019 was designated for purposes of the dividends paid deduction as follows:
	Large Cap Select	Small Cap Select
Distributions from net ordinary income[1]	$2,753,146	$ 5,582,744
Distributions from net long-term capital gains	132,037	14,276,940

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
As of October 31, 2019, the Funds’ last tax year end, the Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.
	Large Cap Select	Small Cap Select
Not subject to expiration:
Short-term	$328,832	$263,821
Long-term	527,111	419,464
Total	$855,943	$683,285
7.  Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Average Daily Net Assets	Large Cap Select	Small Cap Select
For the first $125 million	0.5000%	0.6500%
For the next $125 million	0.4875	0.6375
For the next $250 million	0.4750	0.6250
For the next $500 million	0.4625	0.6125
For the next $1 billion	0.4500	0.6000
For the next $3 billion	0.4250	0.5750
For the next $2.5 billion	0.4000	0.5500
For the next $2.5 billion	0.3875	0.5375
For net assets over $10 billion	0.3750	0.5250
The annual complex-level fee, payable monthly, for each Fund is determined by taking the complex-level fee rate, which is based on the aggregate amount of "eligible assets" of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund's assets that are not "eligible assets". The complex-level fee schedule for each Fund is as follows:
44

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*     The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of April 30, 2020, the complex-level fee rate for each Fund was 0.2000%.
The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of each Fund so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time period stated in the following table. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual fund operating expenses for the Class R6 Shares will not be less than the expense limitation. The expense limitation in effect thereafter may be terminated or modified only with the approval of the Board.
Fund	Expense Cap	Expense Cap Expiration Date
Large Cap Select	0.89%	July 31, 2021
Small Cap Select	0.99	July 31, 2021
Other Transactions with Affiliates
During February 2020, the Funds began receiving voluntary compensation from the Adviser in amounts that approximate a portion of the cost of research services obtained from broker-dealers and research providers if the Adviser had purchased the research services directly. This income received by the Funds is recognized as “Payment from affiliate” on the Statement of Operations.
During the current fiscal period, the Distributor, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:
	Large Cap Select	Small Cap Select
Sales charges collected	$6,128	$5,440
Paid to financial intermediaries	5,449	4,759
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:
	Large Cap Select	Small Cap Select
Commission advances	$592	$1,260
45

Notes to Financial Statements (Unaudited) (continued)
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:
	Large Cap Select	Small Cap Select
12b-1 fees retained	$1,242	$761
The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:
	Large Cap Select	Small Cap Select
CDSC retained	$14	$33
8.  Borrowings Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.65 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2020 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, none of the Funds utilized this facility.
9.  Subsequent Events
Expense Cap
During May 2020, the Board approved an extension of the Expense Cap limitation for both Large Cap Select and Small Cap Select to July 31, 2022.
Committed Line of Credit
During June 2020, the Participating Funds renewed the standby credit facility through June 2021. In conjunction with this renewal the commitment amount decreased from $2.65 billion to $2.405 billion and the interest rate increased from LIBOR plus 1.00% to LIBOR plus 1.25%. The Participating Funds also incurred a 0.10% upfront fee. All other terms remain unchanged.
46

Additional Fund Information
Investment Adviser
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Nuveen Asset Management, LLC
333 West Wacker Drive
Chicago, IL 60606
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606
Custodian
U.S. Bank National Association
1555 North RiverCenter Drive
Suite 302
Milwaukee, WI 53212
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Transfer Agent and
Shareholder Services
DST Asset Manager
Solutions, Inc. (DST)
P.O. Box 219140
Kansas City, MO 64121-9140
(800) 257-8787

Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC's website at http://www.sec.gov.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request by calling Nuveen toll-free at (800) 257-8787 or Nuveen's website at www.nuveen.com and (ii) a description of the policies and procedures that each Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.
47

Glossary of Terms Used in this Report
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested distributions and capital gains, if any) over the time period being considered.
Lipper Large-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Large-Cap Core Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.
Lipper Small-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Small-Cap Core Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.
Market Capitalization: The market capitalization of a company is equal to the number of the company’s common shares outstanding multiplied by the current price of the company’s stock.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
Russell 2000® Index: An index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 3000® Index measures the performance of the 3,000 largest companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
S&P 500®: An unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.
48

Liquidity Risk Management Program
Discussion of the operation and effectiveness of the Funds’ liquidity risk management program
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), each Fund covered in this Report (the “Funds”) has adopted and implemented a liquidity risk management program (the “Program”), which is designed to manage the Fund’s liquidity risk. The Program consists of various protocols for assessing and managing each Fund’s liquidity risk. The Funds’ Board of Trustees previously designated Nuveen Fund Advisors, LLC, the Funds’ investment adviser, as the Administrator of the Program. The adviser’s Liquidity Monitoring and Analysis Team (“LMAT”) carries out day-to-day Program management with oversight by the adviser’s Liquidity Oversight Sub-Committee (the LOSC”). The LOSC is composed of personnel from the adviser and Teachers Advisors, LLC, an affiliate of the adviser.
At a May 20, 2020 meeting of the Board, the Administrator provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for calendar year 2019 (the “Review Period”), as required under the Liquidity Rule. The report noted that the Program has been and continues to be adequately and effectively implemented to monitor and (as applicable) respond to each Fund’s liquidity developments.
In accordance with the Program, the LMAT assesses each Fund’s liquidity risk no less frequently than annually based on various factors, such as (i) the Fund’s investment strategy and the liquidity of portfolio investments, (ii) cash flow projections, and (iii) holdings of cash and cash equivalents, borrowing arrangements, and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories (including the most liquid, “Highly Liquid”, and the least liquid, “Illiquid”, discussed below). The classification is based on a determination of how long it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading, and investment-specific considerations, as well as market depth, and use third-party vendor data.
Any Fund that does not primarily hold highly liquid investments must, among other things, determine a minimum percentage of Fund assets that must be invested in highly liquid investments (a “Highly Liquid Investment Minimum”). During the Review Period, each Fund primarily held Highly Liquid investments and therefore was exempt from the requirement to adopt a Highly Liquid Investment Minimum and to comply with the related requirements under the Liquidity Rule.
The Liquidity Rule also limits a Fund’s investments in Illiquid investments. Specifically, the Liquidity Rule prohibits a Fund from acquiring Illiquid investments if doing so would result in the Fund holding more than 15% of its net assets in Illiquid investments, and requires certain reporting to the Fund Board and the Securities and Exchange Commission any time a Fund’s holdings of Illiquid investments exceeds 15% of net assets. During the Review Period, no Fund exceeded the 15% limit on Illiquid investments.
49

Notes
50

Notes
51

Nuveen:
Serving Investors for Generations
Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds
Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com    MSA-FSLCT-0420P1210966-INV-B-06/21

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(a)(4) Change in the registrant’s independent public accountant. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Funds, Inc.

By	(Signature and Title)	/s/ Christopher M. Rohrbacher
Christopher M. Rohrbacher Vice President and Secretary

Date: July 7, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Greg A. Bottjer
Greg A. Bottjer Chief Administrative Officer (principal executive officer)

Date: July 7, 2020

By	(Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham Vice President and Controller (principal financial officer)

Date: July 7, 2020